                                                  Filed Pursuant to Rule 497(h)
                                                    Registration No. 333-108137
PROSPECTUS
                                                                [LOGO] Allianz
                                                                Global Investors


                               86,100,000 Shares

                NFJ Dividend, Interest & Premium Strategy Fund

                                 Common Shares

                               $25.00 per share

                                 -------------

   Investment Objectives. The Fund is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation.

   Portfolio Management Strategies. The Fund will pursue its investment objectives by investing in a diversified portfolio of dividend-paying common stocks (the "Equity Component") and income-producing convertible securities (the "Convertible Component"). The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums (the "Index Option Strategy").

   The Equity Component is initially expected to represent approximately 75%, and the Convertible Component approximately 25%, of the net proceeds of this offering. Thereafter, the percentage of the Fund's assets represented by each component is expected to vary based on relative investment performance, market fluctuations and other factors, but the Fund's entire portfolio will be rebalanced on an annual basis (so that the Equity Component will represent approximately 75% and the Convertible Component approximately 25% of the portfolio immediately after each rebalancing). The first rebalancing will take place in January, 2006.

   The Fund cannot assure you that it will achieve its investment objectives.
                                                  (continued on following page)

                                 -------------

Investing in the Fund's common shares involves certain risks. See "Risks" beginning on page 37 of this prospectus. Certain of these risks are summarized in "Prospectus Summary--Special Risk Considerations" beginning on page 12.


   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 -------------

                                             Per Share    Total(2)
                                             --------- --------------
           Public Offering Price              $ 25.00  $2,152,500,000
           Sales Load                         $ 1.125  $   96,862,500
           Estimated Offering Expenses(1)(2)  $   .03  $    2,583,000
           Proceeds to the Fund               $23.845  $2,053,054,500

                                 -------------

(1) The Fund will pay or reimburse offering expenses estimated at $2,583,000 from the proceeds of the offering. PA Fund Management LLC has agreed to pay the amount by which the Fund's offering costs (other than the sales load, but inclusive of the reimbursement of underwriter expenses of $.005 per share) exceed $.05 per share. PA Fund Management LLC has agreed to pay all of the Fund's organizational expenses.
(2) The Underwriters may also purchase up to an additional 12,915,000 common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to the Fund will be $2,475,375,000, $111,391,875, $2,970,450 and $2,361,012,675, respectively.

   The Underwriters expect to deliver the common shares to purchasers on or about February 28, 2005.

                                 -------------

 Citigroup                   Merrill Lynch & Co.          UBS Investment Bank
 A.G. Edwards                Wachovia Securities     Deutsche Bank Securities
 Advest, Inc.                                                 Banc of America
                            Robert W. Baird & Co.              Securities LLC

H&R Block Financial Advisors, Inc.     Crowell, Weedon & Co.           Ferris, Baker Watts
                                                                              Incorporated
J.J.B. Hilliard, W.L.                 Janney Montgomery Scott
Lyons, Inc.                                     LLC                KeyBanc Capital Markets
Legg Mason Wood Walker                   Oppenheimer & Co.                   Raymond James
     Incorporated
RBC Capital Markets                       Ryan Beck & Co.               Stifel, Nicolaus &
                                                                                   Company
                                                                              Incorporated
SunTrust Robinson
Humphrey                           Wedbush Morgan Securities Inc.   Wells Fargo Securities

February 23, 2005

(continued from previous page)

   PA Fund Management LLC (the "Manager") serves as the investment manager of the Fund. The Fund utilizes three affiliated sub-advisers to manage different elements of the Fund's portfolio. NFJ Investment Group L.P. ("NFJ") manages the Equity Component by focusing on undervalued common stocks with relatively high dividend yields. Nicholas-Applegate Capital Management LLC ("NACM") manages the Convertible Component by using traditional credit analysis combined with a disciplined, fundamental bottom-up research process. PEA Capital LLC ("PEA") implements the Fund's Index Option Strategy using quantitative and statistical analysis designed to produce gains from index option premiums.

   No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors purchasing shares in the initial public offering. The common shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance, under the trading or "ticker" symbol "NFJ."

   Portfolio Contents. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities and other instruments that provide dividends, interest or option premiums.

   The Equity Component will ordinarily consist principally of dividend-paying common stocks, but may also include preferred stocks and dividend-paying real estate investment trusts. The assets of the Equity Component will be invested principally in securities of U.S. issuers, but may also include American Depository Receipts ("ADRs") without limit. Up to 10% of the Component's assets may be invested in foreign securities other than ADRs, including emerging market securities.

   The Convertible Component will ordinarily consist of convertible securities, including synthetic convertible securities, and may include convertible securities that are of below investment grade quality. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "high yield" securities or "junk bonds." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The risks involved in investing in high yield securities are such that an investment in the Fund should be considered speculative. Up to 20% of the Convertible Component may consist of U.S. dollar-denominated securities of foreign issuers based in developed countries.

   The Fund will employ its Index Option Strategy by writing (selling) call options on equity indexes such that the underlying value of the indexes are approximately equal to and do not exceed the value of the Equity Component of the Fund--i.e., approximately 75% of the Fund's net assets, subject to future fluctuations in the assets attributable to the Equity Component and annual rebalancings. For these purposes, the Fund treats options on indexes as being written on securities held by the Fund having an aggregate value equal to the face or notional amount of the index subject to the options. Most of the options written by the Fund will be exchange-traded, although the Fund may utilize over-the-counter options. The Fund may also utilize other derivatives strategies involving call and put options, futures and forward contracts, swap agreements, short sales and other derivative instruments in an attempt to hedge against market and other risks in the portfolio. The Fund may invest up to 15% of its total assets in illiquid securities.

   Although it has no current intention to do so, the Fund may in the future determine to issue preferred shares, borrow money or issue debt securities to add leverage to its portfolio, provided that the leverage does not represent more than 38% of the Fund's total assets. See "Leverage and Borrowings." The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. See "The Fund's Investment Objectives and Strategies--Portfolio Contents and Other Information--Other Derivatives."

   You should read this prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated February 23, 2005 containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 66 of this prospectus. You may request a free copy of the Statement of Additional Information by calling (877) 819-2224 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's Web site (http://www.sec.gov).

   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

                                 -------------

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
      Prospectus Summary............................................   1

      Summary of Fund Expenses......................................  23

      The Fund......................................................  24

      Use of Proceeds...............................................  24

      The Fund's Investment Objectives and Strategies...............  24

      Leverage and Borrowings.......................................  36

      Risks.........................................................  37

      How the Fund Manages Risk.....................................  46

      Management of the Fund........................................  47

      Net Asset Value...............................................  52

      Distributions.................................................  53

      Dividend Reinvestment Plan....................................  54

      Description of Shares.........................................  55

      Anti-Takeover and Other Provisions in the Declaration of Trust  56

      Repurchase of Common Shares; Conversion to Open-End Fund......  57

      Tax Matters...................................................  58

      Underwriting..................................................  62

      Custodian and Transfer Agent..................................  65

      Legal Matters.................................................  65

      Table of Contents for the Statement of Additional Information.  66

      Appendix A--Description of Securities Ratings.................  67

                                 -------------

                              PROSPECTUS SUMMARY

   This is only a summary. This summary may not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Fund..................    NFJ Dividend, Interest & Premium Strategy Fund
                                (the "Fund") is a newly organized, diversified, closed-end management investment company. See "The Fund."

The Offering..............    The Fund is offering 86,100,000 common shares of
                                beneficial interest, with a par value of $.00001 per share, at $25.00 per share through a group of underwriters (the "Underwriters") led by Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, A.G. Edwards & Sons, Inc., Wachovia Capital Markets, LLC, Deutsche Bank Securities Inc., Advest, Inc., Robert W. Baird & Co. Incorporated, Banc of America Securities LLC, H&R Block Financial Advisors, Inc., Crowell, Weedon & Co., Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Legg Mason Wood Walker, Incorporated, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, Ryan Beck & Co., Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Capital Markets, Inc., Wedbush Morgan Securities Inc., and Wells Fargo Securities, LLC. The common shares of beneficial interest are called "Common Shares" in the rest of this prospectus. You must purchase at least 100 Common Shares. The Fund has given the Underwriters an option to purchase up to 12,915,000 additional Common Shares to cover orders in excess of 86,100,000 Common Shares. See "Underwriting." PA Fund Management LLC (the "Manager") has agreed to pay the amount by which the Fund's offering costs (other than the sales load, but inclusive of the reimbursement of underwriter expenses of $.005 per share) exceed $.05 per share. The Manager has agreed to pay all of the Fund's organizational expenses.

Investment Objectives and
Strategies................    The Fund's primary investment objective is to
                                seek current income and gains, with a secondary objective of long-term capital appreciation. The Fund cannot assure you that it will achieve its investment objectives.

                              The Fund will pursue its investment objectives by
                                investing in a diversified portfolio of
                                dividend-paying common stocks (the "Equity
                                Component") and income-producing convertible securities (the "Convertible Component"). The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums (the "Index Option Strategy"). The types of investments that will ordinarily comprise the Equity Component and the Convertible Component, and the instruments used to implement the Index Option Strategy, are summarized under "--Portfolio Contents" below.

                              The Manager serves as the investment manager of
                                the Fund. The Fund utilizes three affiliated sub-advisers (the "Sub-Advisers") to manage the Fund's portfolio. NFJ Investment Group L.P. ("NFJ") manages the Equity Component, Nicholas-Applegate Capital Management LLC ("NACM") manages the Convertible Component and PEA Capital LLC ("PEA") implements the Index Option Strategy. See "Sub-Advisers" below. The portfolio management strategies and techniques utilized by each Sub-Adviser are described below.

                              Asset Allocation and Annual Rebalancing.  The
                                Equity Component is initially expected to represent approximately 75%, and the Convertible Component approximately 25%, of the net proceeds of the offering. The Manager will cause the Fund's entire portfolio to be rebalanced annually to this initial asset allocation between the Equity Component and the Convertible Component. The first rebalancing will take place in January, 2006. These annual rebalancings may result in additional transaction costs for the Fund and may increase the amount of capital gains (and, in particular, short-term gains) realized by the Fund on which shareholders may pay tax. Although the portfolio will be rebalanced annually, it is expected that the relative percentage of the Fund's assets represented by the Equity and Convertible Components will vary during interim periods in relation to the relative investment performance of each Component, as well as market fluctuations and other factors. Therefore, the Fund's assets attributable to each Component from time to time may be significantly higher or lower than the initial 75%/25% allocation described above, and the risk/return profile of the Fund (taken as a whole) will vary accordingly.

Investment Selection
Strategies................    Equity Component.  In selecting common stocks for
                                the Equity Component, NFJ considers an initial selection universe consisting of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. to identify 150 to 200 companies that exhibit the best fundamental characteristics. NFJ classifies the universe by industry, and then identifies the most undervalued stocks in each industry based mainly on relative price-to-earnings (P/E) ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of common stocks, NFJ buys a number of stocks with the highest dividend yields. NFJ then screens the most undervalued companies in each industry by dividend yield to identify the highest yielding common stocks in each industry. From this group, NFJ buys an approximately equal number of additional stocks with the lowest P/E ratios. In selecting individual stocks, NFJ also considers quantitative factors such as price momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuations relative to the overall market and trading liquidity. NFJ will ordinarily replace an investment when a similar investment opportunity within the same industry group has a considerably higher dividend yield or lower valuation than the current holding. The Equity Component may include common stocks outside of the selection universe described above, consistent with the Fund's investment objectives and policies.

                              To the extent that NFJ invests in preferred
                                stocks or real estate investment trusts for the Equity Component, NFJ considers quantitative factors similar to those used for common stocks as described above, and also uses traditional credit analysis, taking into account factors such as changes in credit fundamentals, changes in attractiveness relative to other securities and changes in industry fundamentals.

                              NFJ will also manage the Equity Component with a
                                view toward reducing the portion of Fund distributions that are taxed as ordinary income by focusing investments in common stocks that pay dividends that may qualify for taxation to individual Common Shareholders as "qualified dividend income," and thus be eligible for taxation at favorable rates applicable to long-term capital gains. See "Tax Matters." However, it is expected that a substantial portion of the Fund's net investment income (including income derived from the Convertible Component and a portion of the gains received from index option premiums) will be taxed to Common Shareholders at ordinary income tax rates. Therefore, the Fund should not be viewed as a vehicle designed to maximize after-tax returns. See "Tax Risk."

                              Convertible Component.  In selecting convertible
                                securities for the Convertible Component, NACM attempts to identify issuers that successfully adapt to change. NACM evaluates each convertible security's investment characteristics as an income-producing security, using the credit analysis techniques described below, as well as its potential for capital appreciation, using techniques that focus on the security's equity characteristics. NACM seeks to capture approximately 70-80% of any increase in the market price of the underlying equities (upside potential) and 50% or less of any decrease in the market price of the underlying equities (downside exposure). In analyzing specific companies for possible investment, NACM ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.

                              NACM also uses traditional credit analysis
                                combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. NACM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. NACM relies heavily on its own analysis of the credit quality and risks associated with individual securities considered for the Convertible Component, rather than relying exclusively on rating agencies or third-party research. The team managing the Convertible Component utilizes this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer high current income or attractive capital appreciation relative to NACM's assessment of their credit characteristics.

                              NACM's discipline in selling investments that
                                have become less attractive is clearly defined and designed to drive the Convertible Component continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.

                              Index Option Strategy.  In implementing the
                                Fund's Index Option Strategy, PEA will "sell" or "write" call options on equity indexes such that the underlying value of the indexes are approximately equal to (and do not exceed) the net asset value of the Fund's Equity Component--i.e., approximately 75% of the Fund's net assets, subject to future fluctuations in the assets attributable to the Equity Component and annual rebalancings as described above. For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. This index option writing strategy is designed to produce gains from index option premiums.

                              Index call options are contracts representing the
                                right to purchase the cash value of an index at a specified price (the "strike price") at or until a specified future date (the "expiration date"). The Fund will sell index options that are "European style," meaning that the options may be exercised only on the expiration date. For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The Fund expects that it will normally write options whose terms to expiration range from two months to one year, although the Fund may write options with both longer and shorter terms. PEA will not write call options on individual equity securities, but may write options on exchange-traded funds and other similar instruments designed to correlate with the performance of an equity index or market segment.

                              As the writer (seller) of an equity index call
                                option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price on the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium. PEA may cause the Fund to repurchase an index call option prior to its expiration date, extinguishing the Fund's obligation, in which case the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Fund.

                              Equity index options differ from options on
                                individual securities in that (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single common stock.

                              In pursuing the Index Option Strategy, PEA may
                                cause the Fund to sell call options on
                                "broad-based" equity indexes, such as the Standard & Poor's 500 Index, as well as narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of these securities. PEA will actively manage the Fund's index options positions using quantitative and statistical analysis that focuses on relative value and risk/return. In determining which equity index options to utilize, PEA will consider market factors, such as current market levels and volatility, and options specific factors, such as premium/cost, strike price and time to expiration. PEA will attempt to create a portfolio of equity index call options that is diversified across multiple strike prices and expiration dates.

                              PEA will attempt to maintain for the Fund written
                                call options positions on equity indexes whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Fund's Equity Component. In doing so, PEA will take into account periodic data provided by NFJ with respect to the Equity Component, including net assets, industry and sector weightings, historic volatility as well as periodic (typically 30 days after month-end) reports detailing portfolio holdings. However, other than through periodic holdings reports, PEA will not have access to the actual securities purchased, sold or held by or for the Equity Component due to informational barriers in place between NFJ and PEA. Therefore, the Index Option Strategy involves significant risk that the changes in value of the indexes underlying the Fund's written call options positions will not correlate closely with changes in the market value of securities held by the Equity Component. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. See "Risks--Index Options Risk."

                              PEA does not intend to write call options on
                                equity indexes where the underlying value of the indexes exceed the net asset value of the Equity Component (i.e., write "naked" positions). The Fund will "cover" its written equity index call positions by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions (e.g., by holding a call option on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written).

                              The Fund will generally sell index call options
                                which are "out-of-the-money" or "at-the-money" at the time of sale. Out-of-the-money call options are options with a strike price above the current cash value of the index and at-the-money call options are options with a strike price equal to the cash value of the index. In addition to providing possible gains through premiums, out-of-the-money index call options allow the Fund to potentially benefit from appreciation in the equity securities held by the Fund with respect to which the option was written (to the extent correlated with the index) up to the strike price. The Fund will generally write out-of-the-money call options where the strike price is not more than 10% higher than the cash value of the index at the time of sale, although PEA reserves the flexibility to utilize written call options that are more deeply out-of-the-money if it deems appropriate depending upon market conditions and other factors. The Fund also reserves the flexibility to sell index call options that are "in-the-money" - i.e., those with a strike price below the cash value of the index at the time of sale, and will generally limit these to options where the strike price is not more than 5% lower than the cash value of the index (although the Fund may utilize options that are more deeply in-the-money depending upon market conditions and other factors). When the prices of the equity index upon which a call option is written rise, call options that were out-of-the-money when written may become in-the-money (i.e., the cash value of the index rises above the strike price of the option), thereby increasing the likelihood that the options could be exercised and the Fund forced to pay the amount of appreciation over the strike price of the option upon expiration.

                              Most option contracts are originated and
                                standardized by an independent entity called the Options Clearing Corporation (the "OCC"). The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are currently traded on the American Stock Exchange, Chicago Board
                                Options Exchange, International Securities
                                Exchange, New York Stock Exchange, Pacific
                                Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges. The Fund may also write unlisted (or "over-the counter") call options.

                              Diversification.  Subject to the availability of
                                suitable investment opportunities and subject to the Fund's limitations, NFJ and NACM will attempt to diversify the investments in their respective Components broadly in an attempt to minimize the Component's sensitivity to market risk, credit risk and/or other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence.

                              Portfolio Contents.  Under normal circumstances,
                                the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities and other instruments that provide dividends, interest or option premiums.

                              The Equity Component will ordinarily consist
                                principally of dividend-paying common stocks, but may also include preferred stocks and dividend-paying real estate investment trusts. The assets of the Equity Component will be invested principally in securities of U.S. issuers, but may include American Depository Receipts ("ADRs") without limit. Up to 10% of the Component's assets may be invested in foreign securities other than ADRs, including emerging market securities.

                              The Convertible Component will ordinarily consist
                                of convertible securities, including synthetic convertible securities, and may include convertible securities that are of below investment grade quality (i.e., rated, at the time of investment, below Baa by Moody's or below BBB by S&P, or unrated but judged by NACM to be of comparable quality). NACM may invest in distressed securities on behalf of the Convertible Component, but will not invest in securities which are in default (rated "D" by Moody's or S&P) at the time of purchase (but may hold securities which have gone into default after they have been purchased). Up to 20% of the Convertible Component may consist of U.S. dollar-denominated securities of foreign issuers based in developed countries. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price. A synthetic convertible security represents the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security and the right to acquire an equity security, such as the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond.

                              The Fund will employ its Index Option Strategy by
                                writing (selling) call options on equity indexes such that the underlying value of the indexes are approximately equal to and do not exceed the value of the Equity Component of the Fund--i.e., approximately 75% of the Fund's net assets, subject to future fluctuations in the assets attributable to the Equity Component and annual rebalancings. For these purposes, the Fund treats options on indexes as being written on securities held by the Fund having an aggregate value equal to the face or notional amount of the index subject to the options. Most of the options written by the Fund will be exchange-traded, although the Fund may utilize over-the-counter options.

                              In addition to the use of written options under
                                the Index Option Strategy, the Fund may utilize other derivative strategies involving call and put options, futures and forward contracts, swap agreements, short sales and other derivative instruments in an attempt to hedge against market and other risks in the portfolio.

                              The Fund may invest in securities of issuers with
                                small market capitalizations. The Fund may invest up to 15% of its total assets in illiquid securities.

                              As a diversified fund, the Fund generally may
                                not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
                                (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund will not concentrate its investments in a particular "industry" by investing more than 25% of its total assets in that industry. See "How the Fund Manages Risk--Investment Limitations." The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

Leverage and Borrowings...    Although it has no current intention to do so,
                                the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivative transactions that may in some circumstances give rise to a form of financial leverage. Any leverage used by the Fund would be limited to 38% of the Fund's total assets (including the proceeds of the leverage). See "Leverage and Borrowings." To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. See "Risks--Leverage Risk."

Investment Manager........    The Manager serves as the investment manager of
                                the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager will receive an annual fee, payable monthly, in an amount equal to .90% of the Fund's average daily total managed assets. "Total managed assets" means the total assets of the Fund (including assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). The Manager is located at 1345 Avenue of the Americas, New York, New York
                                10105. Organized in 2000 as a subsidiary successor of a business originally organized in 1987, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of December 31, 2004, the Manager had approximately $37.5 billion in assets under management. Allianz Global Investors of America L.P. is the direct parent company of PA Retail Holdings LLC, of which the Manager is a wholly-owned subsidiary. As of December 31, 2004, Allianz

                                Global Investors of America L.P. and its subsidiaries, including NFJ, NACM and PEA, had approximately $564.8 billion in assets under management.

                              The Manager has retained its affiliates, NFJ,
                                NACM and PEA (each a "Sub-Adviser" and
                                collectively, the "Sub-Advisers"), as
                                sub-advisers to manage the Fund's portfolio investments. See "--Sub-Advisers" below.

Sub-Advisers..............    NFJ will serve as the Fund's Sub-Adviser
                                responsible for managing the Equity Component. Subject to the supervision of the Manager and pursuant to the terms of its portfolio management agreement, NFJ has full investment discretion and makes all determinations with respect to the investment of the Equity Component's assets. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ provides investment management services to a number of institutional accounts, including investment companies, employee benefit plans, college endowment funds and foundations. As of December 31, 2004, NFJ had approximately $9.3 billion in assets under management.

                              NACM will serve as the Fund's Sub-Adviser
                                responsible for managing the Convertible
                                Component. Subject to the supervision of the Manager and pursuant to the terms of its portfolio management agreement, NACM has full investment discretion and makes all determinations with respect to the investment of the Convertible Component's assets. NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101. Founded in 1984, NACM currently manages discretionary assets for numerous clients, including investment companies, employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. As of December 31, 2004, NACM had approximately $14.5 billion in assets under management.

                              PEA will serve as the Fund's Sub-Adviser
                                responsible for implementing the Index Option Strategy. Subject to the supervision of the Manager and pursuant to the terms of its portfolio management agreement, PEA has full investment discretion and makes all determinations with respect to the implementation of the Index Option Strategy. PEA is located at 1345 Avenue of the Americas, 50th Floor, New York, New York 10105. PEA provides equity-related advisory services to mutual funds and institutional accounts. As of February 15, 2005, PEA had approximately $3.1 billion in assets under management.

                              The Manager (and not the Fund) will pay a portion
                                of the fees it receives from the Fund to the Sub-Advisers in return for their services.

Distributions.............    Commencing with the Fund's first dividend, the
                                Fund intends to make quarterly cash
                                distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources: (i) capital gains (short-term and long-term) from net index option premiums and the sale of portfolio securities; (ii) dividends received by the Fund that are paid on the common stocks and other equity securities held in the Equity Component; and (iii) interest income received by the Fund from the securities held in the Convertible Component. Distributions are likely to be variable, and the Fund's distribution rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.

                              The Fund's quarterly distributions will be made
                                from the Fund's net investment income and net gains from index option premiums and the sale of portfolio securities. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act") and other applicable laws, absent an exemption, a notice will accompany each quarterly distribution with respect to the estimated source (as between net income and gains) of the distribution made. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.) The ultimate tax characterization of the Fund's distributions made in a calendar or fiscal year cannot finally be determined until after the end of the fiscal year. As a result, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund's net investment income and net realized capital gains for the relevant fiscal year. For example, the Fund may distribute amounts early in the calendar or fiscal year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your shares, with any amounts exceeding such basis treated as gain from the sale of shares.

                              As portfolio and market conditions change, the
                                rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund's distributions and result in certain dividends being comprised more heavily of long-term capital gains eligible for favorable income tax rates. The Fund intends to apply for exemptive relief from the Securities and Exchange Commission to allow it to distribute long-term capital gains more frequently and, if the relief is granted, would intend to regularly include long-term capital gains in Fund distributions, subject to approval by the Board of Trustees. However, there is no assurance that any such exemptive relief will be granted. During periods in which the Index Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund's dividends may be comprised of capital gains from the sale of equity securities held in the Equity Component, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund's operations when all of the Fund's portfolio securities will have been held for less than one year). See "Tax Matters."

                              Your initial distribution is expected to be
                                declared approximately 75 days, and paid approximately 120 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend Reinvestment Plan." Although it does not now intend to do so, the Board of Trustees may change the Fund's distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

Listing...................    The Common Shares have been authorized for
                                listing on the New York Stock Exchange, subject to notice of issuance, under the trading or "ticker" symbol "NFJ." See "Description of Shares."

Custodian and Transfer
Agent.....................    Brown Brothers Harriman & Co. will serve as
                                custodian of the Fund's assets and will also provide certain compliance services to the Manager on behalf of the Fund. PFPC Inc. will serve as the Fund's transfer and dividend disbursement agent. See "Custodian and Transfer Agent."

Market Price of Shares....    Shares of closed-end investment companies
                                frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of offering expenses paid or reimbursed by the Fund. See "Use of Proceeds." In addition to net asset value, market price may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's Index Option Strategy, regulation affecting the timing and character of Fund distributions, Fund expenses and other factors), portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund's portfolio holdings. See "Risks," "Description of Shares" and "Repurchase of Common Shares; Conversion to Open-End Fund" in this prospectus, and the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund." The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk Considerations   The following describes various principal risks
                                of investing in the Fund. A more detailed description of these and other risks of investing in the Fund are described under "Risks" in this prospectus and under "Investment Objectives and Policies" in the Fund's Statement of Additional Information.

                              No Prior History.  The Fund is a newly organized,
                                diversified, closed-end management investment company with no history of operations.

                              Market Discount Risk.  As with any stock, the
                                price of the Fund's Common Shares will
                                fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by a sales load and offering expenses paid or reimbursed by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund's shares may trade at a price that is less than their initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial public offering.

                              Equity Securities and Related Market Risk.  The
                                Fund will ordinarily have substantial exposure to common stocks and other equity securities in pursuing its investment objectives and policies. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

                                Equity securities generally have greater price volatility than bonds and other debt securities.

                              Issuer Risk.  The value of securities may decline
                                for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                              Dividend and Income Risk.  The income
                                shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments as well as the gains the Fund receives from writing options and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund's investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, interest rates on convertible securities and other debt instruments held by the Fund, and shareholders' income from the Fund, would likely decline as well. Please see "Distributions" above for a description of other risks associated with the level, timing and character of the Fund's distributions.

                              Convertible Securities Risk.  Convertible
                                securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

                              Synthetic Convertible Securities Risk.  The value
                                of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible element of the security is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. See

                                "Risks--Other Derivatives Risks." In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

                              Credit Risk/High Yield Risk.  Credit risk is the
                                risk that one or more investments in
                                convertible securities, preferred stocks or other debt instruments in the Fund's portfolio will decline in price, or fail to pay dividends, interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. The Convertible Component may invest in debt securities rated below investment grade (i.e., rated, at the time of investment, below Baa by Moody's or below BBB by S&P, or unrated but determined by NACM to be of comparable quality). NACM may invest in distressed securities on behalf of the Convertible Component, but will not invest in securities which are in default (rated "D" by Moody's or S&P) at the time of purchase (but may hold securities which have gone into default after they have been purchased). Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "high yield" securities or "junk bonds." Securities in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. The prices of these lower grade debt securities are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade debt securities.

                              Index Options Risk.  There are various risks
                                associated with the Fund's Index Option
                                Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the strike price of the call. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline.

                              In addition, there are significant differences
                                between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. PEA will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Fund's Equity Component. In doing so, PEA will take into account periodic data provided by NFJ with respect to the Equity Component, including net assets, industry and sector weightings, historic volatility as well as periodic (typically 30 days after month-end) reports detailing portfolio holdings. However, other than through periodic holdings reports, PEA will not have access to the actual securities purchased, sold or held by or for the Equity Component due to informational barriers in place between NFJ and PEA. Therefore, the Index Option Strategy involves significant risk that the changes in value of the indexes underlying the Fund's written call options positions will not correlate closely with changes in the market value of securities held by the Equity Component. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

                              There can be no assurance that a liquid market
                                will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

                              The hours of trading for options may not conform
                                to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities represented in an index, and the remaining term to the option's expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.

                              The Fund's options transactions will be subject
                                to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment advisory clients of the Manager, PEA, NFJ, NACM or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

                              Other Derivatives Risk.  In addition to writing
                                index call options, PEA may write call options on behalf of the Fund with respect to exchange traded funds (ETFs) and similar products, which involves many of the risks associated with index option writing as discussed above. However, PEA will not write call options on individual securities. NACM may buy and sell put and call options on individual securities and indexes in creating synthetic convertible securities for the Convertible Component. The Fund may otherwise use a variety of derivative instruments for hedging or risk management purposes, including purchased call options, purchased or written put options, futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering).

                              Derivatives are subject to a number of risks
                                described elsewhere in this prospectus, such as liquidity risk, issuer risk, interest rate risk, credit risk, counterparty risk, and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

                              The Fund may enter into derivatives transactions
                                that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See "Leverage Risk" below.

                              Tax Risk.  Call option premiums received by the
                                Fund on many equity index call options will be subject to mark-to-market treatment, and gains will be recognized based on the fair market value of the options on October 31 and at the end of the Fund's taxable year (or, if disposed of, upon disposition). Under this system, 60% of the gains or losses from such equity index call options will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term capital losses. Other call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain or loss. Some of the call options and other devices employed by the Fund reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to "straddles" under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle, and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. Thus, the Fund cannot assure you as to any level of regular quarterly net investment income (income other than net long-term capital gain) that will be treated as ordinary income, cannot assure you as to any level of short-term or long-term capital gains distributions and cannot assure you as to any ratio of regular quarterly distributions to capital gain distributions. In addition, certain of the Fund's call writing activities and investment in certain debt obligations may affect the character, timing and recognition of income and could cause the Fund to liquidate other investments in order to satisfy its distributions requirements. See "Tax Matters."

                              While the Equity Component will be managed with a
                                view toward reducing the portion of Fund distributions that are taxed as ordinary income, there can be no assurance as to the percentage (if any) of the Fund's distributions that will qualify for taxation to individual Common Shareholders as "qualified dividend income," and thus be eligible for taxation at favorable rates applicable to long-term capital gains. The portion of the Fund's net investment income (including net income from the Convertible Component and portions of the gains received from the Index Option Strategy) that will be taxed to Common Shareholders at ordinary income tax rates is unknown at this time and cannot be predicted with any certainty. Therefore, the Fund should not be viewed as a vehicle designed to maximize after-tax returns. In addition, the tax treatment of Fund distributions of income generated by the Equity Component may be adversely affected as a result of the "sunset" provisions that will eliminate the favorable tax treatment of any tax-favored dividend income unless Congress acts to eliminate the "sunset" provisions, and may be adversely affected by future changes in tax laws and regulations. See "Tax Matters."

                              The tax treatment and characterization of the
                                Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The ultimate tax characterization of the Fund's distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund's net investment income and net realized capital gains for that year, in which case the excess would generally be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in the applicable Common Shares, with any amounts exceeding such basis treated as gain from the sale of the shares. See "Tax Matters."

                              Preferred Stock Risk.  In addition to equity
                                securities risk (see "--Equity Securities and Related Market Risk" above) and credit risk (see "--Credit Risk/High Yield Risk" above), investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer's call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer's capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

                              Foreign (Non-U.S.) Investment Risk.  The Fund's
                                investments in ADRs and other securities of foreign issuers, securities denominated in foreign currencies and/or securities traded principally in securities markets outside the United States involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. The value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund. Although the Sub-Advisers have the flexibility to hedge against this foreign currency risk, they may determine not to do so or to do so only in unusual circumstances or market conditions. Foreign settlement procedures may involve additional risks. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of developing or "emerging market" countries.

                              Value Securities Risk.  The Equity Component will
                                tend to focus its investments in companies that may not be expected to experience significant earnings growth, but whose securities NFJ believes are selling at a price lower than their true value. These so-called "value" securities may be issued by companies that have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If NFJ's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value anticipated.

                              Smaller Company Risk.  The general risks
                                associated with the types of securities in which the Fund invests are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

                              Interest Rate Risk.  Interest rate risk is the
                                risk that securities in the Fund's portfolio will decline in value because of increases in market interest rates. Generally, when market interest rates rise, the prices of convertible securities, preferred stocks paying fixed dividend rates, REITs and debt obligations fall, and vice versa.
                                During periods of declining interest rates, an issuer of convertible securities or other debt securities may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security's duration and reduce the security's value. Rising interest rates may also have an adverse impact on the equity markets. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value as market interest rates rise.

                              Management Risk.  The Fund is subject to
                                management risk because it is an actively managed portfolio. NFJ, NACM, PEA and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Management risk is particularly significant for the Fund because the Fund involves three separately managed components. In particular, the Index Option Strategy includes sophisticated investment strategies to be implemented by PEA and there can be no guarantee that these strategies will be successful. As described above under "Index Options Risk," PEA's ability to implement the Index Option Strategy successfully may be hindered due to informational barriers between NFJ and PEA with respect to specific portfolio holdings and trading data relating to the Equity Component.

                              Component Weighting Risk.  As noted under
                                "Investment Objectives and Strategies--Asset
                                Allocation and Annual Rebalancing" above, the Manager will cause the Fund's entire portfolio to be rebalanced annually to the initial approximate 75%/25% asset allocation between the Equity Component and the Convertible Component. These annual rebalancings may result in additional transaction costs for the Fund and may increase the amount of capital gains (and, in particular, short-term gains) realized by the Fund, on which shareholders may pay tax. Although the portfolio will be rebalanced annually, it is expected that the relative percentage of the Fund's assets represented by the Equity and Convertible Components will vary during interim periods in relation to the relative investment performance of each Component, as well as market fluctuations and other factors. Therefore, the Fund's assets attributable to each Component may from time to time be significantly higher or lower than the initial 75%/25% allocation described above, and the risk/return profile of the Fund (taken as a whole) will vary accordingly. For instance, an investment in the Fund would be more susceptible to interest rate, high yield and other risks associated with convertible securities if the Convertible Component were to appreciate in value more or depreciate less (in relative terms) than the Equity Component.

                              Leverage Risk.  Although it has no current
                                intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivative transactions that may in some circumstances give rise to a form of financial leverage. However, the Fund ordinarily will cover its positions in these derivative transactions so that there is no resulting leverage. Any leverage used by the Fund would be limited to 38% of the Fund's total assets (including the proceeds of the leverage).

                              The Fund manages some of its derivative positions
                                by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness
                                ("borrowings") for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its total assets. See "Leverage and Borrowings."

                                In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged. The Fund's use of leverage would create the opportunity for increased Common Share net income, but also would result in special risks for Common Shareholders. If used, there is no assurance that the Fund's leveraging strategies will be successful. Leverage creates the likelihood of greater volatility of net asset value and market price of Common Shares.

                              Because the fees received by the Manager and the
                                Sub-Advisers are based on the total managed assets of the Fund (including assets attributable to any borrowings that may be outstanding), the Manager and the Sub-Advisers have a financial incentive for the Fund to use borrowings, which may create a conflict of interest between Manager and the Sub-Advisers, on the one hand, and the Common Shareholders, on the other hand.

                              Counterparty Risk.  The Fund will be subject to
                                credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

                              Reinvestment Risk.  Income from the Fund's
                                portfolio will decline if and when the Fund invests the proceeds from matured, traded or called convertible securities or other debt other obligations at market interest rates that are below the Fund's current earnings rate. A decline in income could affect the Common Shares' market price or their overall return.

                              Inflation/Deflation Risk.  Inflation risk is the
                                risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

                              Liquidity Risk.  The Fund may invest up to 15% of
                                its total assets in illiquid securities
                                (determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to readily dispose of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them.

                              REITs and Mortgage-Related Risk.  Real estate
                                investment trusts ("REITs") involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Mortgage REITs are also subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the REIT's returns to the Fund or the value of the Fund's investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates.

                              Market Disruption and Geopolitical Risk.  The war
                                with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions..    The Fund's Amended and Restated Agreement and
                                Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See "Anti-Takeover and Other Provisions in the Declaration of Trust." These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

                           SUMMARY OF FUND EXPENSES

   The following table shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
   Sales Load (as a percentage of offering price).......................          4.50%
   Offering Costs Borne by the Fund (as a percentage of offering price).           .12%(1)
   Dividend Reinvestment Plan Fees......................................           None(2)

                                                                         Percentage of Net Assets
                                                                             Attributable to
                                                                              Common Shares
                                                                         ------------------------
Annual Expenses
   Management Fees(3)...................................................           .90%
   Other Expenses.......................................................           .05%(1)
   Total Annual Expenses................................................           .95%

--------
(1) The Fund will pay offering expenses estimated at $2,583,000 from the proceeds of the offering. The Manager has agreed to pay the amount by which the Fund's offering costs (other than the sales load, but inclusive of the reimbursement of underwriter expenses of $.005 per share) exceed $.05 per share (.20% of the offering price). The Manager has agreed to pay all of the Fund's organizational expenses. The offering costs to be paid or reimbursed by the Fund are not included among the expenses shown in the table. However, these expenses will be borne by Common Shareholders and result in a reduction of the net asset value of the Common Shares.
(2) You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(3) Although the Fund's management fees are calculated on total managed assets, the Fund's total managed assets are expected to be the same as its net assets because the Fund has no present intention to utilize leverage and borrowings.

   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 86,100,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

   As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45.00 and estimated offering expenses of this offering of $1.20) that you would pay on a $1,000 investment in Common Shares, assuming the sales load and the offering expenses listed in the parenthetical above, and (a) total annual expenses of 0.95% in years one through 10, and (b) a 5% annual return(1):

                                    1 Year 3 Years 5 Years 10 Years
                                    ------ ------- ------- --------
            Total Expenses Incurred  $55     $75     $96     $157

--------
(1) The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

                                   THE FUND

   The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on August 20, 2003, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. The Fund has no operating history. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (800) 331-1710.

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately $2,053,054,500 (or $2,361,012,675 if the Underwriters exercise the overallotment option in full) after payment or reimbursement of the estimated offering costs. The Manager has agreed to pay the amount by which the Fund's offering costs (other than the sales load, but inclusive of reimbursement of Underwriter expenses of $.005 per share) exceed $.05 per share. The Manager has agreed to pay all of the Fund's organizational expenses. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in investments that meet its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term securities, or in derivative instruments designed to give the Fund (and its respective components) exposure to the types of securities and markets in which it will ordinarily invest while the Sub-Advisers select specific securities. These may include equity index futures contracts.

                THE FUND'S INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives

   The Fund's primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. The Fund cannot assure you that it will achieve its investment objectives.

   The Fund will pursue its investment objectives by investing in a diversified portfolio of dividend-paying common stocks (the "Equity Component") and income-producing convertible securities (the "Convertible Component"). The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums (the "Index Option Strategy"). The types of investments that will ordinarily comprise the Equity Component and the Convertible Component, and the instruments used to implement the Index Option Strategy, are summarized under "--Portfolio Contents and Other Information" below.

   The Fund utilizes three affiliated Sub-Advisers to manage the Fund's portfolio. NFJ Investment Group L.P. ("NFJ") manages the Equity Component, Nicholas-Applegate Capital Management LLC ("NACM") manages the Convertible Component and PEA Capital LLC ("PEA") implements the Index Option Strategy. See "Management of the Fund--Sub-Advisers" below. The portfolio management strategies and techniques utilized by each Sub-Adviser are described below.

Asset Allocation and Annual Rebalancing

   The Equity Component is initially expected to represent approximately 75% and the Convertible Component approximately 25% of the net proceeds of this offering. The Manager will cause the Fund's entire portfolio to be rebalanced annually to this initial asset allocation between the Equity Component and the

Convertible Component. The first rebalancing will take place in January, 2006. These annual rebalancings may result in additional transaction costs for the Fund and may increase the amount of capital gains (and, in particular, short term gains) realized by the Fund, on which shareholders may pay tax. Although the portfolio will be rebalanced annually, it is expected that the relative percentage of the Fund's assets represented by the Equity and Convertible Components will vary during interim periods in relation to the relative investment performance of each Component, as well as market fluctuations and other factors. Therefore, the Fund's assets attributable to each Component from time to time may be significantly higher or lower than the initial 75%/25% allocation described above, and the risk/return profile of the Fund (taken as a whole) will vary accordingly.

Investment Selection Strategies

   Equity Component. In selecting common stocks for the Equity Component, NFJ considers an initial selection universe consisting of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. to identify 150 to 200 companies that exhibit the best fundamental characteristics. NFJ classifies the universe by industry, and then identifies the most undervalued stocks in each industry based mainly on relative price-to-earnings (P/E) ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of common stocks, NFJ buys a number of stocks with the highest dividend yields. NFJ then screens the most undervalued companies in each industry by dividend yield to identify the highest yielding common stocks in each industry. From this group, NFJ buys an approximately equal number of additional stocks with the lowest P/E ratios. In selecting individual stocks, NFJ also considers quantitative factors such as price momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuations relative to the overall market and trading liquidity. NFJ will ordinarily replace an investment when a similar investment opportunity within the same industry group has a considerably higher dividend yield or lower valuation than the current holding. The Equity Component may include common stocks outside of the selection universe described above, consistent with the Fund's investment objectives and policies.

   To the extent that NFJ invests in preferred stocks or real estate investment trusts for the Equity Component, NFJ considers quantitative factors similar to that used for common stocks as described above and also uses traditional credit analysis, taking into account factors such as changes in credit fundamentals, changes in attractiveness relative to other securities and changes in industry fundamentals.

   NFJ will also manage the Equity Component with a view toward reducing the portion of Fund distributions that are taxed as ordinary income by focusing investments in common stocks that pay dividends that may qualify for taxation to individual Common Shareholders as "qualified dividend income," and thus be eligible for taxation at favorable rates applicable to long-term capital gains. See "Tax Matters." However, it is expected that a substantial portion of the Fund's net investment income (including income derived from the Convertible Component and a portion of gains received from the Index Option Strategy) will be taxed to Common Shareholders at ordinary income tax rates. Therefore, the Fund should not be viewed as a vehicle designed to maximize after-tax returns. See "Risks--Tax Risk."

   Convertible Component. In selecting convertible securities for the Convertible Component, NACM attempts to identify issuers that successfully adapt to change. NACM evaluates each convertible security's investment characteristics as an income-producing security, using the credit analysis techniques described below, as well as its potential for capital appreciation, using techniques that focus on the security's equity characteristics. NACM seeks to capture approximately 70-80% of any increase in the market price of the underlying equities (upside potential) and 50% or less of any decrease in the market price of the underlying equities (downside exposure). In analyzing specific companies for possible investment, NACM ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.

   NACM also uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. NACM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. NACM relies heavily on its own analysis of the credit quality and risks associated with individual securities considered for the Convertible Component, rather than relying exclusively on rating agencies or third-party research. The team managing the Convertible Component utilizes this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer high current income or attractive capital appreciation relative to NACM's assessment of their credit characteristics.

   NACM's discipline in selling investments that have become less attractive is clearly defined and designed to drive the Convertible Component continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.

   Index Option Strategy. In implementing the Fund's Index Option Strategy, PEA will "sell" or "write" call options on equity indexes such that the underlying value of the indexes are approximately equal to (and do not exceed) the net asset value of the Fund's Equity Component--i.e., approximately 75% of the Fund's net assets, subject to future fluctuations in the assets attributable to the Equity Component and annual rebalancings as described above. For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. This index option writing strategy is designed to produce gains from index option premiums.

   Index call options are contracts representing the right to purchase the cash value of an index at a specified price (the "strike price") at or until a specified future date (the "expiration date"). The Fund will sell index options that are "European style," meaning that the options may be exercised only on the expiration date. For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The Fund expects that it will normally write options whose terms to expiration range from two months to one year, although the Fund may write options with both longer and shorter terms. PEA will not write call options on individual equity securities, but may write options on exchange-traded funds and other similar instruments designed to correlate with the performance of an equity index or market segment.

   As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of index over the strike price on the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium. PEA may cause the Fund to repurchase an index call option prior to its expiration date, extinguishing the Fund's obligation, in which case the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Fund.

   Equity index options differ from options on individual securities in that
(i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single common stock.

   In pursuing the Index Option Strategy, PEA may cause the Fund to sell call options on "broad-based" equity indexes, such as the Standard & Poor's 500 Index, as well as narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of these securities. PEA will actively manage the Fund's index options positions using quantitative and statistical analysis that focuses on relative value and risk/return. In determining which equity index options to utilize, PEA will consider market factors, such as current market levels and volatility, and options specific factors, such as premium/cost, strike price and time to expiration. PEA will attempt to create a portfolio of equity index call options that is diversified across multiple strike prices and expiration dates.

   PEA will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Fund's Equity Component. In doing so, PEA will take into account periodic data provided by NFJ with respect to the Equity Component, including net assets, industry and sector weightings, historic volatility as well as periodic (typically 30 days after month-end) reports detailing portfolio holdings. However, other than through periodic holdings reports, PEA will not have access to the actual securities purchased, sold or held by or for the Equity Component due to informational barriers in place between NFJ and PEA. Therefore, the Index Option Strategy involves significant risk that the changes in value of the indexes underlying the Fund's written call options positions will not correlate closely with changes in the market value of securities held by the Equity Component. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. See "Risks--Index Options Risk."

   PEA does not intend to write call options on equity indexes where the underlying value of the indexes exceed the net asset value of the Equity Component (i.e., write "naked" positions). The Fund will "cover" its written equity index call options by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions (e.g., by holding a call option on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written).

   The Fund will generally sell index call options which are "out-of-the-money" or "at-the-money" at the time of sale. Out-of-the-money call options are options with a strike price above the current cash value of the index and at-the-money call options are options with a strike price equal to the cash value of the index. In addition to providing possible gains through premiums, out-of-the-money index call options allow the Fund to potentially benefit from appreciation in the equity securities held by the Fund with respect to which the option was written (to the extent correlated with the index) up to the strike price. The Fund will generally write out-of-the-money call options where the strike price is not more than 10% higher than the cash value of the index at the time of sale, although PEA reserves the flexibility to utilize written call options that are more deeply out-of-the-money if it deems appropriate depending upon market conditions and other factors. The Fund also reserves the flexibility to sell index call options that are "in-the-money"--i.e., those with a strike price below the cash value of the index at the time of sale, and will generally limit these to options where the strike price is not more than 5% lower than the cash value of the index (although the Fund may utilize options that are more deeply in-the-money depending upon market conditions and other factors). When the prices of the equity index upon which a call option is written rise, call options that were out-of-the-money when written may become in-the-money (i.e., if the cash value of the index rises above the strike price of the option), thereby increasing the likelihood that the options could be exercised and the Fund forced to pay the amount of appreciation over the strike price of the option upon expiration.

   Most option contracts are originated and standardized by an independent entity called the Options Clearing Corporation (the "OCC"). The Fund will write
(sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are currently traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges. The Fund may also write unlisted (or "over-the counter") call options.

   Diversification. Subject to the availability of suitable investment opportunities and subject to the Fund's limitations, NFJ and NACM will attempt to diversify the investments in their respective Components broadly in an attempt to minimize the Component's sensitivity to market risk, credit risk and/or other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence.

Portfolio Contents and Other Information

   Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities and other instruments that provide dividends, interest or option premiums.

   The Equity Component will ordinarily consist principally of dividend-paying common stocks, but may also include preferred stocks and dividend-paying real estate investment trusts. The assets of the Equity Component will be invested principally in securities of U.S. issuers, but may include American Depository Receipts ("ADRs") without limit. Up to 10% of the Component's assets may be invested in foreign securities other than ADRs, including emerging market securities.

   The Convertible Component will ordinarily consist of convertible securities, including synthetic convertible securities, and may include convertible securities that are of below investment grade quality (i.e., rated, at the time of investment, below Baa by Moody's or below BBB by S&P, or unrated but judged by NACM to be of comparable quality). NACM may invest in distressed securities on behalf of the Convertible Component, but will not invest in securities which are in default (rated "D" by Moody's or S&P) at the time of purchase (but may hold securities which have gone into default after they have been purchased). Up to 20% of the Convertible Component may consist of U.S. dollar-denominated securities of foreign issuers based in developed countries. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price. A synthetic convertible security represents the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security and the right to acquire an equity security, such as the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond.

   The Fund will employ its Index Option Strategy by writing (selling) call options on equity indexes such that the underlying value of the indexes are approximately equal to and do not exceed the value of the Equity Component of the Fund--i.e., approximately 75% of the Fund's net assets, subject to future fluctuations in the assets attributable to the Equity Component and annual rebalancings. For these purposes, the Fund treats options on indexes as being written on securities held by the Fund having an aggregate value equal to the face or notional amount of the index subject to the options. Most of the options written by the Fund will be exchange-traded, although the Fund may utilize over-the-counter options.

   In addition to the use of written call options under the Index Option Strategy, the Fund may utilize other derivatives strategies involving call and put options, futures and forward contracts, swap agreements, short sales and other derivative instruments in an attempt to hedge against market and other risks in the portfolio.

   The Fund may invest up to 15% of its total assets in illiquid securities (determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may invest in securities of issuers with small market capitalizations.

   The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. The Fund may not change its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities and other instruments that provide dividends, interest or option premiums unless it provides shareholders with at least 60 days' written notice of such change.

   Upon the Manager's or a Sub-Adviser's recommendation, for temporary defensive purposes and in order to keep its cash fully invested, including during the period in which the net proceeds of this offering are being invested, the Fund may deviate from the Fund's investment objectives and policies and invest some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

   The Fund may engage in active and frequent trading of portfolio securities (i.e., portfolio turnover), particularly during periods of volatile market movements. In addition, the Fund's portfolio turnover rate will increase to the extent that the Fund is required to sell portfolio securities to satisfy its obligations under the Index Option Strategy or to realize additional gains to be distributed to shareholders if the Index Option Strategy is unsuccessful. The annual rebalancing of the Fund's portfolio to adjust the asset allocation between the Equity Component and the Convertible Component, as described above, may also tend to increase the portfolio turnover rate of the Fund. Portfolio turnover involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns to Fund shareholders. Please see "Investment Objectives and Policies--Portfolio Trading and Turnover Rate" in the Statement of Additional Information for more information regarding portfolio turnover.

   The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under "Investment Objectives and Policies" in the Statement of Additional Information.

Common Stocks

   Common stock represents an equity ownership interest in a company. The Fund may hold or have exposure to common stocks of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. Because the Fund will ordinarily have substantial exposure to common stocks, historical trends would indicate that the Fund's portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Convertible Securities

   Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. Convertible securities have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, it will also react to variations in the general market for equity securities. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

   Convertible securities are designed to provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation.

Synthetic Convertible Securities

   To the extent that NACM invests in "synthetic" convertible securities for the Convertible Component, they will be selected based on the similarity of their economic characteristics to those of a traditional convertible security through the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing element") and the right to acquire an equity security ("convertible element"). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Convertible Component may also include synthetic securities created by other parties, typically investment banks or other financial institutions, including convertible structured notes. The income-producing and convertible elements of a synthetic convertible security may be issued separately by different issuers and at different times. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the values of a synthetic convertible and a traditional convertible security may respond differently to market fluctuations.

Index Call Options

   Index call options are contracts representing the right to purchase the cash value of an index at a specified price (the "strike price") at or until a specified future date (the "expiration date"). The Fund will sell index options that are "European style," meaning that the options may be exercised only on the expiration date. For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The Fund expects that it will normally write options whose terms to expiration range from two months to one year, although the Fund may write options with both longer and shorter terms. PEA will not write call options on individual equity securities, but may write options on exchange-traded funds and similar instruments designed to correlate with the performance of an equity index or market segment.

   As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price on the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium. PEA may cause the Fund to repurchase an index call option prior to its expiration date, extinguishing the Fund's obligation, in which case the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Fund.

   Equity index options differ from options on individual securities in that
(i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single common stock.

   In pursuing the Index Option Strategy, PEA may cause the Fund to sell call options on "broad-based" equity indexes, such as the Standard & Poor's 500 Index, as well as narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of these securities.

   PEA does not intend to write call options on equity indexes where the underlying value of the indexes exceed the net asset value of the Equity Component (i.e., write "naked" positions). The Fund will "cover" its written equity index call options by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions (e.g., by holding a call option on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written).

   The Fund will generally sell index call options which are "out-of-the-money" or "at-the-money" at the time of sale. Out-of-the-money call options are options with a strike price above the current cash value of the index and at-the-money call options are options with a strike price equal to the cash value of the index. In addition to providing possible gains through premiums, out-of-the-money index call options allow the Fund to potentially benefit from appreciation in the equity securities held by the Fund with respect to which the option was written (to the extent correlated with the index) up to the strike price. The Fund will generally write out-of-the-money call options where the strike price is not more than 10% higher than the cash value of the index at the time of sale, although PEA reserves the flexibility to utilize written call options that are more deeply out-of-the-money if it deems appropriate depending upon market conditions and other factors. The Fund also reserves the flexibility to sell index call options that are "in-the-money" --i.e., those with a strike price below the cash value of the index at the time of sale, and will generally limit these to options where the strike price is not more than 5% lower than the cash value of the index (although the Fund may utilize options that are more deeply in-the-money depending upon market conditions and other factors). When the prices of the equity index upon which a call option is written rise, call options that were out-of-the-money when written may become in-the-money (i.e., if the cash value of the index rises above the strike price of the option), thereby increasing the likelihood that the options could be exercised and the Fund forced to pay the amount of appreciation over the strike price of the option upon expiration.

   Most option contracts are originated and standardized by an independent entity called the Options Clearing Corporation (the "OCC"). The Fund will write
(sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are currently traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges. The Fund may also write unlisted (or "over-the counter") call options.

Other Derivatives

   In addition to writing index call options, PEA may write call options on behalf of the Fund with respect to exchange-traded funds (ETFs) and similar instruments. However, PEA will not write call options on individual securities. NACM may buy and sell put and call options and warrants on individual securities and indexes in creating synthetic convertible securities for the Fund's Convertible Component. The Fund also may (but is not required to) utilize a variety of derivative instruments for hedging or risk management purposes. The Fund may also use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, securities, interest rates, currencies or other assets. In addition to written call options, derivative instruments that may be used by the Fund include, but are not limited to, warrants, purchased call options, purchased or written put options, futures contracts, options on futures contracts, forward contracts, swap agreements and short sales. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Risks--Other Derivatives Risk." Please see "Investment Objectives and Policies--Other Derivative Instruments" in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments.

   The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its total assets. See "Risks--Leverage Risk."

   There is no assurance that the Fund's derivative strategies will be available at any time or that a Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful. The Sub-Advisers may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. Income generated from derivatives hedging techniques will not be eligible to be treated as qualified dividend income. In addition, dividends received on securities with respect to which the Fund is obligated to make payments (pursuant to short sales or otherwise) will be treated as income taxed at ordinary, rather than long-term capital gains, rates. See "Tax Matters."

High Yield Securities

   As noted above, the Convertible Component may invest in debt securities rated below investment grade (i.e., rated, at the time of investment, below Baa by Moody's or below BBB by S&P, or unrated but determined by NACM to be of comparable quality). The Fund may invest in distressed securities, but will not invest in securities which are in default (rated "D" by Moody's or S&P) at the time of purchase (but may hold securities which have gone into default after they have been purchased). Below investment grade debt securities are sometimes referred to as "high yield" securities or "junk bonds." Investing in high yield securities involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated debt securities. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics. The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to economic conditions.

Credit Ratings and Unrated Securities

   Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to debt obligations by Moody's, S&P and other ratings agencies. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. As described above, NACM does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a security may change over time. Ratings agencies such as Moody's and S&P monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

   The Fund may purchase unrated securities (which are not rated by a rating agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security's comparative credit rating. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher-quality debt obligations.

Preferred Stocks

   Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stocks, preferred stocks usually do not have voting rights. Preferred stocks in some instances are convertible into common stock, such as those that may be purchased for the Convertible Component. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets.

Foreign (Non-U.S.) Investments and Currencies

   The Equity Component may invest without limit in American Depository Receipts ("ADRs"), and may invest up to 10% of its total assets in foreign securities other than ADRs, including emerging market securities. Up to 20% of the Convertible Component may consist of U.S. dollar-denominated securities of foreign issuers based in developed countries.

   ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States.

   Although it expects to do so only in limited circumstances, the Fund may engage in a variety of transactions involving foreign currencies in order to hedge against foreign currency risk, to increase exposure to a foreign currency, or to shift exposure to foreign currency fluctuations from one currency to another. For instance, the Fund may purchase foreign currencies on a spot (cash) basis and enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when that would be beneficial. Although the Sub-Advisers have the flexibility to engage in such transactions, they may determine not to do so or to do so only in unusual circumstances or market conditions. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

   Please see "Investment Objectives and Policies--Foreign (Non-U.S.) Securities" in the Statement of Additional Information for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.

Other Debt Securities

   The Fund may invest in debt securities, including, but not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as commercial paper, bank certificates of deposit, fixed time deposits, bankers' acceptances and U.S. Government securities. The Fund's investments in debt instruments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred and auction-rate features.

Warrants

   The Fund may invest in equity and index warrants, which are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a specified price either on a certain date or during a specified period. The Convertible Component may make significant investments in warrants as part of its use of synthetic convertible securities. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do no represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Certain Interest Rate Transactions

   The Fund may enter into long and short interest rate swap, cap or floor transactions for hedging or risk management purposes. One possible use of interest rate swaps involves the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap or floor, which would require the Fund to pay a premium to the cap or floor counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund or a counterparty may seek to terminate early all or a portion of any swap, cap or floor transaction. Any early termination by the Fund or a counterparty could result in a termination payment by or to the Fund.

Repurchase Agreements

   The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Lending of Portfolio Securities

   For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies--Securities Loans" in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, although amounts received from the borrower will not be eligible to be treated as qualified dividend income. The Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Real Estate Investment Trusts (REITs)

   The Fund may invest a portion of its assets in real estate investment trusts ("REITs"). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

   Please see "Investment Objectives and Policies--Real Estate Investment Trusts (REITs)" in the Statement of Additional Information and "Risks--REIT and Mortgage-Related Risk" in this prospectus for a more detailed description of REITs and their related risks.

When Issued, Delayed Delivery and Forward Commitment Transactions

   The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Variable and Floating Rate Securities

   Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to a auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such a changes in credit quality.

Rule 144A Securities

   Rule 144A under the Securities Act of 1933, as amended, provides a non-exclusive safe harbor exemption from the registration requirements of the Act for the resale of certain "restricted" securities to certain qualified institutional buyers, such as the Fund. Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

Commercial Paper

   Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Short Sales

   A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for hedging and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. If the Fund is required to pay over any dividends received by the Fund pursuant to a short sale, such dividends will not be treated as qualified dividend income. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund's custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. However, the Fund will not engage in so-called "naked" short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost.

U.S. Government Securities

   The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

   Please see "Investment Objectives and Policies" in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

                            LEVERAGE AND BORROWINGS

   Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivative transactions that may in some circumstances produce effects similar to leverage. However, the Fund ordinarily will cover its positions in these transactions so that there is no resulting leverage. Any leverage used by the Fund would be limited to 38% of the Fund's total assets (including the proceeds of the leverage). To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Fund's investment portfolio and potentially larger losses than if the strategies were not used.

   If there is a net decrease (or increase) in the value of the Fund's investment portfolio, any leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using certain forms of leverage, the fees paid to the Manager and the Sub-Advisers will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total managed assets, including borrowings that may be outstanding. Thus, the Manager and the Sub-Advisers have a financial incentive for the Fund to utilize certain forms of leverage, which may result in a conflict of interest between the Manager and the Sub-Advisers, on the one hand, and the Common Shareholders, on the other hand. Fees and expenses paid by the Fund are borne entirely by the Common Shareholders. These include costs associated with any borrowings or other forms of leverage utilized by the Fund.

   Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness ("borrowings") (including through the use of reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless immediately after the financing giving rise to the borrowing, the value of the Fund's total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position as the writer of an index call option by segregating liquid assets at least equal in amount to the contract value of the index.

                                     RISKS

   The net asset value of the Common Shares will fluctuate with and be affected by, among other things, market discount risk, equity securities and related market risk, issuer risk, dividend and income risk, convertible securities risk, synthetic convertible securities risk, credit risk/high yield risk, index options risk, other derivatives risk, tax risk, preferred stock risk, foreign (non-U.S.) investment risk, value securities risk, smaller company risk, interest rate risk, management risk, component weighting risk, leverage risk, counterparty risk, reinvestment risk, inflation/deflation risk, liquidity risk, REIT and mortgage-related risk, market disruption and geopolitical risk and risks associated with the affiliations of the Fund, the Manager, NFJ, NACM and/or PEA. An investment in Common Shares will also be subject to the risk associated with the fact that the Fund is newly organized. These and other risks are summarized below.

No Prior History

   The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

Market Discount Risk

   As with any stock, the price of the Fund's Common Shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by a sales load and offering expenses paid or reimbursed by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial public offering.

Equity Securities and Related Market Risk

   The Fund will ordinarily have substantial exposure to common stocks and other equity securities in pursuing its investment objectives and policies. The market price of equity securities, including common and preferred stocks, may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities, and particularly common stocks, generally have greater price volatility than bonds and other debt securities.

Issuer Risk

   The value of securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Dividend and Income Risk

   The income shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments as well as the gains the Fund receives from writing options and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund's investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, interest rates on convertible securities and other debt instruments held by the Fund, and shareholders' income from the Fund, would likely decline as well. Please see "Distributions" for a description of other risks associated with the level, timing and character of the Fund's distributions.

Convertible Securities Risk

   Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Synthetic Convertible Securities Risk

   The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible element is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. See "Risks--Other Derivatives Risk." In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Credit Risk/High Yield Risk

   Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation or the issuer of a reference security experiences a decline in its financial status. The Convertible Component may invest in securities that are of below investment grade quality. NACM may invest in distressed securities on behalf of the Convertible Component, but will not invest in securities which are in default (rated "D" by Moody's or S&P) at the time of purchase (but may hold securities which have gone into default after they have been purchased). Debt securities of below investment grade quality (commonly referred to as "high yield" securities or "junk bonds") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. The prices of these lower grade obligations are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade debt securities. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. See "The Fund's Investment Objectives and Strategies--Portfolio Contents and Other Information--High Yield Securities," for additional information. The risks involved in investing in high yield securities are such that an investment in the Fund should be considered speculative.

   High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade debt securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash.

   The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or a Sub-Adviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, a Sub-Adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Index Options Risk

   There are various risks associated with the Fund's Index Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the strike price of the call. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline.

   In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. PEA will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Fund's Equity Component. In doing so, PEA will take into account periodic data provided by NFJ with respect to the Equity Component, including net assets, industry and sector weightings, historic volatility as well as periodic (typically 30 days after month-end) reports detailing portfolio holdings. However, other than through periodic holdings reports, PEA will not have access to the actual securities purchased, sold or held by or for the Equity Component due to informational barriers in place between NFJ and PEA. Therefore, the Index Option Strategy involves significant risk that the changes in value of the indexes underlying the Fund's written call options positions will not correlate closely with changes in the market value of securities held by the Equity Component. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

   There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

   The hours of trading for options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities represented in an index, and the remaining term to the option's expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.

   The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment advisory clients of the Manager, PEA, NFJ, NACM or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Other Derivatives Risk

   In addition to writing index call options, PEA may write call options on behalf of the Fund with respect to exchange traded funds (ETFs) and similar products, which involves many of the risks associated with index option writing as discussed above. However, PEA will not write call options on individual securities. NACM may buy and sell put and call options and warrants on individual securities and indexes in creating synthetic convertible securities for the Fund's Convertible Component. The Fund may otherwise use a variety of derivative instruments for hedging or risk management purposes, including purchased call options, purchased or written put options, futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering).

   Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, issuer risk, interest rate risk, credit risk, counterparty risk, and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

   The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See "Leverage Risk" below.

Tax Risk

   Call option premiums received by the Fund on many equity index call options will be subject to mark-to-market treatment and gains will be recognized based on the fair market value of the options on October 31st and at the end of the Fund's taxable year (or, if disposed of, upon disposition). Under this system, 60% of the gains or losses from such equity index call options will be treated as long term capital gains or losses and 40% will be treated as short-term capital gains or losses. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term capital losses. Other call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain or loss. Some of the call options and other devices employed by the Fund reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to "straddles" under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle, and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. Thus, the Fund cannot assure you as to any level of regular quarterly net investment income (income other than net long-term capital gain) that will be treated as ordinary income, cannot assure you as to any level of short-term or long-term capital gains distributions and cannot assure you as to any ratio of regular quarterly distributions to capital gain distributions. In addition, certain of the Fund's call writing activities and investment in certain debt obligations may affect the character, timing and recognition of income and could cause the Fund to liquidate other investments in order to satisfy its distributions requirements. See "Tax Matters."

   While the Equity Component will be managed with a view toward reducing the portion of Fund distributions that are taxed as ordinary income, there can be no assurance as to the percentage (if any) of the Fund's distributions that will qualify for taxation to individual Common Shareholders as "qualified dividend income," and thus be eligible for taxation at favorable rates applicable to long-term capital gains. The portion of the Fund's net investment income (including net income from the Convertible Component and a portion of the gains received from the Index Option Strategy) that will be taxed to Common Shareholders at ordinary income tax rates is unknown at this time and cannot be predicted with any certainty. Therefore, the Fund should not be viewed as a vehicle designed to maximize after-tax returns. See "Tax Matters."

   In addition, the tax treatment of Fund distributions of income generated by the Equity Component may be adversely affected as a result of the "sunset" provisions that will eliminate the favorable tax treatment of any tax- favored dividend income unless Congress acts to eliminate the "sunset" provisions, and may be adversely affected by future changes in tax laws and regulations. See "Tax Matters."

   The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The ultimate tax characterization of the Fund's distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund's net investment income and net realized capital gains for that year, in which case the excess would generally be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in the applicable Common Shares, with any amounts exceeding such basis treated as gain from the sale of the shares. See "Tax Matters."

Preferred Stock Risk

   In addition to equity securities risk and credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer's call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer's capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Foreign (Non-U.S.) Investment Risk

   The Fund's investments in ADRs and other securities of foreign issuers, securities denominated in foreign currencies and/or securities traded principally in securities markets outside the United States involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage costs, custodial expenses and other fees are also generally higher than for securities traded in the United States. With respect to certain foreign countries, there is also a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. The value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund. Although the Sub-Advisers have the flexibility to hedge against this foreign currency risk, they may determine not to do so or to do so only in unusual circumstances or market conditions. The values of these foreign investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations.

   Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of "emerging market" countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, and greater than, the risks of investing in developed foreign countries. Investing in securities of issuers based in underdeveloped or "emerging" markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Value Securities Risk

   The Equity Component will tend to focus its investments in companies that may not be expected to experience significant earnings growth, but whose securities NFJ believes are selling at a price lower than their true value. These so-called "value" securities may be issued by companies that have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If NFJ's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value anticipated.

Smaller Company Risk

   The general risks associated with the types of securities in which the Fund invests are particularly pronounced for securities issued by companies with smaller market capitalizations. Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Interest Rate Risk

   Interest rate risk is the risk that securities in the Fund's portfolio will decline in value because of increases in market interest rates. Generally, when market interest rates rise, the prices of convertible securities, preferred stocks paying fixed dividend rates, REITs and debt obligations fall, and vice versa. During periods of declining interest rates, an issuer of convertible securities or other debt securities may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security's duration and reduce the security's value. Rising interest rates may also have an adverse impact on the equity markets. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value as market interest rates rise.

Management Risk

   The Fund is subject to management risk because it is an actively managed portfolio. NFJ, NACM, PEA and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Management risk is particularly significant for the Fund because the Fund involves three separately managed components. In particular, the Index Option Strategy includes sophisticated investment strategies to be implemented by PEA and there can be no guarantee that these strategies will be successful. As described above under "Index Options Risk," PEA's ability to implement the Index Option Strategy successfully may be hindered due to informational barriers between NFJ and PEA with respect to specific portfolio holdings and trading data relating to the Equity Component.

Component Weighting Risk

   As noted under "The Fund's Investment Objectives and Strategies--Asset Allocation and Annual Rebalancing" above, the Manager will cause the Fund's entire portfolio to be rebalanced annually to the initial approximate 75%/25% asset allocation between the Equity Component and the Convertible Component. These annual rebalancings may result in additional transaction costs for the Fund and may increase the amount of capital gains (and, in particular, short-term gains) realized by the Fund, on which shareholders may pay tax. Although the portfolio will be rebalanced annually, it is expected that the relative percentage of the Fund's assets represented by the Equity and Convertible Components will vary during interim periods in relation to the relative investment performance of each Component, as well as market fluctuations and other factors. Therefore, the Fund's assets attributable to each Component may from time to time be significantly higher or lower than the initial 75%/25% allocation described above, and the risk/return profile of the Fund (taken as a whole) will vary accordingly. For instance, an investment in the Fund would be more susceptible to interest rate, high yield and other risks associated with convertible securities if the Convertible Component were to appreciate in value more or depreciate less (in relative terms) than the Equity Component.

Leverage Risk

   Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings to add leverage to its portfolio. The Fund may also enter into transactions that include, among others, reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, that may in some circumstances give rise to a form of financial leverage. However, the Fund ordinarily will cover its positions in these derivative transactions so that there is no resulting leverage. Any leverage used by the Fund would be limited to 38% of the Fund's total assets (including the proceeds of the leverage).

   The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under these transactions (e.g., through offsetting positions), these transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its total assets. See "Leverage and Borrowings." In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged. The Fund's use of leverage would create the opportunity for increased Common Share net income, but also would result in special risks for Common Shareholders. If used, there is no assurance that the Fund's leveraging strategies will be successful. Leverage creates the likelihood of greater volatility of net asset value and market price of Common Shares.

   Because the fees received by the Manager and the Sub-Advisers are based on the total managed assets of the Fund (including assets attributable to any borrowings that may be outstanding), the Manager and the Sub-Advisers have a financial incentive for the Fund to utilize borrowings, which may create a conflict of interest between the Manager and the Sub-Advisers, on the one hand, and the Common Shareholders, on the other hand.

Counterparty Risk

   The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Reinvestment Risk

   Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called convertible securities or other debt obligations at market interest rates that are below the Fund's current earnings rate. A decline in income could affect the Common Shares' market price or their overall return.

Inflation/Deflation Risk

   Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time.

Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Liquidity Risk

   The Fund may invest up to 15% of its total assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose is determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when a Sub-Adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may also be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid for these purposes.

REIT and Mortgage-Related Risk

   Real estate investment trusts ("REITs") involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Mortgage REITs are also subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the REIT's returns to the Fund or the value of the Fund's investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates.

Market Disruption and Geopolitical Risk

   The war with Iraq, its aftermath and the continuing occupation of Iraq is likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Certain Affiliations

   Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager, NFJ, NACM and/or PEA due to their possible affiliations with Allianz AG, the ultimate parent of the Manager, NFJ, NACM and PEA. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions

   The Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See "Anti-Takeover and Other Provisions in the Declaration of Trust." These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

                           HOW THE FUND MANAGES RISK

Investment Limitations

   The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares. The Fund may not:

  . Concentrate its investments in a particular "industry," as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

  . With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

   The Fund would be deemed to "concentrate" its investments in a particular industry if it invested more than 25% of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

Hedging and Related Strategies

   The Fund may (but is not required to) use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For instance, the Fund may invest in derivative instruments for the purpose of hedging its exposure to certain issuers and/or markets. See "The Fund's Investment Objectives and Strategies." Hedging strategies that the Fund may use include, but are not limited to, options contracts (including options on futures contracts), futures contracts, forward contracts, swap agreements and short sales, including such instruments based on either an index or other asset or individual securities whose prices, a Sub-Adviser believes, correlate with the prices of the Fund's investments. The Fund may (but is not required to) also engage in hedging transactions relating to interest rates and foreign currencies. See "The Fund's Investment Objectives and Strategies--Certain Interest Rate Transactions" and "The Fund's Investment Objectives and Strategies--Foreign (Non-U.S.) Investments and Currencies." Income from these hedging activities will not be eligible to be treated as qualified dividend income. In addition, dividends received on securities with respect to which the Fund is obligated to make payments (pursuant to short sales or otherwise) will be treated as income, taxed at ordinary, rather than long-term capital gains, rates. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. There is no assurance that these hedging strategies will be available at any time or that a Sub-Adviser will determine to use them or, if used, that the strategies will be successful. A Sub-Adviser may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions.

                            MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager, NFJ, NACM and PEA. There are currently three Trustees of the Fund, none of whom is treated by the Fund as an "interested person" (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Manager

   The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105.

   Organized in 2000 as a subsidiary successor of a business originally organized in 1987, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of December 31, 2004, the Manager had approximately $37.5 billion in assets under management. Allianz Global Investors of America L.P. is the direct parent company of PA Retail Holdings LLC, of which the Manager is a wholly-owned subsidiary. As of December 31, 2004, Allianz Global Investors of America L.P. and its subsidiaries, including NFJ, NACM and PEA, had approximately $564.8 billion in assets under management.

   The Manager has retained its affiliates, NFJ, NACM and PEA, to manage the Fund's investments. See "--Sub-Advisers" below. The Manager, NFJ, NACM and PEA are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

Sub-Advisers

   NFJ. NFJ serves as the Sub-Adviser for the Equity Component pursuant to a portfolio management agreement between the Manager and NFJ. Subject to the supervision of the Manager, NFJ has full investment discretion and makes all determinations with respect to the investment of the Equity Component's assets.

   NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ provides investment management services to a number of institutional accounts, including investment companies, employee benefit plans, college endowment funds and foundations. As of December 31, 2004, NFJ had approximately $9.3 billion in assets under management.

   For its services pursuant to the portfolio management agreement, the Manager (and not the Fund) will pay to NFJ an annual fee payable on a monthly basis at the annual rate of .25% of the Fund's average daily total managed assets attributable to the Equity Component.

   The following individuals at NFJ constitute the team that shares primary responsibility for the day-to-day portfolio management of the Equity Component, with Mr. Fischer serving as head of the team:

         Name              Since              Recent Professional Experience
----------------------- ----------- ---------------------------------------------------
Benno J. Fischer.......  February,  Managing Director and founding partner of NFJ.
                           2005     He has over 31 years' experience in portfolio
                        (Inception) management, investment analysis and research.
                                    Prior to the formation of NFJ in 1989, he was
                                    Chief Investment Officer (institutional and fixed
                                    income), Senior Vice President and Senior
                                    Portfolio Manager at NationsBank, which he
                                    joined in 1971. Prior to joining NationsBank, Mr.
                                    Fischer was a securities analyst at Chase
                                    Manhattan Bank and Clark, Dodge.

E. Clifton Hoover......   February, Managing Director of NFJ. He is a Portfolio
                           2005     Manager with 19 years' experience in financial
                        (Inception) analysis and portfolio management. Prior to
                                    joining NFJ in 1997, he was associated with Credit
                                    Lyonnais from 1991 to 1997, where he served as a
                                    vice-president and was responsible for the
                                    financial analysis and portfolio management of a
                                    diversified portfolio. He began his career as a
                                    financial analyst with NationsBank in 1985.

Jeffrey S. Partenheimer  February,  Managing Director of NFJ. He is a Portfolio
                           2005     Manager with over 19 years' experience in
                        (Inception) financial analysis, portfolio management and large corporate finance. Prior to joining NFJ in 1999, he
                                    spent 10 years in commercial banking (8 of those
                                    years managing investment portfolios) and 4 years
                                    as a treasury director for DSC Communications in
                                    Plano, Texas. He began his career as a financial
                                    analyst with First City Bank of Dallas in 1985. He
                                    is both a CFA and a CPA.

   NACM. NACM serves as the Sub-Adviser for the Convertible Component pursuant to a portfolio management agreement between the Manager and NACM. Subject to the supervision of the Manager, NACM has full investment discretion and makes all determinations with respect to the investment of the Convertible Component's assets.

   NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101. Founded in 1984, NACM currently manages discretionary assets for numerous clients, including investment companies, employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. As of December 31, 2004, NACM had approximately $14.5 billion in assets under management.

   For its services pursuant to the portfolio management agreement, the Manager (and not the Fund) will pay to NACM an annual fee payable on a monthly basis at the annual rate of .40% of the Fund's average daily total managed assets attributable to the Convertible Component.

   The following six individuals are part of the Convertibles/High Yield team at NACM and constitute the team that has primary responsibility for the day-to-day portfolio management of the Convertible Component, with Mr. Forsyth serving as the head of the team:

          Name               Since              Recent Professional Experience
          ----            ----------- ---------------------------------------------------
Douglas Forsyth, CFA.....  February,  Mr. Forsyth is a Senior Portfolio Manager and
                             2005     Member of the Executive Committee at NACM. He
                          (Inception) joined NACM in 1994 after three years of investment management experience at AEGON USA. Mr.
                                      Forsyth holds a B.B.A. from the University of Iowa.

William L. Stickney......  February,  Mr. Stickney is a portfolio manager at NACM. He
                             2005     joined NACM in 1999 after an aggregate of ten
                          (Inception) years of investment experience with ABN AMRO,
                                      Inc., Cowen & Company and Wayne Hummer &
                                      Company. Mr. Stickney holds a B.S. from Miami
                                      University and an M.B.A. from Northwestern
                                      University, J.L. Kellogg School of Management.

Michael E. Yee...........  February,  Mr. Yee is a portfolio manager at NACM. He
                             2005     joined NACM in 1995 and has been a portfolio
                          (Inception) manager since 1998. Mr. Yee holds a B.S. from
                                      the University of California, San Diego and an
                                      M.B.A. from San Diego State University.

Justin Kass..............  February,  Mr. Kass is an investment analyst at NACM. He
                             2005     joined NACM in 2000 after serving as an intern on
                          (Inception) the Convertibles/High Yield team and has four
                                      years of investment experience. Mr. Kass holds a
                                      B.S. from the University of California, Davis and
                                      an M.B.A. from the Anderson School at the
                                      University of California, Los Angeles.

Elizabeth Lemesevski.....  February,  Ms. Lemesevski is an investment analyst at
                             2005     NACM. She joined NACM in 2001 after an
                          (Inception) aggregate of nine years of investment and research experience with T.A. McKay & Co., Citibank and
                                      CoreStates Philadelphia International Bank. Ms.
                                      Lemesevski holds a B.S. from Rutgers University
                                      and an M.B.A. from Fordham University.

Nicole Larrabee..........  February,  Ms. Larrabee is a trading assistant/analyst at
                             2005     NACM. She joined NACM in 2000 after an
                          (Inception) aggregate of four years of investment and research experience with Salomon Smith Barney
                                      (Schroders), Lehman Brothers, Inc., Heflin and
                                      Co., LLC, Sun Alliance Holdings, Ltd. and Cantor
                                      Fitzgerald and Co., Inc. Ms. Larrabee holds a B.S.
                                      from the University of Arizona.

   PEA. PEA serves as the Sub-Adviser responsible for implementing the Fund's Index Option Strategy pursuant to a portfolio management agreement between the Manager and PEA. Subject to the supervision of the Manager, PEA has full investment discretion and makes all determinations with respect to the implementation of the Index Option Strategy.

   PEA is located at 1345 Avenue of the Americas, New York, New York 10105. PEA provides equity-related advisory services to mutual funds and institutional accounts. As of February 15, 2005, PEA had approximately $3.1 billion in assets under management.

   For its services pursuant to the portfolio management agreement, the Manager (and not the Fund) will pay to PEA an annual fee payable on a monthly basis at the annual rate of .20% of the Fund's average daily total managed assets attributable to the Equity Component.

   The following individual at PEA has the primary responsibility for the day-to-day implementation of the Index Option Strategy.

      Name         Since             Recent Professional Experience
  ------------- ----------- -------------------------------------------------
  Greg Tournant  February,  Portfolio Manager for PEA. Prior to joining PEA
                   2005     in 2001, he was a Senior Research Analyst at
                (Inception) Eagle Asset Management, a division of Raymond
                            James Financial. Before that he spent three years
                            as a strategy consultant for McKinsey & Co. and
                            two years as a research analyst for Eagle Asset
                            Management. He has over eight years of
                            investment management experience.

Investment Management Agreement

   Pursuant to an investment management agreement between the Manager and the Fund (the "Investment Management Agreement"), the Fund has agreed to pay the Manager an annual management fee payable on a monthly basis at the annual rate of 0.90% of the Fund's average daily total managed assets for the services and facilities it provides.

   In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   Because the fees received by the Manager are based on the total managed assets of the Fund (including assets attributable to any borrowings that may be outstanding), the Manager has a financial incentive for the Fund to utilize borrowings, which may create a conflict of interest between the Manager and the holders of the Fund's Common Shares.

Regulatory and Litigation Matters

   On September 13, 2004, the Securities and Exchange Commission announced that the Manager, PEA and PA Distributors LLC ("PAD") had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies ("open-end funds") advised or distributed by the Manager and certain of its affiliates. In their settlement with the Securities and Exchange Commission, the Manager, PEA and PAD consented to the entry of an order by the Securities and Exchange Commission and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Manager, PEA and PAD agreed to pay civil money penalties in the aggregate amount of $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the Manager, PEA and PAD have been dismissed from the related complaint by the Securities and Exchange Commission filed on May 6, 2004 in the U.S. District Court in the Southern District of New York.

   In a related action, on June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement with PEA and PAD and their parent, Allianz Global Investors of America L.P. (formerly Allianz Dresdner Asset Management of America L.P., or "Allianz"), in connection with a complaint filed by the New Jersey Attorney General ("NJAG") on February 17, 2004. In the settlement, Allianz, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement alleged, among other things, that Allianz, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in "market timing" in various open-end funds advised or distributed by the Manager and certain of its affiliates.

   On September 15, 2004, the Securities and Exchange Commission announced that the Manager, PEA and PAD had agreed to settle a Securities and Exchange Commission enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by the Manager and its affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called "shelf space" arrangements with certain broker-dealers. In their settlement with the Securities and Exchange Commission, the Manager, PEA and PAD consented to the entry of an order by the Securities and Exchange Commission without admitting or denying the findings contained in the order. In connection with their settlement, the Manager, PEA and PAD agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Manager, PEA and PAD agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest). In a related action, the California Attorney General announced on September 15, 2004 that it had entered an agreement with PAD in resolution of an investigation into matters that are similar to those discussed in the Securities and Exchange Commission order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California alleging, among other things, that PAD violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, PAD did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General's fees and costs associated with the investigation and related matters.

   Since February 2004, the Manager, PEA, NFJ, NACM and certain of their affiliates and employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern "revenue sharing" with brokers offering "shelf space" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Manager, PEA, NFJ and NACM believe that other similar lawsuits may be filed in federal or state courts naming as defendants the Manager, Allianz, PEA, NFJ, NACM, open- and closed-end funds advised or distributed by the Manager, PEA, NFJ, NACM and/or their affiliates, the boards of trustees of those funds, and/or other affiliates or employees as defendants.

   Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager, PEA, Allianz and/or their affiliates, they and their affiliates (including NACM and NFJ) would, in the absence of exemptive relief granted by the Securities and Exchange Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Securities and Exchange Commission concerning the status of the New Jersey settlement under Section 9(a), the Manager, Allianz and certain of their affiliates (together, the "Applicants") sought exemptive relief from the Securities and Exchange Commission under
Section 9(c) of the 1940 Act. The Securities and Exchange Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Securities and Exchange Commission takes final action on their application for a permanent order. There is no assurance that the Securities and Exchange Commission will issue a permanent order.

   Various legislative and regulatory proposals are pending in or before, or have been adopted by the U.S. Congress, state legislatures and the various regulatory agencies that supervise the operations of the Fund and its service providers. These proposals, to the extent enacted or adopted, could have a substantial impact on the regulation and operation of registered funds, investment advisers and broker-dealers. Additionally, the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other regulators, as well as Congress, are investigating certain practices generally within the investment company industry and also engage in regular, routine inspections. The Fund, the Manager and the Sub-Advisers intend to cooperate fully with all regulatory inquiries.

   It is possible that the various matters referenced in this section and/or other developments resulting from these matters could lead to a decrease in the market value of the Fund's Common Shares or other adverse consequences to the Fund and its shareholders. However, the Manager and the Sub-Advisers believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory services relating to the Fund.

   In addition, a putative class action lawsuit captioned Charles Mutchka et al. v. Brent R. Harris, et al., filed in January 2005 by and on behalf of individual shareholders of certain open-end funds that hold equity securities and that are sponsored by the Manager and certain of its affiliates, including the Sub-Advisers, is currently pending in the federal district court for the Central District of California. The plaintiff alleges that fund trustees, investment advisers and affiliates breached fiduciary duties and duties of care by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The plaintiff has claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages and punitive damages. The Manager believes that the claims made in the lawsuit against the Manager and its affiliates, including the Sub-Advisers, are baseless, and the Manager, its affiliates and the Sub-Advisers intend to vigorously defend the lawsuit. As of the date of this prospectus, the Manager believes a decision, if any, against the defendants is not likely to have a material adverse effect on the Fund or on the ability of the Manager or the Sub-Advisers to perform their respective investment advisory services relating to the Fund.

                                NET ASSET VALUE

   The net asset value ("NAV") of the Fund equals the total value of the Fund's portfolio investments and other assets, less any liabilities. For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of the last reported sales price or, if available, the closing price reported for an issue traded on an over-the-counter stock market (including the NASDAQ Official Closing Price for NASD traded securities), or if no sales or closing prices are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indexes. For instance, a pricing service may recommend a fair market value based on prices of comparable securities. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

   The NAV of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. Domestic debt securities and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund's NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's NAV determined earlier that day.

   Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed.

   In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by the Manager, NACM, NFJ or PEA. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.

                                 DISTRIBUTIONS

   Commencing with the Fund's first dividend, the Fund intends to make quarterly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources:
(i) capital gains (short-term and long-term) from net index option premiums and the sale of portfolio securities; (ii) dividends received by the Fund that are paid on the common stocks and other equity securities held in the Equity Component; and (iii) interest income received by the Fund from the securities held in the Convertible Component. Distributions are likely to be variable, and the Fund's distribution rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.

   The Fund's quarterly distributions will be made from the Fund's net investment income and net gains from index option premiums and the sale of portfolio securities. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. Pursuant to the requirements of the 1940 Act and other applicable laws, absent an exemption, a notice will accompany each quarterly distribution with respect to the estimated source (as between net income and gains) of the distribution made. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.) The ultimate tax characterization of the Fund's distributions made in a calendar or fiscal year cannot finally be determined until after the end of the fiscal year. As a result, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund's net investment income and net realized capital gains for the relevant fiscal year. For example, the Fund may distribute amounts early in the calendar year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your shares, with any amounts exceeding such basis treated as gain from the sale of shares.

   As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund's distributions and result in certain dividends being comprised more heavily of long-term capital gains eligible for favorable income tax rates. The Fund intends to apply for exemptive relief from the Securities and Exchange Commission to allow it to distribute long-term capital gains more frequently and, if the relief is granted, would intend to regularly include long-term capital gains in Fund distributions, subject to approval by the Board of Trustees. However, there is no assurance that any such exemptive relief will be granted. During periods in which the Index Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund's dividends may be comprised of capital gains from the sale of equity securities held in the Equity Component, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund's operations when all of the Fund's portfolio securities will have been held for less than one year). See "Tax Matters."

   Your initial distribution is expected to be declared approximately 75 days, and paid approximately 120 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan." Although it does not now intend to do so, the Board of Trustees may change the Fund's distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

                          DIVIDEND REINVESTMENT PLAN

   Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the "Plan Agent"), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor's behalf) will be paid in cash by check mailed, in the case of direct shareholders, to the record holder by PFPC Inc., as the Fund's dividend disbursement agent.

   Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

   (1) If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

   (2) If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

   The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

                             DESCRIPTION OF SHARES

   The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $.00001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

   The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and annual meetings are required as a condition of such listing.

   Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid or reimbursed by the Fund. The Manager has agreed to pay the amount by which the Fund's offering costs (other than the sales load, but inclusive of the reimbursement of underwriter expenses of $.005 per share) exceed $.05 per share. The Manager has agreed to pay all of the Fund's organizational expenses.

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. The Fund's Declaration limits the ability of the Fund to convert to open-end status. See "Anti-Takeover and Other Provisions in the Declaration of Trust."

   Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of offering expenses paid or reimbursed by the Fund. See "Use of Proceeds." In addition to net asset value, market price may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's Index Option Strategy, regulation affecting the timing and character of Fund distributions, Fund expenses and other factors), portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund's portfolio holdings. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund."

        ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

   As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

   The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, issuance or transfer by the Fund of the Fund's shares (except as may be made pursuant to a public offering, the Fund's dividend reinvestment plan or upon exercise of any stock subscription rights), a sale, transfer or other disposition of Fund assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion).

   Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the Statement of Additional Information for a more detailed summary of these provisions.

   The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws.

   The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which are on file with the Securities and Exchange Commission.

   Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

           REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of factors relating to the Fund such as dividend levels and stability (which will in turn be affected by dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's Index Option Strategy, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund's portfolio holdings. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount.

   If the Fund were to convert to an open-end company, the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

   Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate any such discount to net asset value.

                                  TAX MATTERS

Federal Income Tax Matters

   The following federal income tax discussion is based on the advice of Ropes & Gray LLP, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

   The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

   To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders must qualify for the dividends-paid deduction.

   For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (and is treated under federal income tax rules as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Call option premiums received by the Fund on many (but not all) equity index call options will be subject to mark-to-market treatment and gains will be recognized based on the fair market value of the options on October 31 and at the end of the Fund's taxable year (January 31) (or if the option is disposed of, upon disposition). Under this system, 60% of the gains or losses from such equity index call options will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term losses. Other call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option, and the Fund will treat any gain or loss as short-term capital gain or loss, unless the option is actually exercised after the stock (or any related "substantially similar" stock or other property) is treated for federal income tax purposes as having been held for more than a year. Distributions in excess of the Fund's current and accumulated earnings and profits are treated as returns of capital to the extent of the shareholder's basis in the shares, and thereafter as capital gain.

   The Fund's call option writing activities may affect the period for which it is respected as having held stocks that the Fund owns that are also included in the indexes on which such calls are written (or for which such options substantially diminish the risk, as set forth in Service regulations) for federal income tax purposes. Some of the call options and other devices employed by the Fund reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to "straddles" under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and to terminate the holding period for shares which become part of a straddle before the long-term capital gains period has been reached. In other words, the Fund will not be respected as having owned the shares for any time before the options lapse or are otherwise terminated. Because the Fund intends to sell mainly out-of-the-money and at-the-money options, the Fund expects that many of its covered call options that are considered to offset substantially similar or related property will constitute "qualified covered call options" that are generally excepted from the straddle rules. As such, they generally will not trigger the loss deferral provisions of the straddle rules, so that the holding period for the substantially similar property will not be terminated but instead will be suspended while the call options are outstanding. At this time, it is unclear the extent to which the gains from the sale of Fund portfolio securities underlying (or substantially similar to) such call options will be treated as short-term capital gains and thus, in so far as not offset by short term losses, taxable as ordinary income when distributed.

   For taxable years beginning on or before December 31, 2008, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income," provided holding period and other requirements are met by the Fund. Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder. Fund dividends representing distributions of interest income and short-term capital gains (including a portion of premiums received by the Fund as the seller (writer) of expired options contracts) cannot be designated as qualified dividend income and will not qualify for the reduced rates. In addition, the straddle rules described above, which terminate or suspend the holding period of Fund portfolio securities substantially similar to covered calls and other reduced-risk investments, may bear adversely on the Fund's ability to designate distributions as qualified dividend income. There can be no assurance as to the percentage (if any) of the Fund's distributions that will qualify for taxation to individual Common Shareholders as qualified dividend income.

   In addition to investing in stocks that pay tax-favored dividends, the Fund intends to invest a portion of its assets in convertible securities, as well as stocks and other securities that generate ordinary income not taxed at long-term capital gains rates. For example, income produced by the Convertible Component, the assets of which will ordinarily constitute approximately 25% of the Fund's portfolio, will be taxed at ordinary income rates. Also, dividends received by the Fund from REITs will constitute qualified dividend income only to the extent that the REIT pays an entity-level tax, and REITs are generally operated in a manner designed to ensure that they are not required to pay such taxes.

   The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

   Some of the debt obligations that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, and may hold debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. The Fund will address these and other related issues when, as and if it holds in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

   Some of the debt obligations that may be acquired by the Fund in the secondary market may be treated as having market discount. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

   Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. Shareholders will be notified annually as to the U.S. federal tax status of distributions. The ultimate tax characterization of the Fund's distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund's net investment income and net realized capital gains for that year. For example, the Fund may distribute amounts early in the calendar year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of shareholders' tax basis in their Common Shares, with any amounts exceeding such basis treated as gain from the sale of shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

   The long-term capital gain rates applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2008. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

   Under current law, the backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. The Fund is required to apply backup withholding to certain taxable distributions and redemption proceeds including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Please see "Tax Matters" in the Statement of Additional Information for additional information about backup withholding.

   In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and
(ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

   Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. In respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

   This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions as well as possible estate tax consequences of fund shareholdings by foreign persons. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

                                 UNDERWRITING

   Subject to the terms and conditions stated in the Fund's underwriting agreement dated February 23, 2005, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                                    Number of
 Underwriters                                                     Common Shares
 ------------                                                     -------------
 Citigroup Global Markets Inc....................................  19,990,000
 Merrill Lynch, Pierce, Fenner & Smith
          Incorporated...........................................  14,000,000
 UBS Securities LLC..............................................  14,000,000
 A.G. Edwards & Sons, Inc........................................   7,000,000
 Wachovia Capital Markets, LLC...................................   9,000,000
 Deutsche Bank Securities Inc....................................     900,000
 Advest, Inc.....................................................     900,000
 Robert W. Baird & Co. Incorporated..............................     500,000
 Banc of America Securities LLC..................................     900,000
 H&R Block Financial Advisors, Inc...............................   1,295,000
 Crowell, Weedon & Co............................................     900,000
 Ferris, Baker Watts, Incorporated...............................     500,000
 J.J.B. Hilliard, W.L. Lyons, Inc................................     900,000
 Janney Montgomery Scott LLC.....................................   1,315,000
 KeyBanc Capital Markets, A Division of McDonald Investments Inc.     500,000
 Legg Mason Wood Walker, Incorporated............................   1,505,000
 Oppenheimer & Co. Inc...........................................   1,285,000
 Raymond James & Associates, Inc.................................   1,835,000
 RBC Capital Markets Corporation.................................   1,800,000
 Ryan Beck & Co., Inc............................................     900,000
 Stifel, Nicolaus & Company, Incorporated........................     900,000
 SunTrust Capital Markets, Inc...................................     900,000
 Wedbush Morgan Securities Inc...................................     900,000
 Wells Fargo Securities, LLC.....................................   1,600,000
 Fixed Income Securities, LP.....................................     300,000
 Piper Jaffray & Co..............................................     300,000
 TD Waterhouse Investor Services, Inc............................     300,000
 BrookStreet Securities Corporation..............................     100,000
 The Seidler Companies Incorporated..............................     100,000
 M.L. Stern & Co., LLC...........................................     100,000
 BB&T Capital Markets, a division of Scott & Stringfellow, Inc...      60,000
 D.A. Davidson & Co..............................................      60,000
 David A. Noyes & Company........................................      60,000
 Doft & Co., Inc.................................................      60,000
 Mesirow Financial, Inc..........................................      60,000
 Southwest Securities, Inc.......................................      60,000
 Axiom Capital Management, Inc...................................      15,000
 First Montauk Securities Corp...................................      15,000
 First Southwest Company.........................................      15,000
 Gilford Securities Incorporated.................................      15,000
 Hazlett, Burt & Watson, Inc.....................................      15,000
 Hennion & Walsh, Inc............................................      15,000
 Howe Barnes Investments, Inc....................................      15,000
 Huntleigh Securities Corporation................................      15,000

                                                       Number of
             Underwriters                            Common Shares
             ------------                            -------------
             J.B. Hanauer & Co......................      15,000
             J.P. Turner & Company, L.L.C...........      15,000
             Johnston, Lemon & Co. Incorporated.....      15,000
             Maxim Group LLC........................      15,000
             National Securities Corporation........      15,000
             Newbridge Securities Corporation.......      15,000
             Parker/Hunter Incorporated.............      15,000
             Paulson Investment Company, Inc........      15,000
             Peacock, Hislop, Staley & Given, Inc...      15,000
             Sanders Morris Harris Inc..............      15,000
             Sterne, Agee & Leach, Inc..............      15,000
             Strand, Atkinson, Williams & York, Inc.      15,000
             Wunderlich Securities, Inc.............      15,000
                                                      ----------
                                              TOTAL:  86,100,000
                                                      ==========

   The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

   The Underwriters, for whom Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, A.G. Edwards & Sons, Inc., Wachovia Capital Markets, LLC, Deutsche Bank Securities Inc., Advest, Inc., Robert W. Baird & Co. Incorporated, Banc of America Securities LLC, H&R Block Financial Advisors, Inc., Crowell, Weedon & Co., Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, KeyBanc Capital Markets, A Division of McDonald Investments Inc., Legg Mason Wood Walker, Incorporated, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, Ryan Beck & Co., Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Capital Markets, Inc., Wedbush Morgan Securities Inc., and Wells Fargo Securities, LLC are acting as representatives, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $0.75 per Common Share. The sales load the Fund will pay of $1.125 per Common Share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not to exceed $0.10 per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before February 28, 2005. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

   The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to 12,915,000 additional Common Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

   The Fund and the Manager have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc, on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Citigroup Global Markets Inc., in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, the Manager and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance.

   The Fund and the Manager have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make because of any of these liabilities.

   The Fund has agreed to pay the Underwriters $.005 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The Manager has agreed to pay the amount by which the Fund's offering costs (other than the sales load but inclusive of the reimbursement of Underwriter expenses of $.005 per share) exceed $.05 per share. The Manager has agreed to pay all of the Fund's organizational expenses.

   The Manager (and not the Fund) has agreed to pay each of Merrill Lynch, Pierce, Fenner and Smith Incorporated ("Merrill Lynch") and UBS Securities LLC ("UBS") a fee at an annual rate of .15% of the Fund's average daily total managed assets attributable to Common Shares sold by such Underwriters. This fee will not exceed 4.2036% of the total initial price to the public of the Common Shares offered hereby and will be payable in arrears at the end of each calendar quarter during the continuance of the investment management agreement or other advisory agreement between the Manager and the Fund. In return for such fees Merrill Lynch and UBS have agreed (i) to provide services related to the sale and distribution of the Common Shares, (ii) to provide certain after-market support services designed to maintain the visibility of the Fund on an ongoing basis, (iii) to provide relevant information, studies or reports regarding general trends in the closed-end investment company and asset management industries, if reasonably obtainable, and to consult with representatives of the Manager in connection therewith and (iv) to provide information to and consult with the Manager with respect to applicable strategies designed to address market value discounts, if any. Additionally, the Manager (and not the Fund) will pay to Citigroup Global Markets Inc. from its own assets a structuring fee for advice relating to the structure and design of the Fund and the organization of the Fund as well as services related to the sale and distribution of the Fund's Common Shares in an amount equal to $5,950,000, which in the aggregate is 0.2764% of the total initial price to the public of the Common Shares offered hereby. The sum of the noted fees to be paid to Merrill Lynch, UBS and Citigroup Global Markets Inc., the amounts paid by the Fund to reimburse certain Underwriters and other expenses and the sales load to be paid by the Fund will not exceed 9.00% of the total initial price to the public of the Common Shares offered hereby.

   In connection with the requirements for listing the Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

   Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the New York Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

   The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for, or the purchase of, the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for, or purchase of, the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time. These transactions may be effected on the New York Stock Exchange or otherwise.

   The Fund anticipates that, from time to time, the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

   Prior to the public offering of Common Shares, an affiliate of the Manager will have purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

   The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013.

                         CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The custodian performs custodial and fund accounting services as well as compliance services on behalf of the Fund.

   PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, serves as the Fund's transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund's Dividend Reinvestment Plan.

                                 LEGAL MATTERS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Ropes & Gray LLP, Boston, Massachusetts, and for the Underwriters by Simpson Thacher & Bartlett LLP. Simpson Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray LLP.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


       Use of Proceeds...............................................   3

       Investment Objectives and Policies............................   3

       Investment Restrictions.......................................  42

       Management of the Fund........................................  44

       Investment Manager and Sub-Advisers...........................  53

       Portfolio Transactions........................................  58

       Distributions.................................................  60

       Description of Shares.........................................  62

       Anti-Takeover and Other Provisions in the Declaration of Trust  63

       Repurchase of Common Shares; Conversion to Open-End Fund......  65

       Tax Matters...................................................  66

       Performance Related and Comparative Information...............  77

       Custodian, Transfer Agent and Dividend Disbursement Agent.....  77

       Independent Registered Public Accounting Firm.................  78

       Counsel.......................................................  78

       Registration Statement........................................  78

       Report of Independent Registered Public Accounting Firm.......  79

       Financial Statements..........................................  80

       Appendix A--Proxy Voting Policies............................. A-1

                                                                     Appendix A

                       DESCRIPTION OF SECURITIES RATINGS

   The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Fund to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

   High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by the Fund.

   Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Fund.

   Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

   Following is a description of Moody's and S&P's rating categories applicable to debt securities.

Moody's Investors Service, Inc.

Corporate and Municipal Bond Ratings

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

   Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

   Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

   Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

   PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

Issue Credit Rating Definitions

   A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

   Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

   Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

  Investment Grade

   AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Speculative Grade

   Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

   BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC: An obligation rated CC is currently highly vulnerable to nonpayment.

   C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

   CI: The rating CI is reserved for income bonds on which no interest is being paid.

   D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

   The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

   N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

   Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  Commercial Paper Rating Definitions

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

   A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

   A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

   A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

   D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               86,100,000 Shares

                NFJ Dividend, Interest & Premium Strategy Fund

                                 Common Shares

[LOGO] Allianz
Global Investors

                                   --------

                              P R O S P E C T U S

                               February 23, 2005

                                   --------

                                   Citigroup
                              Merrill Lynch & Co.
                              UBS Investment Bank
                                 A.G. Edwards
                              Wachovia Securities
                           Deutsche Bank Securities
                                 Advest, Inc.
                             Robert W. Baird & Co.
                        Banc of America Securities LLC
                      H&R Block Financial Advisors, Inc.
                             Crowell, Weedon & Co.
                              Ferris, Baker Watts
                                 Incorporated
                       J.J.B. Hilliard, W.L. Lyons, Inc.
                          Janney Montgomery Scott LLC
                            KeyBanc Capital Markets
                            Legg Mason Wood Walker
                                 Incorporated
                               Oppenheimer & Co.
                                 Raymond James
                              RBC Capital Markets
                                Ryan Beck & Co.
                          Stifel, Nicolaus & Company
                                 Incorporated
                          SunTrust Robinson Humphrey
                        Wedbush Morgan Securities Inc.
                          Wells Fargo Securities, LLC

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Until March 20, 2005 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

CENFJP_12478

                 NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND


                       STATEMENT OF ADDITIONAL INFORMATION

                                February 23, 2005


     NFJ Dividend, Interest & Premium Strategy Fund (the "Fund") is a newly organized, diversified closed-end management investment company.


     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating thereto dated February 23, 2005 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling
(877) 819-2224. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS


USE OF PROCEEDS................................................................3
INVESTMENT OBJECTIVES AND POLICIES.............................................3
INVESTMENT RESTRICTIONS.......................................................42
MANAGEMENT OF THE FUND........................................................44
INVESTMENT MANAGER AND SUB-ADVISERS...........................................53
PORTFOLIO TRANSACTIONS........................................................58
DISTRIBUTIONS.................................................................60
DESCRIPTION OF SHARES.........................................................62
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST................63
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN END FUND......................65
TAX MATTERS...................................................................66
PERFORMANCE RELATED AND COMPARATIVE INFORMATION...............................77
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT.....................77
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................78
COUNSEL.......................................................................78
REGISTRATION STATEMENT........................................................78
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.......................79
FINANCIAL STATEMENTS..........................................................80
APPENDIX A -- Proxy Voting Policies..........................................A-1



         This Statement of Additional Information is dated February 23, 2005.

                                 USE OF PROCEEDS


     The net proceeds of the offering of Common Shares of the Fund will be approximately $2,053,054,500 (or $2,361,012,675 if the Underwriters exercise the over-allotment option in full) after payment or reimbursement of organization and offering costs and the sales load.


     PA Fund Management LLC (the "Manager") has agreed to pay the amount by which the Fund's offering costs (other than the sales load, but inclusive of reimbursement of underwriter expenses of $.005 per common share) exceed $.05 per share. The Manager has agreed to pay all of the Fund's organizational expenses.


     Pending investment in securities and investments that meet the Fund's investment objectives and policies, it is anticipated that the net proceeds of the offering will be invested in high grade, short-term securities, or in derivative instruments designed to give the Fund exposure to the types of securities and markets in which the Fund will ordinarily invest while the Fund's sub-advisers select specific securities. This may include, without limitation, equity index futures contracts.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of the Fund are described in the Prospectus. The Fund has three sub-advisers, NFJ Investment Group L.P. ("NFJ"), Nicholas-Applegate Capital Management LLC ("NACM") and PEA Capital LLC ("PEA") (each a "Sub-Adviser" and collectively the "Sub-Advisers") each of which manages a separate portion of the Fund's portfolio. The portion of the Fund's portfolio sub-advised by NFJ (the "Equity Component") will ordinarily focus its investments in dividend-paying common stocks, but may also include preferred stocks and dividend-paying real estate investment trusts. The portion of the Fund's portfolio sub-advised by NACM (the "Convertible Component") will ordinarily consist of convertible securities, including synthetic convertible securities. On behalf of the Fund, PEA will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums (the "Index Option Strategy"). Additional information concerning the characteristics of certain of the Fund's investments is set forth below.


Investments in Equity Securities


     The Fund may hold or have exposure to equity securities of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. Because the Fund will ordinarily have substantial exposure to equity securities, historical trends would indicate that the Fund's portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by the Fund. The value of a company's preferred stock may fall as a result of factors relating directly to that company's products or services. A preferred stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.


Preferred Stock

     Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company.


     As described below, the Fund may invest in preferred stocks that pay fixed or adjustable rates of return. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. See "--Investments in Equity Securities" above. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.


     Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.


     Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.


Convertible Securities


     Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.


     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer's convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer's balance sheet. See "--High Yield Securities" below.

     Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

     If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

Synthetic Convertible Securities


     The Fund may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing element") and the right to acquire an equity security ("convertible element"). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

     More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two elements are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of elements representing distinct issuers, when NACM (the Sub-Adviser of the Fund's Convertible Component) believes that such a combination would better promote the Fund's investment objectives. A synthetic convertible security also is a more flexible investment in that its two elements may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

     A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

     The Fund may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.


Equity Index Call Options

     As described in the Prospectus, PEA will implement the Index Option Strategy by "selling" or "writing" call options on equity indexes such that the underlying value of the indexes are approximately equal to (and do not exceed) the net asset value of the Fund's Equity Component. This "index option writing" strategy is designed to generate gains from index option premiums.

     Index call options are contracts representing the right to purchase the cash value of an index at a specified price (the "strike price") at or until a specified future date (the "expiration date"). The Fund will sell index options that are "European style," meaning that the options may be exercised only on the expiration date. For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The Fund expects that it will normally write options whose terms to expiration range from two months to one year, although the Fund may write options of both longer and shorter terms. PEA will not write call options on individual equity securities, but may write options on exchange-traded funds and other similar instruments designed to correlate with the performance of an equity index or market segment.

     As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of index over the strike price on the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium. PEA may cause the Fund to repurchase an index call option prior to its expiration date, extinguishing the Fund's obligation, in which case the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Fund.

     Equity index options differ from options on individual securities in that
(i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single common stock.

     In pursuing the Index Option Strategy, PEA may cause the Fund to sell call options on "broad-based" equity indexes, such as the Standard & Poor's 500 Index, as well as narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of these securities. PEA will actively manage the Fund's index options positions using quantitative and statistical analysis that focuses on relative value and risk/return. In determining which equity index options to utilize, PEA will consider market factors, such as current market levels and volatility, and options specific factors, such as premium/cost, strike price and time to expiration. PEA will attempt to create a portfolio of equity index call options that is diversified across multiple strike prices and expiration dates.

     PEA will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Fund's Equity Component. In doing so, PEA will take into account periodic data provided by NFJ with respect to the Equity Component, including net assets, industry and sector weightings, historic volatility as well as periodic (typically 30 days after month-end) reports detailing portfolio holdings. However, other than through periodic holdings reports, PEA will not have access to the actual securities purchased, sold or held by or for the Equity Component due to informational barriers in place between NFJ and PEA. Therefore, the Index Option Strategy involves significant risk that the changes in value of the indexes underlying the Fund's written call options positions will not correlate closely with changes in the market value of securities held by the Equity Component. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. See "--Risks Associated with Index Call Options" below.

     PEA does not intend to write call options on equity indexes where the underlying value of the indexes exceed the net asset value of the Equity Component (i.e., write "naked" positions). The Fund will "cover" its written equity index call option positions by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions (e.g., by holding a call option on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written).

     The Fund will generally sell index call options which are "out-of-the-money" or "at-the-money" at the time of sale. Out-of-the-money call options are options with a strike price above the current cash value of the index and at-the-money call options are options with a strike price equal to the cash value of the index. In addition to providing possible gains through premiums, out-of-the-money index call options allow the Fund to potentially benefit from appreciation in the equity securities held by the Fund with respect to which the option was written (to the extent correlated with the index) up to the strike price. The Fund will generally write out-of-the-money call options where the strike price is not more than 10% higher than the cash value of the index at the time of sale, although PEA reserves the flexibility to utilize written call options that are more deeply out-of-the-money if it deems appropriate depending upon market conditions and other factors. The Fund also reserves the flexibility to sell index call options that are "in-the-money" - i.e., those with a strike price below the cash value of the index at the time of sale, and will generally limit these to options where the strike price is not more than 5% lower than the cash value of the index (although the Fund may utilize options that are more deeply in-the-money depending upon market conditions and other factors). When the prices of the equity index upon which a call option is written rise, call options that were out-of-the-money when written may become in-the-money (i.e., the cash value of the index rises above the strike price of the option), thereby increasing the likelihood that the options could be exercised and the Fund forced to pay the amount of appreciation over the strike price of the option upon expiration.






     Please see "Other Derivative Instruments - Options on Securities, Swap Agreements and Indexes" for other information regarding the Fund's use of equity index options and other types of options.

     Risks Associated with Index Call Options. There are various risks associated with the Fund's Index Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the strike price of the call. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline.


     In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. PEA will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Fund's Equity Component. In doing so, PEA will take into account periodic data provided by NFJ with respect to the Equity Component, including net assets, industry and sector weightings, historic volatility as well as periodic (typically 30 days after month-end) reports detailing portfolio holdings. However, other than through periodic holdings reports, PEA will not have access to the actual securities purchased, sold or held by or for the Equity Component due to informational barriers in place between NFJ and PEA. Therefore, the Index Option Strategy involves significant risk that the changes in value of the indexes underlying the Fund's written call options positions will not correlate closely with changes in the market value of securities held by the Equity Component. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.


     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     The hours of trading for options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities represented in an index, and the remaining time to the options' expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.

     The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment advisory clients of PEA, NFJ, NACM or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Other Derivative Instruments


     In addition to writing index call options, PEA may write call options on ETFs or similar instruments; however, PEA will not write call options on individual securities. NACM may buy and sell put and call options on individual securities and indexes in creating synthetic convertible securities for the Convertible Component. The Fund otherwise may (but is not required to) utilize a variety of derivative instruments for hedging or risk management purposes. The Fund may also use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering) or as components of synthetic convertible securities. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates and related indexes. In addition to written Equity Index call options, derivative instruments that may be used by the Fund include, but are not limited to, warrants, purchased call options, purchased or written put options, futures contracts, options on futures contracts, forward contracts, swap agreements and short sales.






     The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its total assets. See "Leverage and Borrowings" below.

     No assurance can be given that any strategy used (including the use of equity index call options) will succeed. As is the case with the other investments of the Fund, the ability of the Fund to successfully use derivative instruments may depend in part upon the ability of a Sub-Adviser to assess the issuer's credit characteristics and to forecast stock and other market movements and other economic factors correctly. If a Sub-Adviser incorrectly forecasts these factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. If a Sub-Adviser incorrectly forecasts stock and other market movements or other economic factors in employing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not employed that derivatives strategy at all. Also, suitable derivative transactions may not be available in all circumstances.

     The Fund's use of derivative strategies involves some special risks, including the risk of a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to, among other reasons, (a) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, (b) the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and (c) the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.


     If other types of derivative instruments not described in this section are traded in the future, the Fund may also use those instruments, provided that their use is consistent with the Fund's investment objectives.

     Options on Securities, Swap Agreements and Indexes. As described in the Prospectus, the Fund will normally utilize a principal strategy of writing (selling) call options on equity indexes. While PEA will not write call options on individual securities, the Fund may also purchase and sell both covered put and call options on securities, swap agreements, ETFs, and other indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ.

     An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. As described in "Equity Index Call Options" above, upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A put option on a security or an index is covered if the Fund segregates assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees equal to the entire exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid in accordance with procedures established by the Board of Trustees. The Fund may also cover a put option by entering into a short position in the underlying security or index. Obligations under written call and put options so covered will not be construed to be "senior securities" for purposes of the Fund's investment restrictions concerning senior securities and borrowings.


     If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Before the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Before exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.


     The premium paid for a put or call option purchased by the Fund is a cost of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     Option contracts are originated and standardized by an independent entity called the OCC. The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are currently traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges. The Fund may also write unlisted (or "over-the counter") call options.


     Spreads. The Fund may pursue an option strategy that includes the purchase and sale of calls and puts, called spreads. All of these positions will be limited loss positions in which the maximum loss will be known and fixed at the time of investment. These strategies may produce a considerably higher return than the Fund's primary strategy of written call writing, but involve a higher degree of risk and potential volatility. Because spreads involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Straddles. The Fund may write straddles consisting of a combination of a call and a put written on the same underlying security or index. A straddle will be covered when sufficient liquid assets are segregated to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money." Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Risks Associated with Options on Securities and Indexes. In addition to those risks discussed in "--Equity Index Call Options - Risks Associated with Index Call Options" above, there are several other risks associated with transactions in options on securities and on indexes. For example, during the option period, a call writer that has written the option on a portfolio security has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or the value of the equity index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or basket of securities, the price of the put or call option may move more or less than the price of the related security or securities.


     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercises were imposed, the Fund might be unable to exercise an option it purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     OTC Options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. OTC options are subject to the risk that the counter-party will not fulfill its obligations under the contract.

     Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund's securities may be denominated. The Fund may additionally use currency options to cross-hedge or to increase total return when a Sub-Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. In addition, the Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.


     Futures Contracts and Options on Futures Contracts. The Fund may invest in futures contracts and options thereon ("futures options"), including with respect to equity securities, indexes, or other instruments or assets, as well as purchase put and call options on such futures contracts. The Fund may incur commission expenses when it opens or closes a futures position.

     A futures contract is an agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of the security) at a specified price and time. A futures contract on an index (an "Index Future") is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is generally not made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

     The Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

     The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor's 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).


     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.


     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, index or other asset, in many cases these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security, index or other asset, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.


     Straddles of Futures. The Fund may write straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient liquid assets are segregated to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In these cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money." Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


     Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.


     Limitations on Use of Futures and Futures Options. When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.


     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Matters."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options, including as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

     By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances. Also, such hedging transactions may not be successful.

     The Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by The Fund. The Fund may additionally enter into forward contracts to protect against anticipated changes in future foreign currency exchange rates. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund may also use related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

     Unlike futures contracts, forward contracts:

     (i) do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

     (ii) are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts, which are traded only on exchanges regulated by the Commodity Futures Trading Commission;

     (iii) do not require an initial margin deposit; and


     (iv) may be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.






     Tax Consequences of Hedging. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund's dividend distribution and are not reflected in its yield. Under applicable tax law, the Fund's hedging activities may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986 (the "Code"). Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. See "Tax Matters."

     Additional Risks of Options on Securities and Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options on securities and Indexes, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.


     Swap Agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors.


     The Fund may enter into swap agreements with respect to individual securities, indexes of securities, interest rates, currencies and other assets or measures of risk or return. The Fund may also enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index exceeds a specified rate, or "cap"; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index falls below a specified rate, or "floor"; and collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.


     The Fund may have exposure to credit default swaps through investments in credit-linked trust certificates. In connection with such investments, the Fund would be in the position of a seller of a credit default swap contract because the trust that issues the certificates would be selling one or more credit default swap contracts. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the trust issuing the certificates receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. The trust in turn passes the stream of payments along to the holders of the certificates it has issued. If no default or other triggering event occurs, the trust, and thus the Fund, would keep the stream of payments and would have no payment obligations. In connection with its investments in credit-linked trust certificates, the Fund is therefore subject to credit risk relating to the counterparty to any credit default swap contract entered into by the trust and also the issuer and/or any guarantor of any referenced debt obligation.


     Many swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Although it has no current intention to do so, the Fund may use swap agreements to add leverage to the portfolio. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities and borrowings.

     Whether the Fund's use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Fund's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Moreover, if a counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The performance of swap agreements may be affected by a change in the specific currency, or by other factors that determine the amount of payments due. If a swap agreement calls for a payment by the Fund, the Fund must be prepared to make such payments when due.





     The swaps market is a relatively new market and is largely unregulated. The Fund's ability to terminate or transfer a swap agreement is generally very limited. Swap agreements may increase the overall volatility of the investments of a Fund. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.




     Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA.




High Yield Securities ("Junk Bonds")


     The Convertible Component may consist of securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's Investors Service, Inc. ("Moody's"), or below BBB by Standard & Poor's ("S&P")) or in securities that are unrated but judged to be of comparable quality by the Fund. These securities are sometimes referred to as "high yield" securities or "junk bonds." NACM may invest in distressed securities on behalf of the Convertible Component, but will not invest in securities which are in default (rated "D" by

Moody's or S&P) at the time of purchase (but may hold securities which have gone into default after they have been purchased).


     Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash.


     The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on a Sub-Adviser's research and analysis when investing in high yield securities.

     A general description of the ratings of securities by Moody's, S&P and other ratings agencies is set forth in Appendix A to the Prospectus. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or a Sub-Adviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, a Sub-Adviser may consider such factors as its own assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.


Warrants and Rights

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

     Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

Foreign (Non-U.S.) Securities


     As described in the Prospectus, the Fund may invest in foreign securities. The Equity Component may invest without limit in American Depository Receipts ("ADRs") and may invest up to 10% its total assets in securities of foreign issues or securities traded in foreign securities markets, including "emerging market" securities. The Convertible Component may invest up to

20% of its total assets in U.S. dollar-denominated convertible securities of foreign issuers based in developed countries.

     ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. The Fund also may invest in European Depository Receipts ("EDRs"). EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. The Fund may also invest in Global Depository Receipts ("GDRs"), which may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.





     Other foreign securities in which the Fund may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.


     The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.


     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.


     Sovereign Debt. The Fund may invest in sovereign debt issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.



     Foreign Currencies. The Fund may invest directly in foreign currencies and may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. Although the Sub-Advisers have the flexibility to hedge against foreign currency risk, they may determine not to do so or to do so only in unusual circumstances or market conditions. The Fund may employ currency management techniques to enhance the Fund's total return. See "other Derivative Instruments" above for a description of various foreign currency transactions and instruments that the Fund may use.






     The Fund's investments in foreign securities involve special risks. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage costs, custodial expenses and other fees are also generally higher than for securities traded in the United States. With respect to certain foreign countries, there is also a possibility of expropriation of assets, confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), potential restrictions on the flow of international capital, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or "emerging market") countries are involved. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities


Real Estate Investment Trusts ("REITs")


     REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.


     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

Stocks of Small and Medium Capitalization Companies

     The Fund may invest in securities of companies with market capitalizations that are small compared to those of other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions.

     The Fund may also invest in securities of companies with medium market capitalizations. These investments share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.

Corporate Bonds

     The Fund may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. corporations, foreign corporations, domestic banks, foreign banks and other business entities. Bonds include bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

     The Fund's investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation/deflation risk, liquidity risk, smaller company risk and management risk.

Commercial Paper


     Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund's investment objectives and policies, including unrated commercial paper for which a Sub-Adviser has made a credit quality assessment. See Appendix A to the Prospectus for a description of the ratings assigned by Moody's and S&P to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.


Bank Obligations

     Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Loan Participations and Assignments

     The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.

     Investments in loans through assignments (i.e., a direct assignment of the financial institution's interests with respect to the loan) may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on a Sub-Adviser's research in an attempt to avoid situations where fraud or misrepresentations could adversely affect the Fund.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

     Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code of 1986, an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Mortgage-Related and Other Asset-Backed Securities


     The Fund may invest in mortgage-related securities and in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.






     The value of some mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.






     One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities.






     The Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Fund may invest in other asset-backed securities that have been offered to investors.






     Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.




Credit-Linked Trust Certificates

     Among the income-producing securities in which the Convertible Component may invest are credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under State law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market. The Fund may invest in credit-linked trust certificates during the period when the net proceeds of this offering are being invested. Thereafter, the Fund may invest up to 5% of its total assets in these instruments.

     Like an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. Please see "Investment Objectives and Policies-- Other Derivative Instruments" for additional information about credit default swaps. The Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts which issue credit-linked trust certificates will constitute "private" investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they are generally not actively managed such as a "hedge fund" might be. It is also expected that the certificates will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See "Risks --Liquidity Risk" in the Prospectus. If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Board of Trustees or persons acting at its direction. The Fund may lose its entire investment in a credit-linked trust certificate.


Variable and Floating Rate Securities

     Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

Event-Linked Bonds

     The Fund may invest in "event-linked bonds." Event-linked bonds, which are sometimes referred to as "catastrophe bonds," are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

U.S. Government Securities


     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA and the FHLMC, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government sponsored enterprises such as Federal Home Loan Banks, FNMA, FHLMC, and the Student Loan Marketing Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government, and include increased credit risks. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.


Rule 144A Securities

     The Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid and thus subject to the Fund's limit on illiquid securities, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

Initial Public Offerings


     The Fund may purchase securities in initial public offerings ("IPOs"). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account (including the Fund) may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, if the Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.


When-Issued, Delayed Delivery and Forward Commitment Transactions

     The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.




Leverage and Borrowings


     Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivative transactions that may in some circumstances give rise to a form of financial leverage. However, the Fund ordinarily will cover its positions in these transactions so that there is no resulting leverage. Any leverage used by the Fund would be limited to 38% of the Fund's total assets (including the proceeds of the leverage). To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Fund's investment portfolio and potentially larger losses than if the strategies were not used.






     If there is a net decrease (or increase) in the value of the Fund's investment portfolio, any leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using certain forms of leverage, the fees paid to the Manager and the Sub-Advisers will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total managed assets, including borrowings that may be outstanding. Thus, the Manager and the Sub-Advisers have a financial incentive for the Fund to utilize certain forms of leverage, which may result in a conflict of interest between the Manager and the Sub-Advisers, on the one hand, and the Common Shareholders, on the other hand. Fees and expenses paid by the Fund are borne entirely by the Common Shareholders. These include costs associated with any borrowings or other forms of leverage utilized by the Fund.

     Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness ("borrowings") (including through the use of reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless immediately after the financing giving rise to the borrowing, the value of the Fund's total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 331/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment.



     The Fund may determine in the future to issue preferred shares to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Common Shares. Under the 1940 Act, the Fund would not be permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total net assets was at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's total net assets). In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets satisfies the above-referenced 200% coverage requirement. If any preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem such preferred shares from time to time to the extent necessary in order to maintain coverage of at least 200%. As noted above, if the Fund were to issue preferred shares, the leverage obtained through the preferred shares, together with any other borrowings utilized by the Fund, would not exceed 38% of the Fund's total assets. If the Fund were to have preferred shares outstanding, two of the Fund's Trustees would be elected by the holders of the preferred shares, voting separately as a class. The remaining Trustees of the Fund would be elected by holders of Common Shares and the preferred shares voting together as a single class. In the event the Fund were to fail to pay dividends on any preferred shares it issues for a period of two years, the Fund's preferred shareholders would be entitled to elect a majority of the Trustees of the Fund.






     As used in this Statement of Additional Information and in the Prospectus, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding preferred shares, with no deduction for the liquidation preference of the preferred shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of and preferred shares from "net assets," so long as any preferred shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, and preferred shares issued by the Fund will be treated as stock (rather than indebtedness).


Reverse Repurchase Agreements


     The Fund may enter into reverse repurchase agreements and economically similar transactions for hedging or cash management purposes. Although it has not current intention to do so, the Fund may also utilize these transactions to add leverage to its portfolio. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.


     Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


     The Fund may (but is not required to) segregate assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the Fund's limitations on borrowings. See "Leverage and Borrowings" above.

     The Fund also may effect simultaneous purchase and sale transactions that are known as "sale buybacks." A sale buyback is similar to a reverse repurchase agreement, except that in a sale buyback, the counterparty who purchases the security is entitled to receive any payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security.


Repurchase Agreements


     For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The applicable Sub-Adviser will monitor the creditworthiness of the counter parties.


Short Sales

     The Fund may make short sales of securities for hedging or risk management purposes. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the Fund is required to pay over any dividends received by the Fund pursuant to a short sale, such dividends will not be treated as qualified dividend income.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.


     To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. The Fund will engage in short sales that are "against the box" -- i.e., where the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will not engage in so-called "naked" short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost. Otherwise, the Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.


Illiquid Securities

     The Fund may invest up to 15% of its total assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose is determined using the SEC's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Trading and Turnover Rate


     Portfolio trading may be undertaken to accomplish the investment objectives of the Fund. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

     A change in the securities held by the Fund is known as "portfolio turnover." The Fund's Index Option Strategy may result in increased portfolio turnover to the extent that the Fund is required to sell portfolio securities to satisfy its obligations as the writer of an index call option or to realize additional gains to be distributed to shareholders if the Index Option Strategy is unsuccessful. The use of certain other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. The annual rebalancing of the Fund's portfolio to adjust the asset allocation between the Equity Component and the Convertible Component, as described in the Prospectus, is likely to increase the portfolio turnover rate for the Fund. There is no stated limit on the Fund's portfolio turnover rate. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in equity securities generally involves the payment of brokerage commissions. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the Fund, the higher the transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.


     The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Securities Loans

     Subject to the Fund's "Investment Restrictions" listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Fund to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. Such amounts will not be eligible to be treated as qualified dividend income. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Participation on Creditors Committees


     The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when a the Manager believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.


Short-Term Investments / Temporary Defensive Strategies


     Upon recommendation of a Sub-Adviser, for temporary defensive purposes, the Fund may deviate from its investment objectives and the typical portfolio securities in which the Fund invests by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when this occurs. The Fund also may deviate from its investment objectives in order to keep its assets fully invested, including during the period in which the net proceeds of this offering are being invested. See "Use of Proceeds" in the Prospectus.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions


     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund's outstanding shares:


          (1) Concentrate its investments in a particular "industry," as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          (2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

          (3) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

          (4) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

          (5) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

          (6) Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          (7) Make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount.




     For purposes of the foregoing, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.


     Unless otherwise indicated, all limitations applicable to the Fund's or a particular Component's investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by a Sub-Adviser to be of comparable quality), or change in the percentage of the Fund's or a Component's total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's or a Component's investment portfolio, resulting from market fluctuations or other changes in the Fund's or a Component's total assets, will not require the Fund to dispose of an investment until the applicable Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund or a Component. In the event that rating agencies assign different ratings to the same security, the applicable Sub-Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.


     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

     The Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).


     The Fund may not change its policy normally to invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities and other instruments that provide dividends, interest or option premiums unless it provides shareholders with written notice of such change if and to the extent required by the 1940 Act and the rules thereunder.

     To the extent the Fund covers its commitment under a reverse repurchase agreement or derivative instrument or other borrowing by the segregation of liquid assets, equal in value to the amount of the Fund's commitment, or by entering into offsetting positions, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.


     The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

                             MANAGEMENT OF THE FUND

Trustees and Officers


     The business of the Fund is managed under the direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Fourth Amended Agreement and Declaration of Trust (the "Declaration"), its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.


     The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o PA Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

                              Independent Trustees


                                                                                           Number of
                                        Term of                                          Portfolios in
                        Position(s)    Office and                                         Fund Complex        Other
                         Held with     Length of    Principal Occupation(s) During the    Overseen by     Directorships
Name, Address and Age       Fund      Time Served              Past 5 Years                 Trustee      Held by Trustee
---------------------   -----------   -----------   ----------------------------------   -------------   ---------------
Robert E. Connor*       Trustee       Since         Trustee, Fixed Income SHares,              21             None.
Age 70                                Inception     Nicholas-Applegate Convertible &
                                      (February,    Income Fund, Nicholas Applegate
                                      2005.)        Convertible & Income Fund II,
                                                    PIMCO Corporate Opportunity Fund,
                                                    PIMCO Corporate Income Fund, PIMCO
                                                    High Income Fund, PIMCO Municipal
                                                    Income Fund, PIMCO California
                                                    Municipal Income Fund, PIMCO New
                                                    York Municipal Income Fund, PIMCO
                                                    Municipal Income Fund II, PIMCO
                                                    California Municipal Income Fund
                                                    II, PIMCO New York Municipal
                                                    Income Fund II, PIMCO Municipal
                                                    Income Fund III, PIMCO California
                                                    Municipal Income Fund III, PIMCO
                                                    New York Municipal Income Fund
                                                    III, PIMCO Floating Rate Income
                                                    Fund and PIMCO Floating Rate
                                                    Strategy Fund; Director, Municipal
                                                    Advantage Fund, Inc.; Corporate
                                                    Affairs Consultant. Formerly,
                                                    Senior Vice President, Corporate
                                                    Office, Smith Barney.

                                                                                           Number of
                                        Term of                                          Portfolios in
                        Position(s)    Office and                                         Fund Complex        Other
                         Held with     Length of    Principal Occupation(s) During the    Overseen by     Directorships
Name, Address and Age       Fund      Time Served              Past 5 Years                 Trustee      Held by Trustee
---------------------   -----------   -----------   ----------------------------------   -------------   ---------------
John J. Dalessandro     Trustee       Since         Trustee, Nicholas-Applegate                16             None.
II                                    Inception     Convertible & Income Fund,
Age 66                                (February,    Nicholas-Applegate Convertible &
                                      2005)         Income Fund II, PIMCO Corporate
                                                    Opportunity Fund, PIMCO
                                                    Corporate Income Fund, PIMCO
                                                    High Income Fund, PIMCO
                                                    Municipal Income Fund, PIMCO
                                                    California Municipal Income
                                                    Fund, PIMCO New York Municipal
                                                    Income Fund, PIMCO Municipal
                                                    Income Fund II, PIMCO California
                                                    Municipal Income Fund II, PIMCO
                                                    New York Municipal Income Fund
                                                    II, PIMCO Municipal Income Fund
                                                    III, PIMCO California Municipal
                                                    Income Fund III, PIMCO New York
                                                    Municipal Income Fund III, PIMCO
                                                    Floating Rate Income Fund and
                                                    PIMCO Floating Rate Strategy
                                                    Fund. Formerly, President and
                                                    Director, J.J. Dalessandro II
                                                    Ltd., registered broker-dealer
                                                    and member of the New York Stock
                                                    Exchange.

Hans W. Kertess         Trustee       Since         President, H. Kertess & Co.;               16             None.
Age 65                                Inception     Trustee, PIMCO Corporate Income
                                      (February,    Fund, PIMCO High Income Fund,
                                      2005)         Nicholas Applegate Convertible &
                                                    Income Fund II, PIMCO Municipal
                                                    Income Fund, PIMCO California
                                                    Municipal Income Fund, PIMCO New
                                                    York Municipal Income Fund, PIMCO
                                                    Municipal Income Fund II, PIMCO
                                                    California Municipal Income Fund
                                                    II, PIMCO New York Municipal
                                                    Income Fund II, PIMCO Municipal
                                                    Income Fund III, PIMCO Municipal
                                                    California Municipal Income Fund
                                                    III, PIMCO New York Municipal
                                                    Income Fund III, PIMCO Floating
                                                    Rate Income Fund and PIMCO
                                                    Floating Rate Strategy Fund;
                                                    Formerly, Managing Director and
                                                    Consultant, Royal Bank of Canada
                                                    Capital Markets.


     In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of shareholders.

                                Officers


                        Position(s)   Term of Office
                         Held with     and Length of
Name, Address and Age       Fund        Time Served    Principal Occupation(s) During the Past 5 Years
---------------------   -----------   --------------   -----------------------------------------------
Brian S. Shlissel       President     Since            Executive Vice President and Chief
Age 40                  and Chief     inception        Administrative Officer, PA Fund Management LLC;
                        Executive     (February,       President and Chief Executive Officer, PIMCO
                        Officer       2005).           Advisors VIT (formerly OCC Accumulation Trust);
                                                       President and Chief Executive Officer, Fixed
                                                       Income SHares, Nicholas-Applegate Convertible &
                                                       Income Fund, Nicholas-Applegate Convertible &
                                                       Income Fund II, PIMCO Corporate Opportunity
                                                       Fund, PIMCO Corporate Income Fund, PIMCO
                                                       Municipal Income Fund, PIMCO California
                                                       Municipal Income Fund, PIMCO New York Municipal
                                                       Income Fund, PIMCO Municipal Income Fund II,
                                                       PIMCO California Municipal Income Fund II,
                                                       PIMCO New York Municipal Income Fund II, PIMCO
                                                       Municipal Income Fund III, PIMCO California
                                                       Municipal Income Fund III, PIMCO New York
                                                       Municipal Income Fund III, Municipal Advantage
                                                       Fund, Inc., PIMCO High Income Fund, PIMCO
                                                       Floating Rate Income Fund and PIMCO Floating
                                                       Rate Strategy Fund.

Lawrence G. Altadonna   Treasurer;    Since            Senior Vice President, PA Fund Management LLC;
Age 38                  Principal     inception        Treasurer and Principal Financial and
                        Financial     (February,       Accounting Officer, Nicholas-Applegate
                        and           2005).           Convertible & Income Fund, Nicholas-Applegate
                        Accounting                     Convertible & Income Fund II, PIMCO Corporate
                        Officer                        Opportunity Fund, PIMCO Corporate Income Fund,
                                                       PIMCO Municipal Income Fund, PIMCO California
                                                       Municipal Income Fund, PIMCO New York Municipal
                                                       Income Fund, PIMCO Municipal Income Fund II,
                                                       PIMCO California Municipal Income Fund II,
                                                       PIMCO New York Municipal Income Fund II, PIMCO
                                                       Municipal Income Fund III, PIMCO California
                                                       Municipal Income Fund III, PIMCO New York
                                                       Municipal Income Fund III, Municipal Advantage
                                                       Fund, Inc., PIMCO High Income Fund, PIMCO
                                                       Floating Rate Income Fund and PIMCO Floating
                                                       Rate Strategy Fund; Treasurer, Fixed Income
                                                       SHares; Assistant Treasurer, PIMCO Advisors VIT
                                                       (formerly OCC Accumulation Trust). Formerly,
                                                       Director of Fund Administration, Prudential
                                                       Investments.

                        Position(s)   Term of Office
                         Held with     and Length of
Name, Address and Age       Fund        Time Served    Principal Occupation(s) During the Past 5 Years
---------------------   -----------   --------------   -----------------------------------------------
Thomas J. Fuccillo      Secretary     Since            Vice President, Senior Fund Attorney, Allianz
1345 Avenue of the      and Chief     inception        Global Investors of America L.P., Secretary,
Americas                Legal         (February,       PIMCO Municipal Income Fund, PIMCO California
New York, NY 10105      Officer       2005).           Municipal Income Fund, PIMCO New York Municipal
Age 36                                                 Income Fund, PIMCO Municipal Income Fund II,
                                                       PIMCO California Municipal Income Fund II,
                                                       PIMCO New York Municipal Income Fund II, PIMCO
                                                       Municipal Income Fund III, PIMCO California
                                                       Municipal Income Fund III, PIMCO New York
                                                       Municipal Income Fund III, PIMCO Corporate
                                                       Income Fund, PIMCO Corporate Opportunity Fund,
                                                       PIMCO High Income Fund, Nicholas-Applegate
                                                       Convertible & Income Fund, Nicholas-Applegate
                                                       Convertible & Income Fund II, PIMCO Floating
                                                       Rate Income Fund, PIMCO Floating Rate Strategy
                                                       Fund, Municipal Advantage Fund Inc., Fixed
                                                       Income SHares and PIMCO Advisors VIT. Formerly,
                                                       Vice President and Associate General Counsel,
                                                       Neuberger Berman Management Inc.

Youse Guia              Chief         Since            Senior Vice President, Group Compliance
888 San Clemente        Compliance    inception        Manager, Allianz Global Investors of America
Drive,                  Officer       (February,       L.P. (since 2004). Chief Compliance Officer,
Suite 100                             2005).           PIMCO Funds: Multi-Manager Series, PIMCO
Newport Beach,                                         Municipal Income Fund, PIMCO California
CA 92660                                               Municipal Income Fund, PIMCO New York Municipal
Age 32                                                 Income Fund, PIMCO Municipal Income Fund II,
                                                       PIMCO California Municipal Income Fund II,
                                                       PIMCO New York Municipal Income Fund II, PIMCO
                                                       Municipal Income Fund III, PIMCO California
                                                       Municipal Income Fund III, PIMCO New York
                                                       Municipal Income Fund III, PIMCO Corporate
                                                       Income Fund, PIMCO Corporate Opportunity Fund,
                                                       Nicholas-Applegate Convertible & Income Fund,
                                                       PIMCO High Income Fund, Nicholas-Applegate
                                                       Convertible & Income Fund II, PIMCO Floating
                                                       Rate Income Fund, PIMCO Floating Rate Strategy
                                                       Fund, Municipal Advantage Fund, Inc, Fixed
                                                       Income SHares and PIMCO Advisors VIT. Formerly,
                                                       Vice President, Group Compliance Manager,
                                                       Allianz Global Investors of America L.P.
                                                       (since 2002). Audit Manager,
                                                       PricewaterhouseCoopers LLP (1996-2002).

                        Position(s)   Term of Office
                         Held with     and Length of
Name, Address and Age       Fund        Time Served    Principal Occupation(s) During the Past 5 Years
---------------------   -----------   --------------   -----------------------------------------------
Newton B. Schott, Jr.   Vice          Since            Managing Director, Chief Administrative
2187 Atlantic Street    President     inception        Officer, General Counsel and Secretary, PA
Stamford, CT 06902                    (February,       Distributors LLC; Managing Director, Chief
Age 62                                2005).           Legal Officer and Secretary, PA Fund Management
                                                       LLC; Vice President and Secretary, PIMCO Funds:
                                                       Multi-Manager Series; Vice President, Fixed
                                                       Income SHares, PIMCO Municipal Income Fund,
                                                       PIMCO California Municipal Income Fund, PIMCO
                                                       New York Municipal Income Fund, PIMCO Municipal
                                                       Income Fund II, PIMCO California Municipal
                                                       Income Fund II, PIMCO New York Municipal Income
                                                       Fund II, PIMCO Municipal Income Fund III, PIMCO
                                                       California Municipal Income Fund III, PIMCO New
                                                       York Municipal Income Fund III, PIMCO Corporate
                                                       Income Fund, PIMCO Corporate Opportunity Fund,
                                                       Nicholas-Applegate Convertible & Income Fund,
                                                       PIMCO High Income Fund, Nicholas-Applegate
                                                       Convertible & Income Fund II, PIMCO Floating
                                                       Rate Income Fund and PIMCO Floating Rate
                                                       Strategy Fund; Executive Vice President,
                                                       Municipal Advantage Fund, Inc.


     For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:


                        Positions Held with Affiliated Persons or
Name                        Principal Underwriters of the Fund
---------------------   -----------------------------------------
Brian S. Shlissel                       See above.
Lawrence Altadonna                      See above.
Newton B. Schott, Jr.                   See above.
Thomas J. Fuccillo                      See above.
Youse Guia                              See above.


Committees of the Board of Trustees

     Audit Oversight Committee


     The Fund has established an Audit Oversight Committee in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Fund's Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of the independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Fund, and services to be performed by the independent registered public accounting firm for certain affiliates, including the Manager and the Sub- Advisers, and the entities in a control relationship with the Manager or Sub-Advisers that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. Messrs. Connor, Kertess and D'Alessandro, each of whom is an Independent Trustee, serve on this committee.

     Nominating Committee


     The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Thomas J. Fuccillo, Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Messrs. Connor and Kertess, each of whom is an Independent Trustee, serve on this committee.


     Valuation Committee


     The Board has a Valuation Committee, to which the Board has delegate the responsibility to determine or cause to be determined the fair value of the Fund's portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund's portfolio securities and periodically reviews information from the Manager and Sub-Advisers regarding fair value and liquidity determinations made pursuant to the Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. Messrs. Connor and Kertess, each of whom is an Independent Trustee, serve on this committee.


     Compensation Committee


     The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, Sub-Advisers or any entity controlling, controlled by or under common control with the Manager or Sub-Advisers. Messrs. Connor and Kertess, each of whom is an Independent Trustee, serve on this committee.


     Securities Ownership

     For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2004:


                                                   Aggregate Dollar Range of Equity Securities in
                          Dollar Range of Equity    All Registered Investment Companies Overseen
    Name of Trustee       Securities in the Fund    by Trustee in Family of Investment Companies
-----------------------   ----------------------   ----------------------------------------------
Robert E. Connor                   None.                                None.
John J. Dalessandro II             None.                                None.
Hans W. Kertess                    None.                                None.


     For independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2004:


                            Name of Owners
                          and Relationships                               Value of    Percent of
    Name of Trustee           to Trustee      Company   Title of Class   Securities      Class
-----------------------   -----------------   -------   --------------   ----------   ----------
Robert E. Connor                None.
John J. Dalessandro II          None.
Hans W. Kertess                 None.


     As of February 18, 2005, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

     As of February 18, 2005, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding equity securities as of such date. Many of these shares are believed to be held only as nominee. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the Fund's outstanding equity securities on such date.



                                                               Percentage of the
                                                              Fund's outstanding
                                           Number of Common      shares as of
Shareholder                                     Shares         February 18, 2005
----------------------------------------   ----------------   ------------------
Allianz Global Investors of America L.P.         4,189               100%
1345 Avenue of the Americas
New York, New York  10105


Compensation


     Messrs. Connor, Kertess and Dalessandro also serve as Trustees of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (together, the "Municipal Funds"), Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund and PIMCO



Floating Rate Strategy Fund, sixteen closed-end funds for which the Manager serves as investment manager and affiliates of the Manager serve as portfolio manager. Mr. Connor also is a director or trustee, as the case may be, of one open-end investment company (comprising four separate investment portfolios). As indicated above, certain of the officers of the Fund are affiliated with the Manager.



     The Municipal Funds, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund, PIMCO

Floating Rate Strategy Fund and the Fund (together, the "PA Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, NFJ, NACM, PEA or any entity controlling, controlled by or under common control with the Manager, NFJ, NACM or PEA, receives compensation for their attendance at joint meetings and their service on Board committees. For their service as Trustees of the PA Closed-End Funds, Messrs. Connor, Kertess and Dalessandro receive $25,000 for each joint meeting for the first four joint meetings in each year and $5,000 for each additional joint meeting in such year if the meetings are attended in person. Messrs. Connor, Kertess and Dalessandro receive $1,000 per joint meeting if the meetings are attended telephonically. For their services as members of various Audit Oversight Committees, Messrs. Connor, Kertess and Dalessandro will each receive $1,000 per fund per meeting respectively, for each of those PA Closed-End Funds for which they serve as Trustee. Mr. Kertess receives $500 per fund per year for each of the PA Closed-End Funds for which he serves as Chair of the Audit Committee. Trustees will also be reimbursed for meeting-related expenses. As Chairman of the PA Closed-end Funds, Mr. Connor receives $2,500 per fund per year.


     Each Trustee's compensation and other costs of joint meetings will be allocated pro rata among the PA Closed-End Funds for which such Trustee serves as Trustee based on each such Fund's relative net assets.


     It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending January 31, 2006. For the calendar year ended December 31, 2004, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the "Fund Complex." Each officer or Trustee who is a director, officer, partner or employee of the Manager, a Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or a Sub-Adviser serves without any compensation from the Fund.



                                                        Total Compensation
                          Estimated Compensation       from the Fund Complex
                           from the Fund for the   Paid to the Trustees for the
                            Fiscal Year Ending         Calendar Year Ending
    Name of Trustee          January 31, 2006*           December 31, 2004
-----------------------   ----------------------   ----------------------------
Robert E.  Connor                 $4,050                     $151,286
John J.  Dalessandro II           $1,550                     $121,539
Hans W.  Kertess                  $2,050                     $131,705


----------
* Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the PA Closed-End Funds for which the particular Trustee serves.

     The Fund has no employees. Its officers are compensated by the Manager and/or the Sub-Advisers.

Codes of Ethics

     The Fund, the Manager, NFJ, NACM and PEA have each adopted separate codes of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, and directors, officers and employees of the Manager and Sub-Advisers, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Manager or a Sub-Adviser, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Manager, NFJ, NACM and PEA have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.


                       INVESTMENT MANAGER AND SUB-ADVISERS


Investment Manager


     The Manager serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") between it and the Fund. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. ("Allianz of America"). Allianz of America was organized as a limited partnership under Delaware law in 1987. Allianz of America's sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with three members, ADAM U.S. Holding LLC, a Delaware limited liability company, Pacific Asset Management LLC, a Delaware limited liability company and the managing member, and Pacific Life Insurance Company ("Pacific Life"), a California stock life insurance company. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in Allianz of America. The sole member of ADAM U.S. Holding LLC is Allianz Dresdner Asset Management of America LLC. Allianz Dresdner Asset Management of America LLC has two members, Allianz of America, Inc. ("Allianz of America"), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Dresdner Asset Management of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz Aktiengesellschaft ("Allianz AG"). Allianz Dresdner Asset Management of America Holding Inc. is a wholly-owned subsidiary of Allianz Dresdner Asset Management Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in Allianz of America. Allianz AG is a

European-based, multinational insurance and financial services holding company. Allianz AG's address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life's address is 700 Newport Center Drive, Newport Beach, California 92660. Allianz of America's address is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660.


     The general partner of Allianz of America has substantially delegated its management and control of Allianz of America to an Executive Committee. The Executive Committee of Allianz of America is comprised of William S. Thompson, Jr. and David C. Flattum.


     The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. As of December 31, 2004, the Manager had approximately $37.5 billion in assets under management. As of December 31, 2004, Allianz of America and its subsidiaries, including NFJ, NACM and PEA, had approximately $564.8 billion in assets under management.


     Allianz of America, Inc. ("AZOA") has entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in Allianz of America. Pursuant to this agreement, in any month subsequent to March 2004, Pacific Life and AZOA can put or call, respectively, all of the Class E Units. The repurchase price for the remaining Class E Units is calculated based on the financial performance of Pacific Investment Management Company over the preceding four calendar quarters prior to repurchase, but the amount can increase or decrease in value by a maximum of 2% per year from the per unit amount as defined in the agreement, calculated as of December 31 of the preceding calendar year.

     As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re"). Allianz AG in turn owns Dresdner Bank AG. Munich Re, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Klienwort Wasserstein and Dresdner Kleinwort Benson, may be considered to be affiliated persons of the Manager, NFJ, NACM and PEA. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as "Affiliated Brokers.") Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund's ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. NFJ, NACM and PEA do not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.


     The Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Manager, the investments of the Fund. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. As more fully discussed below, the Manager has retained NFJ, NACM and PEA to serve as the Fund's Sub-Advisers.

     Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund's investment objectives, policies and restrictions; provided that, so long as NFJ, NACM and PEA serve as the Sub-Advisers for the Fund, the Manager's obligation under the Investment Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with NFJ, NACM and PEA the investment policies of the Fund.


     Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish the Manager, NFJ, NACM and PEA, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

     Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual management fee, payable on a monthly basis, at the annual rate of .90% of the Fund's average weekly total managed assets for the services and facilities it provides. "Total managed assets" means the total assets of the Fund (including any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Manager or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Sub-Advisers


     NFJ, NACM and PEA each serve as sub-advisers for the Fund pursuant to separate portfolio management agreements (the "Portfolio Management Agreements," and individually, a "Portfolio Management Agreement") between each Sub-Adviser and the Manager. NFJ is responsible for managing the portfolio investments of the Fund's Equity Component, NACM is responsible for managing the portfolio investments of the Fund's Convertible Component and PEA is responsible for implementing the Fund's Index Option Strategy. Under each Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Manager, the Sub-Adviser's obligation is to furnish continuously an investment program with respect to its component or strategy of the Fund, to make related investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and/or other investments for the component or strategy.

     Under the Portfolio Management Agreement with NFJ, the Manager (and not the
Fund) has agreed to pay to NFJ a portfolio management fee, payable on a monthly basis, at the annual rate of 0.25% of the average daily total managed assets attributable to the Equity Component for the services it provides. Under the Portfolio Management Agreement with NACM, the Manager (and not the Fund) has agreed to pay to NACM a portfolio management fee, payable on a monthly basis, at the annual rate of 0.40% of the average daily total managed assets attributable to the Convertible Component for the services it provides. Under the Portfolio Management Agreement with PEA, the Manager (and not the Fund) has agreed to pay to PEA a portfolio management fee, payable on a monthly basis, at the annual rate of 0.20% of the average daily total managed assets attributable to the Equity Component for the services it provides.



     NFJ is an investment management firm organized as a limited partnership. NFJ is the successor investment adviser to NFJ Investment Group Inc., which commenced operations in 1989. NFJ has two partners: The Manager as the supervisory partner and NFJ Management Inc. as the managing partner. Allianz of America is the direct parent company of PA Services Holdings LLC, of which the Manager is a wholly-owned subsidiary.



     NFJ provides investment management services to a number of institutional accounts, including investment companies, employee benefit plans, college endowment funds and foundations. As of December 31, 2004, NFJ had approximately $9.3 billion in assets under management. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201.


     NACM is an investment management firm organized as a Delaware limited liability company (formerly Nicholas-Applegate Capital Management, a California limited partnership). NACM is wholly owned by Nicholas-Applegate Holdings LLC, a Delaware limited liability company, which is a wholly owned subsidiary of Allianz Dresdner Asset Management U.S. Equities LLC ("ADAM Equities"), a Delaware limited liability company. ADAM Equities is a wholly owned subsidiary of Allianz of America.


     NACM was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. As of December 31, 2004, NACM had approximately $14.5 billion in assets under management. NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101.


     PEA, an indirect wholly-owned subsidiary of Allianz of America, provides equity-related advisory services to mutual funds and institutional accounts. As of February 15, 2005, PEA had approximately $3.1 billion in assets under management. PEA is located at 1345 Avenue of the Americas, 50th Floor, New York, New York 10105.

Certain Terms of the Investment Management and Portfolio Management Agreements


     The Investment Management Agreement and the Portfolio Management Agreements were each approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or the Sub-Advisers). The Investment Management Agreement and Portfolio Management Agreements will each continue in force with respect to the Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, the applicable Sub-Adviser, or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. The Investment Management Agreement and each of the Portfolio Management Agreements automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days' notice by the Manager to the Fund or by the Fund to the Manager. Each Portfolio Management Agreement may be terminated on not less than 60 days' notice by the Manager to the applicable Sub-Adviser or by the Sub-Adviser to the Manager, or by the Fund at any time by notice to the Manager and the applicable Sub-Adviser.

     The Investment Management Agreement and the Portfolio Management Agreements each provide that the Manager or Sub-Adviser, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


Basis for Approval of the Investment Management and Portfolio Management Agreements


     In determining to approve the Investment Management Agreement and the Portfolio Management Agreements, the Trustees met with the relevant investment advisory personnel from the Manager and the Sub-Advisers and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. See "Management of the Fund" in the Prospectus and this Statement of Additional Information. The Trustees also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be available at the Manager and the Sub-Advisers were appropriate to fulfill effectively the duties of the Manager and Sub-Advisers on behalf of the Fund under the applicable agreement. The Trustees also considered the business reputation of the Manager and the Sub-Advisers, their financial resources and professional liability insurance coverage and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreement.


     The Trustees received information concerning the investment philosophy and investment process to be applied by the Sub-Advisers in managing the Fund. In this connection, the Trustees considered the Sub-Advisers' in-house research capabilities as well as other resources available to the Sub-Advisers' personnel, including research services available to the Sub-Advisers as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Sub-Advisers' investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

     The Trustees considered the scope of the services provided by the Manager and Sub-Advisers to the Fund under the Investment Management Agreement and Portfolio Management Agreements, respectively, relative to services provided by third parties to other mutual funds. The Trustees noted that the Manager's and Sub-Advisers' standard of care was comparable to that found in most investment company advisory agreements. See "--Certain Terms of the Investment Management and Portfolio Management Agreements" above. The Trustees concluded that the scope of the Manager's and the Sub-Advisers' services to be provided to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.


     The Trustees considered the quality of the services to be provided by the Manager and the Sub-Advisers to the Fund. The Trustees also evaluated the procedures of the Manager and the Sub-Advisers designed to fulfill their fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees) (see "Management of the Fund--Code of Ethics" above), the procedures by which the Sub-Advisers allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Sub-Advisers in these matters. The Trustees also received information concerning standards of the Manager and the Sub-Advisers with respect to the execution of portfolio transactions. See "Portfolio Transactions" below.


Proxy Voting Policies


     The Fund and its Board of Trustees have delegated to the Manager, and the Manager has in turn delegated to NFJ and NACM, responsibility for voting any proxies relating to portfolio securities held in the particular Sub-Adviser's Component in accordance with NFJ's and NACM's proxy voting policies and procedures. Copies of the proxy voting policies and procedures to be followed by NFJ and NACM on behalf of the Fund, including procedures to be used when a vote presents a conflict of interest, are attached hereto as Appendix A ("Proxy Voting Policies").


                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions


     Investment decisions for the Fund and for the other investment advisory clients of the Manager and each Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by the Manager and the Sub-Advisers. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Manager or a Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or a Sub-Adviser, as applicable. The Manager or a Sub-Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which the Manager or a Sub-Adviser, as applicable, believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.


Brokerage and Research Services

     There is generally no stated commission in the case of debt securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.


     Subject to the supervision of the Manager, each Sub-Adviser places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Component of the Fund managed by the Sub-Adviser (or in the case of PEA, in implementing the Index Option Strategy) and buys and sells such securities, options, futures contracts and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, each Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions, if applicable, as described below. In seeking the most favorable price and execution, each Sub-Adviser, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or instrument, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     Subject to the supervision of the Manager, each Sub-Adviser places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, each Sub-Adviser will seek the best price and execution of the Fund's orders. In doing so, the Fund may pay higher commission rates than the lowest available when a Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, each Sub-Adviser may receive research services from many broker-dealers with which the Sub-Adviser places the Fund's portfolio transactions. A Sub-Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Sub-Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Manager nor the portfolio management fee paid by the Manager to a Sub-Adviser is reduced because the Sub-Adviser and its affiliates receive such services.


     As permitted by Section 28(e) of the Securities Exchange Act of 1934, each Sub-Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in such Act) to that Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.


     The Fund may use broker-dealers that are affiliates (or affiliates of affiliates) of the Fund, the Manager and/or a Sub-Adviser, subject to certain restrictions discussed above under "Investment Manager and Sub-Advisers--Investment Manager."

     References to each Sub-Adviser in this section would apply equally to the Manager if the Manager were to assume portfolio management responsibilities for the Sub-Adviser and place orders for the purchase and sale of portfolio investments.


                                  DISTRIBUTIONS


     Commencing with the Fund's first dividend, the Fund intends to make quarterly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources:
(i) capital gains (short-term and long-term) from net index option premiums and the sale of portfolio securities; (ii) dividends received by the Fund that are paid on the common stocks and other equity securities held in the Equity Component; and (iii) interest income received by the Fund from the convertible securities held in the Convertible Component. Distributions are likely to be variable, and the Fund's distribution rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.

     The Fund's quarterly distributions will be made from the Fund's net investment income and net gains from index option premiums and the sale of portfolio securities. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source (as between net income and gains) of the distribution made. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.) The ultimate tax characterization of the Fund's distributions made in a calendar or fiscal year cannot finally be determined until after the end of the fiscal year. As a result, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund's net investment income and net realized capital gains for the relevant fiscal year. For example, the Fund may distribute amounts early in the calendar year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your shares, with any amounts exceeding such basis treated as gain from the sale of shares.

     As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund's distributions and result in certain dividends being comprised more heavily of long-term capital gains eligible for favorable income tax rates. During periods in which the Index Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund's dividends may be comprised of capital gains from the sale of equity securities held in the Equity Component, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund's operations).

     To permit the Fund to maintain a more stable quarterly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

     Your initial distribution is expected to be declared approximately 75 days, and paid approximately 120 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan. See

"Distributions" and "Dividend Reinvestment Plan." Although it does not now intend to do so, the Board of Trustees may change the Fund's distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.


                              DESCRIPTION OF SHARES

Common Shares

     The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust--Shareholder Liability" below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

     The Fund will apply for the listing of the Common Shares on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


     Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value, although they have during some periods traded at prices equal to or higher than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Although it has no present intention to do so, net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and organization and offering expenses. Net asset value fluctuations are expected to be greater if the Fund has a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End Fund" and the Prospectus under "Leverage and Borrowings" and "Description of Shares--Common Shares."

         ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

     As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

     Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

     Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

     In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

     In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.


     As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.


     A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

     The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Trustees

     The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND


     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of factors relating to the Fund such as dividend levels and stability (which will in turn be affected by dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's Index Option Strategy, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund's portfolio holdings. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.


     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the 1934 Act, as amended, and the 1940 Act and the rules and regulations thereunder.


     The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging (if any) and general market and economic conditions.


     The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Anti-Takeover and Other Provisions in the Declaration of Trust--Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares in order to authorize a conversion.

     If the Fund converted to an open-end company, the Fund's Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

     The repurchase by the Fund of its Common Shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's Common Shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's Common Shares may be the subject of repurchase or tender offers at or below net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio.

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, and the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

     Taxation of the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

               (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale of or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;

               (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and


               (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

     In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a regulated investment company's total assets may be invested in securities of one or more qualified publicly traded partnerships.


     If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

     If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and any net tax-exempt interest, and may distribute its net capital gain. The Fund may also retain for investment its net capital gain (the excess, if any, of net long-term capital gains over net short-term capital losses). If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Although the Fund may generate tax-exempt income, it does not expect to satisfy the criteria necessary to pass through the tax-free nature of the income to its shareholders.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

     Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (and is treated for federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Capital losses may be carried forward to each of the eight taxable years succeeding the loss year. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.



     For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long- term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend- paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. NFJ will select and hold (subject to the straddle rules described below under "Options, Futures, Forward Contracts and Swap Agreements") stocks in an attempt to maximize the potential for qualified dividend income with respect to the Equity Component. Fund dividends representing distributions of interest income and short-term capital gains cannot be designated as qualified dividend income and will not qualify for the reduced rates. Because income from debt securities is ineligible for such treatment, the Convertible Component will generally produce income that will not be considered qualified dividend income. In addition, because qualified dividend income includes only income (and not gains) the Fund's gains from index options premiums and all gains from sales of portfolio securities held for a year or less will not qualify for such treatment. (A portion of the Fund's gains from index option premiums and gains from sales of portfolio securities held for over a year will be taxable at reduced rates as long-term capital gains, however.) In light of this, the Fund expects that a substantial portion of Fund distributions will not consist of qualified dividend income.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

     The long-term capital gain rates applicable to most individual shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2008.

     Dividends of net investment income designated by the Fund and received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 91 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

     Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits (including earnings and profits arising from tax-exempt income) in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Although the Fund may generate tax-exempt income, it does not expect to satisfy the criteria necessary to pass through the tax-free nature of the income to its shareholders.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

     Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares. Shareholders who tender all Common Shares will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.


     Options, Futures, Forward Contracts and Swap Agreements. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.


     Call option premiums received by the Fund on many equity index call options will be subject to mark-to-market treatment and gains will be recognized based on the fair market value on October 31 and at the end of the Fund's taxable year (January 31) (or if the option is disposed of, upon disposition). Under this system, 60% of the gains or losses from such equity index call options will be treated as long-term capital gains or losses and 40% will be treated as short-term gains or losses. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term capital losses. Other call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and will be treated by the Fund as short-term capital gain or loss, unless the option is actually exercised (i.e., does not lapse and is not cancelled pursuant to a closing transaction) after the Fund has met the one-year holding period for the underlying stock; consequently, distributions of such premiums will generally be taxable to the shareholders as ordinary income.

     Call options that are considered "covered" for federal income tax purposes -- that is, options on indexes that include stocks that significantly overlap with the stocks owned by the Fund and that are considered to substantially diminish the Fund's risk of loss in either position under IRS regulations -- and other devices used by the Fund may be subject to the loss-deferral and holding period adjustment provisions of the federal income tax straddle rules. In general, such covered call options that are out-of-the-money constitute "qualified covered call options" and are generally excepted from the straddle rules. For qualified covered call options, however, the holding period for the offsetting property is calculated without regard to the time when the options are outstanding. Consequently, gains that would otherwise constitute long-term capital gains may be treated as short-term, and distributions that would otherwise constitute "qualified dividend income" may not satisfy the holding period requirements and therefore may be taxed as ordinary gain.

     The call options that are covered by shares but do not constitute "qualified covered call options" (as defined in section 1092 of the Code), puts purchased for stocks that the Fund owns and other devices employed by the Fund that substantially diminish its risk of loss in offsetting positions in "substantially similar or related property" (also as defined therein) are treated as straddles. The straddle rules require that certain losses be deferred. In addition, the holding period for positions considered part of a straddle will generally not begin until after the offsetting position is no longer outstanding. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as described under "--Return of Capital Distributions." If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.


     Original Issue Discount and Payment-in-Kind Securities. Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be (and all zero-coupon debt obligations acquired by the Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Increases in the principal amount of an inflation indexed bond will be treated as OID. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

     Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

     Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     Higher-Risk Securities. The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

     Interest paid on debt obligations owned by the Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

     Certain Investments in REITs. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.




     Foreign Currency Transactions. Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time a Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss for tax purposes. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss for tax purposes. This may produce a difference between the Fund's book income and its taxable income, possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

     Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. As the Fund many not pass through its foreign taxes to shareholders, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

     Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

     Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) properly-designated distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) properly-designated distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses. In addition, as indicated below, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. In respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a regulated investment company that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the regulated investment company was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

     A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

     Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

     Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to Common Share of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.


     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.





            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT


     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

     PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York
10017, serves as the independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.



                                     COUNSEL

     Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including any amendments thereto (the "Registration Statement"), relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information are parts of but do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of NFJ Dividend, Interest & Premium Strategy Fund

In our opinion, the accompanying statement of net assets presents fairly, in all material respects, the financial position of NFJ Dividend, Interest & Premium Strategy Fund (the "Fund") at February 15, 2005 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2005

                              FINANCIAL STATEMENTS

                 NFJ Dividend, Interest & Premium Strategy Fund

                            Statement of Net Assets
                               February 15, 2005

Assets:
   Cash                                                                 $100,012
                                                                        --------
      Net Assets                                                         100,012
                                                                        --------
Net Assets (4,189 shares of $0.00001 par value shares of
   beneficial interest issued and outstanding; unlimited
   shares authorized)                                                   $100,012
                                                                        ========
Net asset value per share                                               $ 23.875
                                                                        ========

Notes to Statement of Net Assets:

1. Organization

NFJ Dividend, Interest & Premium Strategy Fund (the "Fund") was organized as a Massachusetts business trust on August 20, 2003. The Fund has had no operations to date other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Allianz Global Investors of America, L.P. ("Allianz Global") of 4,189 shares of beneficial interest at an aggregate purchase price of $100,012. PA Fund Management LLC (the "Investment Manager") serves as the Fund's investment manager, and is an indirect, wholly-owned subsidiary of Allianz Global and an indirect, majority-owned subsidiary of Allianz AG, a publicly traded German insurance and financial services company. The Investment Manager has agreed to pay the Fund's organizational expenses of approximately $20,000 as well as the amount by which the Fund's offering costs (other than the sales load, but inclusive of the reimbursement of underwriter expenses of $.005 per share) exceeds $0.05 per common share issued. The Fund's offering costs are estimated to be $1,250,000 assuming 32,000,000 shares of beneficial interest are sold in the Fund's initial public offering. Offering costs will be charged to paid-in capital at the time such shares of beneficial interest are issued. The actual number of shares that are sold in the initial public offering, and associated offering costs, may differ significantly from the above estimates.

2. Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The

Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of any loss to be remote.

3. Investment Manager and Related Parties

The Fund has entered into an Investment Management Agreement (the "Agreement") with the Investment Manager. Subject to the supervision of the Fund's Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund's investment activities, business affairs, and other administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.90% of the Fund's average daily total managed assets. Total managed assets refers to the total assets of the Fund (including assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). The Investment Manager has retained its affiliates, NFJ Investment Group L.P. ("NFJ"), Nicholas-Applegate Capital Management LLC ("NACM") and PEA Capital LLC ("PEA"), to manage the Fund's portfolio investments. The Investment Manager (not the Fund) will pay a portion of the fees it receives as Investment Manager to NFJ, pursuant to a portfolio management agreement, at the annual rate of 0.25% of the average daily total managed assets attributable to the Fund's investments in dividend paying common stocks (the "Equity Component") The Investment Manager (not the Fund) will pay a portion of the fees it receives as Investment Manager to NACM, pursuant to a portfolio management agreement, at the annual rate of 0.40% of the average daily total managed assets attributable to the Fund's investments in income-producing convertible securities (the "Convertible Component"). The Investment Manager (not the Fund) will pay a portion of the fees it receives as Investment Manager to PEA, pursuant to a portfolio management agreement, at the annual rate of 0.20% of the average daily total managed assets attributable to the Fund's investments in the Equity Component.

4. Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

                                   Appendix A

                              Proxy Voting Policies


Allianz Global Investors of America L.P.

Proxy Voting Policy and Procedures

Version 1.0 - Effective May 1, 2003

Allianz Global Investors of America L.P.

AGI Proxy Voting Policy and Procedures

General Policy

Allianz Global Investors of America L.P. and its subsidiaries (collectively, "AGI Advisers") vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. When voting proxies, AGI Advisers' primary objective is to make voting decisions solely in the best interests of its clients. AGI Advisers will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

This policy sets forth the general standards for proxy voting whereby an AGI Adviser has authority to vote its client's proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards that must be established by each AGI Adviser:

     .    Exercising responsibility for voting decisions

     . Obligation to vote must be clearly established based on written guidelines

     .    Resolving conflicts of interest

     .    Making appropriate disclosures to clients

     .    Creating and maintaining appropriate records

     .    Providing clients access to voting records

     .    Outsourcing the proxy voting administrative process

Responsibility for Voting Decisions

Chief Investment Officer

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of the Chief Investment Officer of the AGI Adviser to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, the Chief Investment Officer of each AGI Adviser (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the "Proxy Committee").

Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

     . Execute or engage a third party service provider to vote proxies in accordance with the Company's guidelines;

     . Document, in the form of a report, the resolution of any conflicts of interest between the OE and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

     . Approve and monitor the outsourcing of voting obligations to third-parties; and

     . Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote Must be Clearly Established

When an investment management or client relationship is established, the obligation of the AGI Adviser to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

AGI Adviser's obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement. A specific clause in the agreement should explain the rights of each party as well as identify if any Proxy Voting Service is used.

Voting Proxies

Written Voting Guidelines

Each AGI Adviser must establish general voting guidelines for recurring proposals ("Voting Guidelines"). (See Appendix No. 3 for reference.)

Flexibility

The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Cost-Benefit Analysis Involving Voting Proxies

An AGI Adviser shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, an AGI Adviser may refrain from voting a proxy on behalf of its clients' accounts.

In addition, an AGI Adviser may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the AGI Advisers' ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Resolving Conflicts of Interest

An AGI Adviser may have conflicts that can affect how it votes its clients' proxies. For example, the AGI Adviser may manage a pension plan whose management is sponsoring a proxy proposal. An AGI Adviser may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, the AGI Adviser may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right. For this reason, AGI Advisers shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each AGI Adviser shall designate an employee or a proxy committee to be responsible for addressing how the AGI Adviser resolves such material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

AGI Advisers shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover. In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure. (See Appendix No. 2 for a sample letter).

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law/1/, AGI Advisers' recordkeeping requirements are as follows:

     .    Copies of the AGI Advisers Proxy Voting Policy and Procedures;


----------


/1/ SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2 [17 CFR
275.204-2] under the Investment Advisers Act of 1940 [15 U.S.C. 80b] ("Advisers Act" or "Act")

     . Copies or records of each proxy statement received with respect to clients' securities for whom an AGI Adviser exercises voting authority; Records of votes cast on behalf of clients;

     . Records of each vote cast as well as certain records pertaining to the AGI Adviser's decision on the vote;

     .    Records of written client request for proxy voting information;

     . Records of written responses from the AGI Adviser to either written or oral client request;

Retention of Records

Records are kept for at least six years following the date that the vote was cast. An AGI Adviser may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of an AGI Adviser have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds managed by an AGI Adviser shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing The Proxy Voting Process

To assist in the proxy voting process, an AGI Adviser may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to an AGI Adviser should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

                                 Appendix No. 1

                           Part II Form ADV Disclosure

General Proxy Voting Policy

                       (the "Company") typically votes proxies as part of its
----------------------
discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company's primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

The Company has adopted written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client's written request, the Company may also vote proxies for that client's account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients' accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person,
(iv) restrictions on foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company's handling of proxy voting responsibilities.

Conflicts of Interest

The Company may have conflicts of interest that can affect how it votes its clients' proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients' proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account's securities were voted, please contact your account representative.

                                 Appendix No. 2
            Sample letter to accompany Proxy Voting Policy Statement

Insert: Date

Insert. Client name and address

Reference: Proxy Voting Policy and Procedure

Dear Client:

On January 31, 2003 the SEC adopted a new rule 206(4)-6, "Proxy Voting" under the Investment Advisers Act of 1940 ("the Act"). The new rule is designed to prevent material conflicts of interest from affecting the manner in which advisers vote its clients' proxies. The new rule requires SEC-registered investment advisers that have authority to vote clients' proxies to adopt written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including procedures to address any material conflict that may arise between the interest of the adviser and its clients. The adviser must describe these policies and procedures to clients upon their request, and disclose to clients how they obtain information from the adviser about how the adviser has voted their proxies.

In keeping with the disclosure requirements of the new SEC rule we are enclosing a copy of the Company's most recent Form ADV Part II, which includes a description of the Company's Proxy Voting procedures in the form of a General Proxy Voting Policy Statement.

Should you have any questions, please do not hesitate to contact me at insert phone #.

Sincerely,

                                 Appendix No. 3
                             Proxy Voting Guidelines

The following are the general Proxy Voting Guidelines of AGI Advisers. Each AGI Adviser has developed guidelines that address the consistent method in which they vote Proposals to address the specific requirements of their client base; therefore not all AGI Advisers will vote all Proposals in same manner.

Table of Contents

Proposal
No.        Description                                                   Pg. No.
--------------------------------------------------------------------------------
Management Proposals

Auditor Related............................................................A-13
101.       Ratification of Auditors
102.       Independence of Auditors
103.       Auditor Indemnification

Board of Directors.........................................................A-13
201.       Election of Board of Directors
202.       Board Independence
203.       Changes in Board Size
204.       Cumulative Voting
205.       Director Duties and Stakeholder Laws
206.       Director Indemnification and Liability Protection
207.       Key Committee Structure

Compensation Related.......................................................A-14
301.       Employee Stock Ownership Plans (ESOP)
302.       Executive/Director/Outside Director Stock Option Plans
303.       401k Employee Benefit Plans
304.       Golden Parachutes
305.       Director Fees
306.       Pension Fund Credits

Capital Structure..........................................................A-15
401.       Authorization of Additional Common Stock
402.       Authorization of Additional Preferred Stock
403.       Issuance of Additional Debt
404.       Reduction of Shares
405.       Share Repurchase Programs
406.       Preemptive Rights
407.       Adjustments to Par Value of Common Stock
408.       Debt Restructurings

Proxy Voting Guidelines
Table of Contents (Continued)

Proposal
No.        Description                                                   Pg. No.
--------------------------------------------------------------------------------
Management Proposals

Corporate Transactions.....................................................A-16
501.       Mergers and Acquisitions
502.       Asset Sales
503.       Changing Corporate Name
504.       Corporate Restructurings
505.       Liquidations
506.       Spin-Offs

Anti-Takeover Defenses and Related Proposals...............................A-17
601.       Greenmail
602.       Poison Pills
603.       Supermajority Shareholder Vote Requirements
604.       Classified Boards
605.       Fair Price Provisions
606.       Unequal Voting Rights
607.       Reincorporation/Exemption from Takeover Laws

Other......................................................................A-18
701.       Annual Meetings
702.       Confidential Voting, Independent Tabulations and Inspections
703.       Disgorgement Provisions
704.       Mutual Fund Issues
705.       Share-Blocking
706.       Shares Out on Loan

Proxy Voting Guidelines
Table of Contents (Continued)

Proposal
No.        Description                                                   Pg. No.
--------------------------------------------------------------------------------
Shareholder Proposals

Auditor Related............................................................A-19
SP-101.    Ratification of Auditors
SP-102.    Audit Firm Rotation
SP-103.    Independence of Auditors

Board of Directors.........................................................A-19
SP-201.    Minimum Director Stock Ownership
SP-202.    Board Independence
SP-203.    Age Limits
SP-204.    Cumulative Voting
SP-205.    Director Duties and Stakeholder Laws
SP-206.    Director Attendance at Annual Meetings
SP-207.    Key Committee Composition
SP-208.    Limit Director Tenure

Compensation Related.......................................................A-20
SP-301.    Holding Periods
SP-302.    Future Stock Option Awards
SP-303.    Accounting Treatment of Stock Option Awards
SP-304.    Golden Parachutes
SP-305.    Limits on Executive and Director Compensation
SP-306.    Requests for Additional Disclosure of Executive Compensation
SP-307.    Reports on Executive Retirement Benefits

Capital Structure..........................................................A-20
SP-401.    Preemptive Rights
SP-402.    Authorization of Blank Check Preferred Stock

Corporate Transactions.....................................................A-21
SP-501.    Rights of Appraisal

Anti-Takeover Defenses and Related Proposals...............................A-21
SP-601.    Greenmail
SP-602.    Poison Pills
SP-603.    Supermajority Shareholder Vote Requirements
SP-604.    Classified Boards
SP-605.    Fair Price Provisions
SP-606.    Equal Access
SP-607.    Reincorporation/Exemption from Takeover Laws

Proxy Voting Guidelines
Table of Contents (Continued)

Proposal
No.        Description                                                   Pg. No.
--------------------------------------------------------------------------------
Shareholder Proposals

Proxy Contest Defenses.....................................................A-21
SP-701.    Shareholders' Right to Call Special Meetings
SP-702.    Shareholder Action by Written Consent
SP-703.    Shareholders' Ability to Remove or Elect Directors

Social and Environmental Issues............................................A-22
SP-801.    Environmental Issues / CERES Principles
SP-802.    Northern Ireland (MacBride Principles)
SP-803.    South Africa (Statement of Principles)
SP-804.    Other Political/Social/Special Interest Issues

Other......................................................................A-22
SP-901.    Annual Meetings
SP-902.    Confidential Voting, Independent Tabulations and Inspections
SP-903.    Abstention Votes
SP-904.    Existing Dual Class Companies
SP-905.    Special Reports/Additional Disclosure
SP-906.    Lack of Information
SP-907.    Shareholder Advisory Committee

I.   Guidelines for Voting on Management Proposals

Allianz Global Investors of America L.P. (the "Company"), its affiliates and subsidiaries will generally vote on management proposals as follows:

AUDITOR RELATED
--------------------------------------------------------------------------------

101. Ratification of Auditors: The Company will generally vote for management proposals to ratify the selection of auditors unless:

     .    The audit firm is not independent in fact or appearance;
     . The audit firm has rendered an opinion that is publicly known to not be an indication of the company's true financial position; or
     . There are significant doubts that have been publicly raised regarding the audit firm's integrity or objectivity.

102. Independence of Auditors: The Company will generally vote against auditors and withhold votes from audit committee members if non-audit fees exceed audit fees, audit-related fees, and tax fees combined. The Company will follow the SEC disclosure categories in applying the above formula.

103. Auditor Indemnification: The Company will generally vote against management proposals to indemnify the auditors.

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

201. Election of Board of Directors: The Company will generally vote with management for the routine election of directors unless:

     a. There are clear concerns due to the company having displayed a record of poor performance;

     b. The board fails to meet minimum corporate governance standards (e.g., performance-based executive compensation, board independence, takeover activity); or

     c.   Criminal activity by the board or a particular board nominee.

202. Board Independence: The Company will generally vote for management proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

203. Changes in Board Size: The Company will generally vote for management proposals that seek to fix board size and will generally vote against management proposals that give management the ability to change the size of the board without shareholder approval.

i. Cumulative Voting: The Company will generally vote for management proposals to eliminate cumulative voting and will generally vote against management proposals to introduce cumulative voting.

ii. Director Duties and Stakeholder Laws: The Company will generally vote against management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

iii. Director Indemnification and Liability Protection: The Company will generally vote in favor of management proposals to limit Directors' liability and to broaden their indemnification.

The Company will generally vote against management proposals that would broaden the Directors' indemnification that would cover acts of absolute negligence or proposals that would cover expenses for monetary damages of directors and officers that violate the standard-duty of care.

207. Key Committee Structure: The Company will generally vote for management proposals that require all members of the compensation and nominating committees to be comprised of independent or unaffiliated directors.

COMPENSATION RELATED
--------------------------------------------------------------------------------

301. Employee Stock Ownership Plans (ESOP): The Company will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP's provided that the following criteria are met:

     a. The grants are part of a broad-based employee plan, including all non-executive employees;

     b.   The plan does not permit a discount greater than 15%.

302. Executive/Director/Outside Director Stock Option Plans: The Company will evaluate management stock option plan proposals on a case-by-case basis. When reviewing such compensation plans, the Company will generally consider the following criteria:

     a.   That the dilution of existing shares is no more than 5%;

     b.   That the stock option plan is incentive-based;

     c. That the stock option plan does not allow for discounted stock options;

     d. For mature companies, that the stock option plan does not constitute more than 5% of the outstanding shares at the time of approval;

     e. For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

303. 401k Employee Benefit Plans: The Company will generally vote for management proposals to implement a 401(k) savings plan for its employees.

304. Golden Parachutes: The Company will generally vote for management proposals that require shareholder approval of golden parachutes and will vote for management proposals to limit golden parachutes.

305. Director Fees: The Company will generally vote for management proposals to award directors fees unless the amounts are excessive relative to similar industries and country.

306. Pension Fund Credits: The Company will generally vote against management proposals that include pension fund credits in earnings when determining executive compensation.

CAPITAL STRUCTURE
--------------------------------------------------------------------------------

401. Authorization of Additional Common Stock: The Company will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized. The Company will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

The Company will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100 percent of existing authorized shares.

402. Authorization of Additional Preferred Stock: The Company will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

     a.   The proposal is for the issuance of blank check preferred stock;

     b. The issuance of preferred stock is greater than 50% of current issued capital;

     c. The newly created preferred stock would have unspecified rights, i.e. voting, conversion, dividend distribution rights;

     d. The additional preferred shares will not be used as part of a takeover defense.

403. Issuance of Additional Debt: The Company will generally vote for management proposals to issue additional debt provided that the company's debt-to-equity ratio is between zero and one hundred percent.

The Company will evaluate proposals on a case-by-case basis where the debt-to-equity ratio is greater than one hundred percent and will use comparisons to similar industry standards.

404. Reduction of Shares: The Company will generally vote for management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose.

The Company will generally vote for management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter or if the resulting increase of common stock does not exceed 100% of the currently authorized common stock.

405. Share Repurchase Programs: The Company will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406. Preemptive Rights: The Company will generally vote for management proposals to eliminate preemptive rights.

407. Adjustments to Par Value of Common Stock: The Company will generally vote for management proposals to reduce the par value of common stock.

408. Debt Restructurings: The Company will evaluate debt restructuring management proposals (involving additional common and/or preferred share issuances) on a case-by-case basis. The Company will generally consider the following criteria:

     a.   Reasonableness of the dilution;

     b. The impact that the restructuring and determining if it will be beneficial to existing shareholders;

     c.   The threat of bankruptcy.

CORPORATE TRANSACTIONS
--------------------------------------------------------------------------------

501. Mergers and Acquisitions: The Company will evaluate merger and acquisition management proposals on a case-by-case basis. The Company will generally consider the following factors:

     a.   Anticipated financial and operating benefits;

     b.   Offer price (cost vs. premium);

     c.   Prospects of the combined companies;

     d.   How the deal was negotiated;

     e. Changes in corporate governance and their impact on shareholder rights;

     f.   Corporate restructuring;

     g.   Spin-offs;

     h.   Asset sales;

     i.   Liquidations;

     j.   Rights of appraisal.

502. Asset Sales: The Company will evaluate asset sale management proposals on a case-by-case basis by generally assessing the impact on the balance sheet/working capital and value received for the asset.

503. Changing Corporate Name: The Company will generally vote for management proposals regarding corporate name changes.

504. Corporate Restructurings: The Company will evaluate corporate restructuring management proposals on a case-by-case basis which would include minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

505. Liquidations: The Company will evaluate liquidation proposals by management on a case-by-case basis and will review management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

506. Spin-Offs: The Company will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS
--------------------------------------------------------------------------------

601. Greenmail: The Company will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder's agreement not to acquire the target company. The Company will generally vote against management proposals to adopt anti-takeover greenmail provisions.

602. Poison Pills: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a "pill" (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

The Company will evaluate poison pill management proposals on a case-by-case basis by considering the following factors:

          a.   Best interest of the existing shareholders;

          b.   The current salaries of the target companies' officers;

          c.   Repurchase price for the shares by the target company;

          d.   Amount of cash invested in target company;

          e.   Percentage of ownership by target company management;

          f.   Perks for target company senior management;

          g. Attitude toward tax deferral benefiting target company management;

          h.   Target company's employee expenses.

The Company will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

603. Supermajority Shareholder Vote Requirements: The Company will generally vote for management proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions or other business combinations and will generally vote against management proposals to require a supermajority vote on such matters.

604. Classified Boards: The Company will generally vote for management proposals to eliminate a classified board of directors and will generally vote against management proposals to classify the board.

605. Fair Price Provisions: The Company will generally vote for management proposals to adopt or amend fair price provisions provided that the proposal does not include a shareholder vote requirement that exceeds the majority of disinterested shares.

606. Unequal Voting Rights: The Company will generally vote against management proposals for dual class exchange offers and dual class recapitalizations.

607. Reincorporation/Exemption from Takeover Laws: The Company will generally vote for management proposals to opt out of state/country takeover laws and generally vote against management proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

The Company will evaluate reincorporation management proposals on a case-by-case basis that would require offshore companies to reincorporate in the United States.

OTHER
--------------------------------------------------------------------------------

701. Annual Meetings: The Company will generally vote for management proposals that relate to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting".

702. Confidential Voting, Independent Tabulations and Inspections: The Company will generally vote for management proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. The Company will generally vote against management proposals to repeal such provisions.

703. Disgorgement Provisions: Disgorgement provisions stipulate that an acquirer pay back profits from the sale of stock purchased two years prior to achieving control status. The Company will evaluate proposals to opt out of such provisions on a case-by-case basis.

704. Mutual Fund Issues: The Company will evaluate the following mutual fund issues on a case-by-case basis:

          a.   Approve the merger of the funds;

          b.   Approve investment advisory agreement;

          c.   Change in fundamental investment policy;

          d.   Approve/amend sub-advisory agreement;

          e.   Approve conversion from closed-end to open-end fund.

705. Share-Blocking: The Company will generally not vote proxies in countries where there is "share-blocking."

706. Shares Out on Loan: Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

Allianz Global Investors of America L.P. (the "Company"), its affiliates, and subsidiaries will generally vote on shareholder proposals as follows:

AUDITOR RELATED
--------------------------------------------------------------------------------

SP-101. Ratification of Auditors: The Company will generally vote for shareholder proposals to require shareholder ratification of auditors.

SP-102. Audit Firm Rotation: The Company will generally vote against shareholder proposals asking for audit firm rotation.

SP-103. Independence of Auditors: The Company will generally vote against shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

SP-201. Minimum Director Stock Ownership: The Company will generally vote against shareholder proposals requiring directors to own a certain number of shares in order to qualify as a director or to remain on the board.

SP-202. Board Independence: The Company will generally vote for shareholder proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

SP-203. Age Limits: The Company will generally vote against shareholder proposals to impose a mandatory retirement age for directors.

SP-204. Cumulative Voting: The Company will generally vote for shareholder proposals to eliminate cumulative voting and will generally vote against shareholder proposals to introduce cumulative voting.

SP-205. Director Duties and Stakeholder Laws: The Company will generally vote against shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

SP-206. Director Attendance at Annual Meetings: The Company will generally vote against shareholder proposals for mandatory director attendance at the annual shareholder meeting.

SP-207. Key Committee Composition: The Company will generally vote for shareholder proposals that require all members of the compensation and nominating committees be comprised of independent or unaffiliated directors.

SP-208. Limit Director Tenure: The Company will generally vote against shareholder proposals to limit the tenure of outside directors.

COMPENSATION RELATED
--------------------------------------------------------------------------------

SP-301. Holding Periods: The Company will generally vote against shareholder proposals that require companies to adopt full tenure stock holding periods for executives.

SP-302. Future Stock Option Awards: The Company will generally vote against shareholder proposals to ban future stock option grants to executives.

SP-303. Accounting Treatment of Stock Option Awards: The Company will generally vote against shareholder proposals requesting that stock options be expensed.

SP-304. Golden Parachutes: The Company will generally vote for shareholder proposals to require shareholder approval of golden parachutes and will vote against shareholder proposals that would set limits on golden parachutes.

SP-305. Limits on Executive and Director Compensation: The Company will generally vote against shareholder proposals to limit executive and director compensation.

SP-306. Requests for Additional Disclosure of Executive Compensation: The Company will generally vote against shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

SP-307. Reports on Executive Retirement Benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits): The Company will generally vote for shareholder proposals that require companies to report on their executive retirement benefits provided that any cost with such reporting is within reason.

CAPITAL STRUCTURE
--------------------------------------------------------------------------------

SP-401. Preemptive Rights: The Company will generally vote against shareholder proposals that seek preemptive rights.

SP-402. Authorization of Blank Check Preferred Stock: The Company will generally vote for shareholder proposals that require shareholder approval prior to the issuance of blank check preferred stock.

CORPORATE TRANSACTIONS
--------------------------------------------------------------------------------

SP-501. Rights of Appraisal: The Company will generally vote against shareholder proposals to provide rights of appraisal to dissenting shareholders.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS
--------------------------------------------------------------------------------

SP-601. Greenmail: The Company will generally vote for shareholder proposals to prohibit payment of greenmail.

SP-602. Poison Pills: The Company will generally vote for shareholder proposals to require shareholder ratification of poison pills. The Company will generally vote on a case-by-case basis on shareholder proposals that request the board of directors to redeem poison pill provisions.

SP-603. Supermajority Shareholder Vote Requirements: The Company will generally vote for shareholder proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions, and other business combinations.

SP-604. Classified Boards: The Company will generally vote for shareholder proposals to repeal classified boards and elect all directors annually and will vote against shareholder proposals to classify the board.

SP-605. Fair Price Provisions: The Company will generally vote for shareholder proposals to adopt or lower the shareholder vote requirements with respect to existing fair price provisions.

SP-606. Equal Access: The Company will generally vote for shareholder proposals to allow shareholders equal access to management's proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

SP-607. Reincorporation/Exemption from Takeover Laws: The Company will generally vote for shareholder proposals to opt out of state/country takeover laws and will generally vote on a case-by-case basis for shareholder proposals to reincorporate in another country or state.

PROXY CONTEST DEFENSES
--------------------------------------------------------------------------------

SP-701. Shareholders' Right to Call Special Meetings: The Company will generally vote against shareholder proposals to grant shareholders' the ability to call special meetings.

SP-702. Shareholder Action by Written Consent: The Company will generally vote against shareholder proposals to permit shareholders to take action by written consent.

SP-703. Shareholders' Ability to Remove or Elect Directors: The Company will generally vote against shareholder proposals to restore shareholder ability to remove directors with or without cause. The Company will generally vote against shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES
--------------------------------------------------------------------------------

SP-801. Environmental Issues / CERES Principles: The Company will generally vote against shareholder proposals that request issuers to file the CERES principles.

SP-802. Northern Ireland (MacBride Principles): The Company will generally vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-803. South Africa (Statement of Principles): The Company will generally vote against shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa.

SP-804. Other Political/Social/Special Interest Issues: The Company will generally vote against shareholder proposals on restrictions that relate to social, political, or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

OTHER
--------------------------------------------------------------------------------

SP-901. Annual Meetings: The Company will generally vote against shareholder proposals to change the time or place of annual meetings.

SP-902. Confidential Voting, Independent Tabulations and Inspections: The Company will generally vote for shareholder proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. The Company will vote against shareholder proposals to repeal such provisions.

SP-903. Abstention Votes: The Company will generally vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting unless required by state law.

SP-904. Existing Dual Class Companies: The Company will generally vote against shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-905. Special Reports/Additional Disclosure: The Company will generally vote against shareholder proposals that require disclosure reports on the impact of certain issues to the overall business if the issuer and the shareholders.

SP-906. Lack of Information: The Company generally will vote against proposals if there is a lack of information to make an informed voting decision.

SP-907. Shareholder Advisory Committee: The Company will generally vote against shareholder proposals to establish shareholder advisory committees.

                           HOW THE FUNDS VOTE PROXIES

The Funds' Investment Adviser votes proxies on behalf of the Funds pursuant to written Proxy Policy Guidelines and Procedures ("Proxy Guidelines") adopted by the Funds. A summary of the Proxy Guidelines is provided below. To obtain information on how your Fund's securities were voted, please contact your account representative at 1-800-551-8043.

--------------------------------------------------------------------------------
                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                              Proxy Voting Summary
--------------------------------------------------------------------------------

                                 Revised 11/9/04


Nicholas-Applegate Capital Management takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.


A Proxy Committee, including executive, investment, sales, marketing, compliance and operations personnel, is responsible for establishing our policies and procedures. The Committee reviews these policies and procedures on a regular basis and makes such changes as it believes are necessary. Our guidelines and voting actions are to a large extent aligned with the voting recommendations of Glass Lewis, a third-party proxy voting service to which we subscribe.

We review all proxies for which we have voting responsibility, and vote all proxies according to our written guidelines, taking into account Glass Lewis recommendations and/or investment team input. Our guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.


The guidelines contained herein reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our clients best interest. In addition, on client request, we may vote proxies for that client in a particular manner overall, such as union or labor sensitive.

To ensure that voting responsibilities are met, the Committee has established operational procedures to have client proxies reconciled against client holdings. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the reason for the variance.


The proxy voting and record keeping are provided through a third party vendor, Investor Responsibility Research Center ("IRRC"). We maintain proxy voting records for all accounts and make these records available to clients at their request.

--------------------------------------------------------------------------------
                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                             Proxy Voting Guidelines
--------------------------------------------------------------------------------

                                 Revised 11/9/04


--------------------------------------------------------------------------------
I    External Auditor
--------------------------------------------------------------------------------

A.   Auditors

Vote for proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.


Additionally, we may vote against ratification of auditors:

     . When audit fees added to audit-related fees total less than the tax fees and/or less than other non-audit fees.

     . If there have been any recent restatements or late filings by the company where the auditors bears some responsibility for the restatement or late filing (e.g. a restatement due to a reporting error).

     . When the auditor performs tax shelter work or work for a contingent type fee including a fee based on a percentage of economic benefit to the company.

     . When audit fees are excessively low, ezpecially when compared with other companies in the same industry.

     .    When the company has aggressive accounting policies.


--------------------------------------------------------------------------------
II   Board of Directors
--------------------------------------------------------------------------------

A.   Director Nominees


     Votes on director nominees are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. Evaluations are based on the following criteria (and any others that may be deemed relevant by Glass Lewis or Nicholas-Applegate):


          .    Long term corporate performance record based on increases in shareholder wealth, earnings, financial strength
          .    Executive Compensation
          .    Director Compensation
          .    Corporate Governance Provisions and Takeover Activity
          .    Criminal Activity
          .    Investment in the Company
          .    Interlocking Directorships
          .    Inside, Outside, and Independent Directors

          .    Board Composition
          .    Number of Other Board Seats
          .    Any problems or issues that arose on Other Board assignments
          .    Support of majority-supported shareholder proposals.

B.   Director Indemnification and Liability Protection


     1. Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.


     2. Vote against proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

     3. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, that are more serious violations of fiduciary obligation than mere carelessness.

     4. Vote for only those proposals providing such expanded coverage on cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director's legal expenses would be covered.

C.   Director Duties and Stakeholder Laws

     Vote against management or shareholder proposals to allow the board of directors to consider the interests of "stakeholders" or "non-shareholder constituents," unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

D.   Director Nominations


     Vote in accordance with Glass Lewis shareholder proposals asking that management allow large shareholders equal access to management's proxy to discuss and evaluate management's director nominees, and/or to nominate and discuss shareholder nominees to the board.


E.   Inside Versus Independent Directors


     1. Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.


     2. Vote for shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.

F.   Stock Ownership Requirements


     Vote in accordance with Glass Lewis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.


G.   Term of Office

     Vote against proposals to limit the tenure of outside directors.

--------------------------------------------------------------------------------
III  Proxy Contests and Corporate Defenses
--------------------------------------------------------------------------------

A.   Proxy Contests for Board Seats


     All votes in a contested election of directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.


B.   Classified Boards

     1.   Vote against proposals to classify the board.

     2. Vote for proposals to repeal a classified board, and to elect all directors annually.

C.   Cumulative Voting

     1. Vote for proposals to permit cumulative voting in the election of directors.

     2. Vote against proposals to eliminate cumulative voting in the election of directors.

D.   Director Nominations

     Vote against management proposals to limit shareholders' ability to nominate directors.

E.   Shareholders' Right to Call Special Meetings

     1. Vote against management proposals to restrict or prohibit shareholders' ability to call special meetings.

     2. Vote for shareholder proposals that remove restrictions on the right of shareholders to act independently of management.

F.   Shareholder Action by Written Consent

     1. Vote against management proposals to restrict or prohibit shareholders' ability to take action by written consent.

     2. Vote for shareholder proposals to allow or make easier shareholder action by written consent.

G.   Size of the Board

     1.   Vote for proposals that seek to fix the size of the Board.

     2. Vote against management proposals that give management the ability to alter the size of the Board without shareholder approval.

H.   Shareholders' Ability to Remove Directors

     1. Vote against proposals that state directors may be removed only for cause.

     2. Vote for proposals to restore shareholder ability to remove directors with or without cause.

     3. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     4. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

--------------------------------------------------------------------------------
IV   Tender Offers and Corporate Defenses
--------------------------------------------------------------------------------

A.   Fair Price Provisions


     1. Vote in accordance with Glass Lewis analysis and recommendation on management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

     2. Vote in accordance with Glass Lewis analysis and recommendation on shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.


B.   Greenmail

     1. Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     2. Vote in accordance with Glass Lewis analysis and recommendation on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.


     3. Vote on a case-by-case basis regarding restructuring plans that involve the payment of pale greenmail.

C.   Poison Pills

     1. Vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.


     2. Shareholder proposals to redeem a company's poison pill are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     3. Management proposals to ratify a poison pill are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.


D.   Stakeholder Provisions

     Vote against management proposals allowing the board to consider stakeholders' (outside constituencies') interests when faced with a tender offer.

E.   Super-majority Vote Requirement to Approve Mergers

     1. Vote for shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.

     2. Vote against management proposals to require a super-majority shareholders' vote to approve mergers and other significant business combinations.

F.   Super-majority Shareholder Vote Requirements to Amend Charter or Bylaws

     1. Vote for shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.

     2. Vote against management proposals to require a super-majority vote to amend any bylaw or charter provision.

G.   Unequal Voting Rights


     Vote in accordance with Glass Lewis analysis and recommendation on proposals for dual class exchange offers and dual class recapitalizations.


H.   Existing Dual Class Companies


     1. Vote in accordance with Glass Lewis analysis and recommendation on shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.


     2. Vote for shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.

I.   White Squire Placements

     Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).

--------------------------------------------------------------------------------
V    Miscellaneous Corporate Governance Provisions
--------------------------------------------------------------------------------

A.   Abstention Votes

     Vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting, unless that consideration is required by state law.

B.   Annual Meetings

     1. Vote against management proposals asking for authority to vote at the meeting for "other matters".

     2. Vote against shareholder proposals to rotate the time or place of annual meetings.

C.   Confidential Voting and Independent Tabulation and Inspections

     Vote for proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.

D.   Equal Access

     Vote for shareholder proposals to allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.

E.   Bundled Proposals


     Bundled or "conditioned" proxy proposals are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).


F.   Shareholder Advisory Committee


     1. Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.


G.   Disclosure Proposals


     Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.


H.   Conflict of Interest

     When facing conflicts between our interests and the interests of our clients, Nicholas-Applegate will always act in the best interests of its clients. In proxy voting matters, conflicts of interest can arise in many ways. For example, a proxy issue could arise for one of our public clients that we also own in one or more client accounts. Or, a potential client battling a contentious shareholder proposal may ask for our vote in exchange for granting us an investment mandate. In these cases and other potential conflict scenarios, Nicholas-Applegate must exercise caution to ensure our clients' interests are not compromised.

     We believe a reasonable process to screen for potential conflicts that could influence our proxy voting is as follows:

          (i) identify any situation where we do not intend to vote in accordance with our normal policy on any issue;

          (ii) determine who is directing (portfolio manager, client, etc) us to vote contrary to our normal policy;
          (iii) review and analyze for potential conflict issues (e.g., may require PM to disclose any relationship with the issuer via a written questionnaire);
          (iv) Proxy Committee to review request to vote contrary to policy, and potential conflict if any, prior to voting, and will make final decision.

          (v) pursuant to the request of the Board of Trustees of the Nicholas-Applegate Institutional Funds, NACM will report to the Board any conflict of interest matter and how the Committee resolved it.

     The Proxy Committee will be responsible for implementing and following the above process, and has the flexibility to use its reasonable judgment in determining which steps are necessary under each set of circumstances.

--------------------------------------------------------------------------------
VI   Capital Structure
--------------------------------------------------------------------------------

A.   Common Stock Authorization


     1. Proposals to increase the number of shares of common stock the board isauthorized to issue are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     3. Vote in accordance with Glass Lewis analysis and recommendation on proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B.   Stock Distributions: Splits and Dividends

     Vote in accordance with Glass Lewis analysis and recommendation on management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C.   Reverse Stock Splits

     Vote for management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D.   Blank Check Preferred Stock

     1. Vote against management proposals authorizing the creation of new classes of preferred stock which have unspecified rights including voting, conversion or dividend distribution rights.


     2. Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.


     3. Vote for shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

     4. Vote for proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

E.   Adjustments to Par Value of Common Stock

     Vote for management proposals to reduce the par value of common stock.

F.   Preemptive Rights


     Proposals to provide shareholders with preemptive rights are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.


G.   Debt Restructuring


     Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.


H.   Share Repurchase Programs

     Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

--------------------------------------------------------------------------------
VII  Executive Compensation/Employee Consideration
--------------------------------------------------------------------------------

A.   Incentive Plans


     All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. The evaluation is based on the following criteria (and any other that may be deemed relevant by Glass Lewis or Nicholas-Applegate):

          .    Necessity
          .    Reasonableness Test
          .    Participation
          .    Dilution
          .    Shares Available
          .    Exercise and Payment Terms
          .    Change-in-Control Provisions
          .    Types of Awards
          .    Company specific dilution cap calculated
          .    Present Value of all incentives, derivative awards, cash/bonus compensation
          .    Shareholder wealth transfer (dollar amount of shareholders'
               equity paid it's executives)

          .    Voting power dilution - Potential percent reduction in relative voting power
          .    Criteria for awarding grants
          .    The pace of grants
          .    The value of grants per employee compared with the Company's peers.
          .    Allowance for repricing of options
          .    Past granting patterns
          .    Process for determining pay levels

B.   Shareholder Proposals to Limit Executive and Director Compensation


     1. Generally, vote in accordance with Glass Lewis analysis and recommendation on shareholder proposals that seek additional disclosure of executive and director compensation information.

     2. All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.


C.   Golden Parachutes

     1. Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.


     2. Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.


D.   Employee Stock Ownership Plans (ESOP)


     1. Vote in accordance with Glass Lewis analysis and recommendation on proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).

     2. Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):


          .    Reasonableness Test
          .    Participation
          .    Administration
          .    Shares Available
          .    Exercise and Payment Terms
          .    Change-in-Control Provisions
          .    Types of Awards
          .    Dilution

E.   401(k) Employee Benefit Plans

     Vote in accordance with Glass Lewis analysis and recommendation on proposals to implement a 401(k) savings plan for employees.

F.   Discounted Options/Restricted Stock


     Vote in accordance with Glass Lewis analysis and recommendation on discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.)


G.   Pension Fund Credits

     Vote for proposals that exclude pension fund credits from earnings when calculating executive compensation. In addition, vote against proposals that include pension fund credits in earnings when calculating executive compensation.

--------------------------------------------------------------------------------
VIII State of Incorporation
--------------------------------------------------------------------------------

A.   Re-Incorporation Proposals


     Proposals to change a corporation's state of incorporation are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.


B.   State Takeover Statutes


     Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

C.   State Fair Price Provisions


     Proposals to opt out of S.F.P's are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.


D.   Stakeholder Laws

     Vote for proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).

E.   Disgorgement Provisions


     Proposals to opt out of disgorgement provisions are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

--------------------------------------------------------------------------------
IX   Mergers and Corporate Restructurings
--------------------------------------------------------------------------------

A.   Mergers and Acquisitions


     Votes on mergers and acquisitions are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. The voting decision depends on a number of factors, including:


          .    Anticipated financial and operating benefits
          .    Offer price (cost vs. premium)
          .    Prospects of the combined companies
          .    How the deal was negotiated
          .    Changes in corporate governance and their impact on shareholder rights
          .    Other pertinent factors discussed below.

B.   Corporate Restructurings


     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.


C.   Spin-Offs


     Votes on spin-offs are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, considering


          .    The tax and regulatory advantages
          .    Planned use of the sale proceeds
          .    Market focus
          .    Managerial incentives.

D.   Asset Sales


     Votes on asset sales are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, considering


          .    The impact on the balance sheet/working capital
          .    The value received for the asset
          .    The potential elimination of diseconomies.

E.   Liquidations


     Votes on liquidations normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, after reviewing


          .    Management's efforts to pursue other alternatives
          .    The appraisal value of the assets
          .    The compensation plan for executives managing the liquidation.

F.   Rights of Appraisal

     Vote for shareholder proposals to provide rights of appraisal to dissenting shareholders.

G.   Changing Corporate Name

     Vote for changing the corporate name.

--------------------------------------------------------------------------------
X    Social Issues Proposals
--------------------------------------------------------------------------------

A.   Social Issues Proposals


     Vote in accordance with Glass Lewis analysis and recommendation on each individual proposal, which is based on expected effect on shareholder value, and then voted accordingly.


--------------------------------------------------------------------------------
XI   Proxies Not Voted
--------------------------------------------------------------------------------

A.   Shares Out on Loan

     Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

B.   Share-Blocking

     Proxies are not voted for countries with "share-blocking", generally, voting would restrict ability to sell shares. A list of countries with "share-blocking" is available upon request.

C.   Other

     There may be circumstances, such as costs or other factors, where Nicholas-Applegate would in its reasonable discretion refrain from voting proxy shares.